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JUNE 30, 2007

RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

BENCHMARK FUNDS-

(Formerly, Dynamic Russell 2000® Fund)

NOVA FUND

RUSSELL 2000® 2x STRATEGY FUND

JAPAN 1.25x STRATEGY FUND

INVERSE S&P 500 STRATEGY FUND

(Formerly, Japan Advantage Fund)

(Formerly, Russell 2000® Advantage Fund)

(Formerly, Dynamic Dow Fund)

(Formerly, Inverse S&P 500 Fund)

RUSSELL 2000® 1.5x STRATEGY FUND

DOW 2x STRATEGY FUND

INVERSE RUSSELL 2000®

OTC FUND

INVERSE DOW 2x STRATEGY FUND

(Formerly, Inverse OTC Fund)

INVERSE OTC STRATEGY FUND

STRATEGY FUND

(Formerly, Inverse Russell 2000® Fund)

(Formerly, Inverse Dynamic Dow Fund)

S&P 500 2x STRATEGY FUND

GOVERNMENT LONG BOND

SMALL-CAP VALUE FUND

(Formerly, Dynamic S&P 500 Fund)

(Formerly, Government Long Bond

1.2x STRATEGY FUND

MID-CAP VALUE FUND

(Formerly, Dynamic OTC Fund)

OTC 2x STRATEGY FUND

Advantage Fund)

LARGE-CAP VALUE FUND

INVERSE GOVERNMENT LONG BOND

MID-CAP 1.5x STRATEGY FUND

SMALL-CAP GROWTH FUND

STRATEGY FUND

(Formerly, Mid-Cap Advantage Fund)

(Formerly, Inverse Government

MID-CAP GROWTH FUND

Long Bond Fund)

(Formerly, Inverse Mid-Cap Fund)

INVERSE MID-CAP STRATEGY FUND

LARGE-CAP GROWTH FUND

EUROPE 1.25x STRATEGY FUND

MONEY MARKET FUND

(Formerly, Europe Advantage Fund)

U.S. GOVERNMENT

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, Inc.

TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

5

FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

7

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

19

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

78

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

82

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

86

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

94

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

98

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

107

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

108

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

The U.S. economy showed unmistakable signs of slowing as GDP growth decelerated throughout the first half of 2007, hitting sub-1% pace by the end of the first quarter. Higher gas prices and the recession in the housing and auto sectors put the brakes on economic growth.

Despite the economic slowdown and the accompanying slowdown in corporate earnings, stocks rallied with major market averages gaining between 6% and 8%. Two major factors came into play, helping stock prices during the first half of the year. First, although corporate earnings are slowing, they are slowing less than anticipated. The major factor boosting stock prices, however, was the continuing explosion in global liquidity. Put simply, with many emerging economies growing at breathtaking rates, the global economy is generating wealth at an unprecedented rate. Wealth created from exports, trade, energy production and distribution is being augmented by massive foreign exchange reserves, money supply growth and corporate earnings. Private equity investment, leveraged buyouts and merger and acquisition activity are all at or near record levels as the global liquidity wave continues to find its way into stock prices. As a result, just as earnings have started to slow, stock price multiples have started to expand. Until now, the nearly three and a half year rally in stock prices has been entirely earnings driven, with price/earnings multiples actually contracting as earnings growth outstripped stock price gains.

Sector level performance indicated that investor flows continue to go to those parts of the market that are highly leveraged to the global growth theme. Energy, Materials, Industrials and Technology—all sectors that benefit from rapid global growth—were the strongest performers for the first half of the year. The laggards—Financials and Consumer Discretionary stocks—highlighted that investors were concerned about the threat from rising interest rates as well as pressures on consumer spending from higher gas prices.

Interest rates did, in fact, rise in the first half as inflation worries increased on the back of rising commodity prices and labor costs. Also pushing long-term rates higher was an increase in global interest rates as central banks in both developed and developing economies raised rates in a bid to forestall inflationary pressures.

Long-term rates moved up, short-term rates moved down and the yield curve resumed its positive slope.

International equity markets performed well, reflecting many of the trends outlined above. Emerging market stocks continued to power ahead, generating double-digit returns in the process. While we remain constructive on the outlook for economic growth in the emerging markets, we are concerned about the outlook for emerging market stocks. In a nutshell, many exchanges in the developing markets are taking on bubble characteristics with stock market speculation running rampant.

That brings us to the other defining characteristic of the first half of the year—the heightened awareness of risk. This was most evident in the global pull-back in stock prices in late February and early May. That shock, which had its origins in overseas markets, has now been augmented by the widespread use of sub prime mortgage debt in the hedge fund community.

We think it is a relatively safe bet that the U.S. economy will accelerate from Q1’s sub-1% pace. Moreover,

the massive wealth being generated by the global economy is not going away, and there is no reason to doubt that some of that liquidity will continue to find its way into U.S. stock markets. Putting it all together, the general pressure on stock prices is to the upside, and current valuation multiples provide some limited room for that to take place. Even so, perceptions of risk have increased, so we would not be surprised to see pullbacks along the way—perhaps unsettling ones.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David Reilly, CFA

Director, Portfolio Strategies

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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3

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Rydex Funds described in this report are benchmarked daily to leveraged or inverse versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6%

gain and an expectation that the fund will rise by 9%. On the same day, the fund’s net asset value (“NAV”)

increases from $10.00 to $10.90 for a gain of 9.0%–in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls

9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

Index

Level

Index

Fund

Fund

Fund

Performance

Expectation

NAV

Performance

Assessment

Start

100

$ 10.00

Day 1

106

6.00%

9.00%

$ 10.90

9.00%

In line

Day 2

99

-6.60%

-9.90%

$

9.82

-9.90%

In line

Cumulative

-1.00%

-1.50%

-1.80%

-0.30%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce more results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced,

while lower volatility will produce a more muted effect.

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs,

including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2006 and ending June 30, 2007.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an

$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and

Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5%

return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Ratio†

December 31, 2006

June 30, 2007

Period*

Account Value

Account Value

Paid During

Table 1. Based on actual Fund return

Nova Fund

1.50%

$1,000.00

$1,082.30

$

7.74

Inverse S&P 500 Strategy Fund

1.64%

1,000.00

969.00

8.01

OTC Fund

1.51%

1,000.00

1,098.80

7.86

Inverse OTC Strategy Fund

1.66%

1,000.00

941.90

7.99

S&P 500 2x Strategy Fund

1.65%

1,000.00

1,097.20

8.58

OTC 2x Strategy Fund

1.65%

1,000.00

1,167.90

8.87

Mid-Cap 1.5x Strategy Fund

1.65%

1,000.00

1,157.40

8.83

Inverse Mid-Cap Strategy Fund

1.66%

1,000.00

921.50

7.91

Russell 2000® 2x Strategy Fund

1.67%

1,000.00

1,090.90

8.66

Russell 2000® 1.5x Strategy Fund

1.67%

1,000.00

1,080.20

8.61

Inverse Russell 2000® Strategy Fund

1.65%

1,000.00

965.90

8.04

Government Long Bond 1.2x Strategy Fund

1.21%

1,000.00

952.40

5.86

Inverse Government Long Bond Strategy Fund

4.60%

1,000.00

1,071.00

23.62

Europe 1.25x Strategy Fund

1.65%

1,000.00

1,129.70

8.71

Japan 1.25x Strategy Fund

1.65%

1,000.00

1,004.10

8.20

Dow 2x Strategy Fund

1.67%

1,000.00

1,135.00

8.84

Inverse Dow 2x Strategy Fund

1.71%

1,000.00

892.90

8.03

Small-Cap Value Fund

1.51%

1,000.00

1,036.40

7.62

Mid-Cap Value Fund

1.51%

1,000.00

1,078.20

7.78

Large-Cap Value Fund

1.51%

1,000.00

1,077.40

7.78

Small-Cap Growth Fund

1.51%

1,000.00

1,084.90

7.81

Mid-Cap Growth Fund

1.51%

1,000.00

1,118.00

7.93

Large-Cap Growth Fund

1.50%

1,000.00

1,070.50

7.70

U.S. Government Money Market Fund

1.20%

1,000.00

1,020.10

6.01

Table 2. Based on hypothetical 5% return

Nova Fund

1.50%

1,000.00

1,017.26

7.53

Inverse S&P 500 Strategy Fund

1.64%

1,000.00

1,016.56

8.23

OTC Fund

1.51%

1,000.00

1,017.21

7.58

Inverse OTC Strategy Fund

1.66%

1,000.00

1,016.46

8.33

S&P 500 2x Strategy Fund

1.65%

1,000.00

1,016.51

8.28

OTC 2x Strategy Fund

1.65%

1,000.00

1,016.51

8.28

Mid-Cap 1.5x Strategy Fund

1.65%

1,000.00

1,016.51

8.28

Inverse Mid-Cap Strategy Fund

1.66%

1,000.00

1,016.46

8.33

Russell 2000® 2x Strategy Fund

1.67%

1,000.00

1,016.41

8.38

Russell 2000® 1.5x Strategy Fund

1.67%

1,000.00

1,016.41

8.38

Inverse Russell 2000® Strategy Fund

1.65%

1,000.00

1,016.51

8.28

Government Long Bond 1.2x Strategy Fund

1.21%

1,000.00

1,018.72

6.07

Inverse Government Long Bond Strategy Fund

4.60%

1,000.00

1,001.70

23.09

Europe 1.25x Strategy Fund

1.65%

1,000.00

1,016.51

8.28

Japan 1.25x Strategy Fund

1.65%

1,000.00

1,016.51

8.28

Dow 2x Strategy Fund

1.67%

1,000.00

1,016.41

8.38

Inverse Dow 2x Strategy Fund

1.71%

1,000.00

1,016.21

8.58

Small-Cap Value Fund

1.51%

1,000.00

1,017.21

7.58

Mid-Cap Value Fund

1.51%

1,000.00

1,017.21

7.58

Large-Cap Value Fund

1.51%

1,000.00

1,017.21

7.58

Small-Cap Growth Fund

1.51%

1,000.00

1,017.21

7.58

Mid-Cap Growth Fund

1.51%

1,000.00

1,017.21

7.58

Large-Cap Growth Fund

1.50%

1,000.00

1,017.26

7.53

U.S. Government Money Market Fund

1.20%

1,000.00

1,018.77

6.02

*

number of days in the most recent fiscal half-year, then divided by 365. Expenses shown do not include additional fees charged by

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the

† This ratio represents annualized Total Expenses, which include interest expense from securities sold short. Excluding short interest expense,

insurance companies.

the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 2.95% lower.

6

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited)

NOVA FUND

OBJECTIVE:

To provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the daily performance of the S&P 500® Index.

Inception:

May 7, 1997

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Exxon Mobil Corp.

3.0%

150%

General Electric Co.

2.0%

Equity Index

Bank of America Corp.

1.6%

Swap Agreements

Pfizer, Inc.

1.4%

J.P. Morgan Chase & Co.

1.3%

100%

AT&T, Inc.

1.2%

Futures Contracts

Microsoft Corp.

1.2%

Consumer Staples

Consumer Discretionary

Consumer Discretionary

Consumer Staples

Energy

Altria Group, Inc.

1.2%

1.2%

Energy

Industrials

Citigroup, Inc.

50%

Industrials

Health Care

International Business Machines Corp.

1.2%

Health Care

Information Technology

Top Ten Total

15.3%

Information Technology

“Ten Largest Holdings” exclude any temporary

Financials

Financials

cash or derivative investments.

0%

Other

Other

Nova Fund

S&P 500 Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

INVERSE S&P 500 STRATEGY FUND

OBJECTIVE:

To provide investment results that will inversely correlate to the performance of the S&P 500 Index.

Inception:

June 9, 1997

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative instruments

100%

such as equity index swap agreements, futures

Consumer Discretionary

Consumer Staples

contracts, and options on index futures.

80%

Energy

60%

Health Care

Industrials

Futures Contracts

40%

Information Technology

20%

Other

Short Sales

Financials

0%

-20%

-40%

-60%

Swap Agreements

Equity Index

-80%

Short Sales

-100%

Inverse S&P 500

S&P 500 Index

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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7

FUND PROFILES (Unaudited) (continued)

OTC FUND

OBJECTIVE:

To provide investment results that correspond to a benchmark for over-the-counter securities. The Fund’s current benchmark is the Nasdaq 100 Index® .

Inception:

May 7, 1997

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Swap Agreements

100%

Apple Computer, Inc.

6.6%

Equity Index

Health Care

Microsoft Corp.

4.5%

Qualcomm, Inc.

3.8%

75%

Futures Contracts

Consumer Discretionary

Google, Inc. — Class A

3.0%

Health Care

Cisco Systems, Inc.

2.8%

Consumer Discretionary

Comcast Corp. — Class A

2.0%

Oracle Corp.

1.9%

50%

Gilead Sciences, Inc.

1.7%

Information Technology

Research In Motion Ltd.

1.6%

Information Technology

Applied Materials, Inc.

1.6%

25%

Top Ten Total

29.5%

“Ten Largest Holdings” exclude any temporary

0%

Other

Other

cash or derivative investments.

OTC Fund

Nasdaq 100 Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

INVERSE OTC STRATEGY FUND

OBJECTIVE:

To provide investment results that will match the performance of a specific benchmark. The Fund’s current benchmark is the inverse of the performance of the Nasdaq 100 Index.

Inception:

May 21, 2001

The Fund invests principally in derivative instruments

Holdings Diversification (Market Exposure as % of Net Assets)

such as equity index swap agreements, futures

100%

Health Care

contracts, and options on index futures.

80%

Consumer Discretionary

60%

40%

Information Technology

Other

20%

0%

Futures Contracts

-20%

-40%

Short Sales

-60%

-80%

Equity Index Swap

-100%

Agreements Short Sales

Inverse OTC

Nasdaq 100 Index

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

8

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

S&P 500 2x STRATEGY FUND

OBJECTIVE:

Seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The

Fund’s current benchmark is 200% of the performance of the S&P 500 Index.

Inception:

October 1, 2001

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

200%

Exxon Mobil Corp.

2.5%

General Electric Co.

2.1%

Equity Index

AT&T, Inc.

1.3%

150%

Swap Agreements

Citigroup, Inc.

1.3%

Consumer Staples

Microsoft Corp.

1.3%

Consumer Discretionary

Bank of America Corp.

1.1%

100%

Energy

Procter & Gamble Co.

1.0%

Consumer Discretionary

Futures Contracts

Consumer Staples

American International Group, Inc.

0.9%

Energy

Chevron Corp.

0.9%

Industrials

Industrials

Pfizer, Inc.

0.9%

50%

Health Care

Top Ten Total

13.3%

Information Technology

Financials

“Ten Largest Holdings” exclude any temporary

Health Care

Information Technology

Financials

Other

Other

cash or derivative investments.

Strategy Fund

S&P 500 2x

S&P 500 Index

0%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

OTC 2x STRATEGY FUND

OBJECTIVE:

To provide investment results that will match the performance of a specific benchmark on a daily basis. The

Fund’s current benchmark is 200% of the performance of the Nasdaq 100 Index.

Inception:

October 1, 2001

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

200%

Apple Computer, Inc.

Microsoft Corp.

3.1%

4.8%

Qualcomm, Inc.

2.8%

Google, Inc. — Class A

2.4%

150%

Equity Index Swap

Cisco Systems, Inc.

2.0%

Agreements

Intel Corp.

1.6%

Oracle Corp.

1.4%

Comcast Corp. — Class A

1.3%

100%

Health Care

Research In Motion Ltd.

1.2%

Futures Contracts

Consumer Discretionary

Gilead Sciences, Inc.

1.2%

Top Ten Total

21.8%

50%

Health Care

Consumer Discretionary

Information

“Ten Largest Holdings” exclude any temporary

Information

Technology

cash or derivative investments.

Technology

0%

Other

Other

OTC 2x Strategy Fund

Nasdaq 100 Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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9

FUND PROFILES (Unaudited) (continued)

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE:

To provide investment results that correlate to the performance of a specific benchmark for mid-cap securities.

The Fund’s current benchmark is the S&P MidCap 400® Index.

Inception:

October 1, 2001

Ten Largest Holdings (% of Total Net Assets)

Holdings Diversification (Market Exposure as % of Net Assets)

Noble Energy, Inc.

Manpower, Inc.

0.8%

150%

0.6%

Lam Research Corp.

Pride International, Inc.

0.6%

DENTSPLY International, Inc.

0.6%

Equity Index

0.6%

Swap Agreements

A.G. Edwards, Inc.

0.6%

100%

Materials

Utilities

Joy Global, Inc.

Energizer Holdings, Inc.

0.6%

0.5%

Futures Contracts

Health Care

Energy

Mohawk Industries, Inc.

SPX Corp.

0.5%

0.5%

Energy

50%

Health Care

Industrials

Consumer Discretionary

Top Ten Total

5.9%

Industrials

Information Technology

Consumer Discretionary

“Ten Largest Holdings” exclude any temporary

Information Technology

cash or derivative investments.

Financials

Other

Other

Financials

0%

Mid-Cap 1.5x

S&P MidCap 400 Index

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE:

To provide investment results that will match the performance of a specific benchmark. The Fund’s current benchmark is the inverse of the performance of the S&P MidCap 400 Index.

Inception:

May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative instruments

100%

Materials

such as equity index swap agreements, futures con-

Utilities

tracts, and options on index futures.

80%

Health Care

Energy

60%

Consumer Discretionary

40%

Industrials

20%

Information Technology

Other

0%

Financials

-20%

-40%

Equity Index

-60%

Short Sales

Swap Agreements

-80%

Inverse Mid-Cap

S&P MidCap 400 Index

-100%

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

10

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE:

To provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index.

Inception:

October 27, 2006

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

200%

Flir Systems, Inc.

Chipotle Mexican Grill, Inc.

0.2%

Arris Group, Inc.

0.2%

0.2%

Equity Index

PetroHawk Energy Corp.

150%

Swap Agreements

SVB Financial Group

0.2%

Polycom, Inc.

0.2%

0.2%

Aspen Insurance Holdings Ltd.

0.2%

Health Care

Energy

Mariner Energy, Inc.

0.2%

Futures Contracts

100%

Health Care

ValueClick, Inc.

0.2%

Industrials

Jack in the Box, Inc.

0.2%

Consumer Discretionary

Top Ten Total

50%

2.0%

Consumer Discretionary

Industrials

Information Technology

“Ten Largest Holdings” exclude any temporary

Information Technology

Financials

cash or derivative investments.

Financials

0%

Other

Other

Russell 2000®

Russell 2000® Index

2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE:

To provide investment results that correlate to the performance of a specific benchmark for small-cap securities.

The Fund’s current benchmark is the Russell 2000® Index.

Inception:

October 1, 2001

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

150%

Flir Systems, Inc.

0.2%

Chipotle Mexican Grill, Inc.

0.2%

PetroHawk Energy Corp.

Arris Group, Inc.

0.2%

0.2%

Equity Index Swap

Agreements

SVB Financial Group

Polycom, Inc.

0.2%

0.2%

100%

Energy

Mariner Energy, Inc.

0.2%

Health Care

Bucyrus International, Inc. — Class A

0.2%

Futures Contracts

Industrials

Jack in the Box, Inc.

Aspen Insurance Holdings Ltd.

0.2%

0.2%

50%

Consumer Discretionary

Health Care

Top Ten Total

2.0%

Consumer Discretionary

“Ten Largest Holdings” exclude any temporary

Industrials

Information Technology

Financials

Information Technology

Financials

cash or derivative investments.

Other

Other

Russell 2000® 1.5x

Russell 2000® Index

0%

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

11

FUND PROFILES (Unaudited) (continued)

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE:

To provide investment results that will match the performance of a specific benchmark. The Fund’s current bench-

mark is the inverse of the performance of the Russell 2000® Index.

Inception:

May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative instru-

Energy

ments such as equity index swap agreements,

100%

futures contracts, and options on index futures.

80%

Health Care

Consumer Discretionary

Industrials

60%

40%

Information Technology

20%

Financials

Other

0%

-20%

Futures Contracts

-40%

Short Sales

Equity Index Swap

-60%

-80%

Agreements Short Sales

-100%

Inverse Russell 2000®

Russell 2000® Index

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE:

To provide investment results that correspond to a benchmark for U.S. Government securities. The Fund’s current longest maturity, which is currently 30 years.

benchmark is 120% of the price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the

Inception:

August 18, 1997

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in U.S. Government

securities and in derivative instruments such as

120%

futures and options contracts.

100%

80%

Futures Contracts

60%

40%

20%

Obligations

U.S. Treasury

Government Long Bond

0%

1.2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

12

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE:

To provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument. The Fund’s current benchmark is the inverse of the daily price currently 30 years.

movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is

Inception:

May 1, 2003

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative instru-

ments such as equity index swap agreements,

0%

futures contracts, and options on index futures.

U.S. Treasury Obligations

-20%

Short Sales

-40%

-60%

Futures Contracts

Short Sales

-80%

-100%

Inverse Government

Long Bond Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

EUROPE 1.25x STRATEGY FUND

OBJECTIVE:

To provide investment results that correlate to the performance of a specific benchmark. The Fund’s current benchmark is the Dow Jones STOXX 50 IndexSM.

Inception:

October 1, 2001

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

125%

HSBC Holdings PLC — SP ADR

2.0%

BP PLC — SP ADR

Total SA — SP ADR

1.8%

1.9%

100%

Materials

Vodafone Group PLC — SP ADR

1.6%

Equity Index

Consumer Staples

Novartis AG — SP ADR

GlaxoSmithKline PLC — SP ADR

1.5%

75%

Swap

Telecommunication Services

1.4%

Agreements

Energy

UBS AG — SP ADR

Royal Dutch Shell PLC — SP ADR

1.2%

1.2%

50%

Health Care

E.ON AG — SP ADR

1.1%

Telefonica SA — SP ADR

1.1%

Energy

Financials

Top Ten Total

14.8%

Telecommunication Services

Financials

25%

Health Care

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

0%

Other

Other

Europe 1.25x

Dow Jones STOXX 50 Index

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

13

FUND PROFILES (Unaudited) (continued)

JAPAN 1.25x STRATEGY FUND

OBJECTIVE:

To provide investment results that correlate to the performance of a specific benchmark. The Fund’s current benchmark is the Topix 100 Index.

Inception:

October 1, 2001

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative instru-

ments such as equity index swap agreements,

125%

futures contracts, and options on index futures.

Communications

100%

Technology

Basic Materials

75%

Consumer, Non-cyclical

Swap Agreements

Equity Index

Industrials

50%

Consumer, Cyclical

25%

Futures

Financials

0%

Contracts

Other

Japan 1.25x Strategy Fund

Topix 100 Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

DOW 2x STRATEGY FUND

OBJECTIVE:

To provide investment results that will match the performance of a specific benchmark on a daily basis. The

Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial AverageSM Index.

Inception:

May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

200%

International Business Machines Corp.

4.7%

Swap Agreements

Equity Index

Boeing Co.

4.3%

3M Co.

3.9%

Exxon Mobil Corp.

3.8%

150%

Telecommunication Services

Caterpillar, Inc.

United Technologies Corp.

3.5%

Health Care

Altria Group, Inc.

Materials

Energy

3.2%

Futures Contracts

3.1%

Consumer Discretionary

American International Group, Inc.

3.1%

100%

Johnson & Johnson, Inc.

2.8%

Procter & Gamble Co.

2.7%

Information Technology

Top Ten Total

35.1%

50%

Information Technology

Financials

Consumer Staples

Financials

“Ten Largest Holdings” exclude any temporary

Consumer Staples

cash or derivative investments.

Other

Industrials

Industrials

Dow 2x Strategy Fund

Dow Jones Industrial

0%

Average Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

14

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE:

To provide investment results that will match the performance of a specific benchmark on a daily basis. The

Fund’s current benchmark is 200% of the inverse performance of the Dow Jones Industrial Average Index.

Inception:

May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative instru-

100%

Energy

Telecommunication Services

ments such as equity index swap agreements,

futures contracts, and options on index futures.

Health Care

Information Technology

Materials

50%

Financials

Consumer Discretionary

Consumer Staples

Industrials

0%

Short Sales

Futures Contracts

-50%

Equity Index

-100%

Short Sales

Swap Agreements

-150%

Inverse Dow 2x

Dow Jones Industrial

-200%

Strategy Fund

Average Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

SMALL-CAP VALUE FUND

OBJECTIVE:

To provide investment results that match the performance of a benchmark for small-cap value securities. The

Fund’s current benchmark is the S&P SmallCap 600/Citigroup Pure Value Index.

Inception:

May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

100%

Health Care

Nash Finch Co.

2.5%

Consumer Staples

Consumer Staples

Libbey, Inc.

LandAmerica Financial Group, Inc.

2.4%

Utilities

1.9%

Information Technology

Utilities

Ryerson, Inc.

MIVA, Inc.

1.8%

75%

Information Technology

1.6%

Materials

Central Vermont Public Service Corp.

1.6%

Materials

Spherion Corp.

C&D Technologies, Inc.

1.3%

Financials

1.3%

50%

Financials

La-Z-Boy, Inc.

1.2%

Industrials

Agilysys, Inc.

1.2%

Top Ten Total

16.8%

25%

Industrials

Consumer

“Ten Largest Holdings” exclude any temporary

Discretionary

Discretionary

Consumer

cash or derivative investments.

Other

Other

Small-Cap Value Fund

S&P SmallCap 600/Citigroup

0%

Pure Value Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

15

FUND PROFILES (Unaudited) (continued)

MID-CAP VALUE FUND

OBJECTIVE:

To provide investment results that match the performance of the benchmark for mid-cap value securities. The

Fund’s current benchmark is the S&P MidCap 400/Citigroup Pure Value Index.

Inception:

May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Avis Budget Group, Inc.

2.9%

100%

Consumer Staples

Consumer Staples

Lyondell Chemical Co.

2.5%

Information Technology

Information Technology

Lear Corp.

2.3%

Industrials

Industrials

Universal Corp.

2.0%

75%

Avnet, Inc.

1.8%

Olin Corp.

1.7%

Furniture Brands International, Inc.

1.7%

Materials

Materials

50%

Energy East Corp.

Financials

Financials

1.7%

Bowater, Inc.

1.7%

Westwood One, Inc.

1.6%

Consumer Discretionary

Consumer Discretionary

25%

Top Ten Total

19.9%

Utilities

Utilities

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

0%

Other

Other

Mid-Cap Value Fund

S&P MidCap 400/Citigroup

Pure Value Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

LARGE-CAP VALUE FUND

OBJECTIVE:

To provide investment results that match the performance of the benchmark for large-cap value securities. The

Fund’s current benchmark is the S&P 500/Citigroup Pure Value Index.

Inception:

May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

100%

Ford Motor Co.

2.7%

Industrials

Industrials

Embarq Corp.

2.1%

Telecommunication Services

Telecommunication Services

Fannie Mae

1.9%

Consumer Staples

Consumer Staples

SUPERVALU, Inc.

1.7%

Materials

75%

Materials

Integrys Energy Group, Inc.

1.5%

Tyson Foods, Inc. — Class A

1.5%

Consumer Discretionary

Consumer Discretionary

General Motors Corp.

1.5%

50%

Dillard’s, Inc. — Class A

1.3%

Utilities

XL Capital Ltd.

1.2%

Utilities

DTE Energy Co.

1.2%

25%

Top Ten Total

16.6%

Financials

Financials

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

0%

Other

Other

Large-Cap Value Fund

S&P 500/Citigroup

Pure Value Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

16

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

SMALL-CAP GROWTH FUND

OBJECTIVE:

To provide investment results that match the performance of a benchmark for small-cap growth securities. The

Fund’s current benchmark is the S&P SmallCap 600/Citigroup Pure Growth Index.

Inception:

May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

100%

Flir Systems, Inc.

1.5%

Energy

Energy

Industrials

Industrials

Vertrue, Inc.

1.4%

Financials

j2 Global Communications, Inc.

1.3%

Financials

75%

Bankrate, Inc.

1.3%

Pre-Paid Legal Services, Inc.

1.3%

Health Care

Health Care

Portfolio Recovery Associates, Inc.

1.2%

50%

Integra LifeSciences Holdings Corp.

1.2%

Information Technology

Information Technology

Multimedia Games, Inc.

1.2%

Netgear, Inc.

1.1%

AMIS Holdings, Inc.

1.1%

Consumer Discretionary

Consumer Discretionary

25%

Top Ten Total

12.6%

“Ten Largest Holdings” exclude any temporary

0%

Other

Other

cash or derivative investments.

Small-Cap Growth Fund

S&P SmallCap 600/Citigroup

Pure Growth Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

MID-CAP GROWTH FUND

OBJECTIVE:

To provide investment results that match the performance of a benchmark for mid-cap growth securities. The

Fund’s current benchmark is the S&P MidCap 400/Citigroup Pure Growth Index.

Inception:

May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

100%

Financials

Financials

Aeropostale, Inc.

1.7%

Energy

Energy

Par Pharmaceutical Cos., Inc.

1.7%

Cytyc Corp.

1.7%

Industrials

Industrials

75%

ITT Educational Services, Inc.

1.6%

Information Technology

Information Technology

Corinthian Colleges, Inc.

1.5%

Career Education Corp.

1.5%

Frontier Oil Corp.

1.5%

50%

Health Care

Health Care

Gen-Probe, Inc.

1.5%

Energizer Holdings, Inc.

1.4%

GameStop Corp. — Class A

1.4%

25%

Consumer Discretionary

Consumer Discretionary

Top Ten Total

15.5%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

0%

Other

Other

Mid-Cap Growth Fund

S&P MidCap 400/Citigroup

Pure Growth Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

17

FUND PROFILES (Unaudited) (concluded)

LARGE-CAP GROWTH FUND

OBJECTIVE:

To provide investment results that match the performance of a benchmark for large-cap growth securities. The

Fund’s current benchmark is the S&P 500/Citigroup Pure Growth Index.

Inception:

May 3, 2004

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

100%

Industrials

Industrials

Amazon.com, Inc.

2.0%

Financials

Financials

Apollo Group, Inc. — Class A

1.5%

Express Scripts, Inc.

1.5%

Energy

Energy

75%

XTO Energy, Inc.

1.4%

Consumer Staples

Consumer Staples

Hospira, Inc.

1.4%

Information Technology

Information Technology

Google, Inc. — Class A

1.3%

Coach, Inc.

1.3%

50%

Coventry Health Care, Inc.

1.2%

Consumer Discretionary

Consumer Discretionary

Gilead Sciences, Inc.

1.2%

Zimmer Holdings, Inc.

1.1%

25%

Top Ten Total

13.9%

Health Care

Health Care

“Ten Largest Holdings” exclude any temporary

Other

cash or derivative investments.

0%

Other

Large-Cap Growth Fund

S&P 500/Citigroup

Pure Growth Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE:

To provide security of principal, high current income and liquidity.

Inception:

May 7, 1997

Holdings Diversification (Market Exposure as % of Net Assets)

Government securities.

The Fund invests principally in U.S.

100%

Federal Home Loan Bank – FAB

Farmer Mac – FADN

80%

Fannie Mae – FADN

Federal Home Loan Bank – FADN

Federal Farm Credit Bank – FADN

Freddie Mac – FADN

60%

40%

20%

Repurchase Agreements

U.S. Government Money Market Fund

0%

FAB — Federal Agency Bonds

FADN — Federal Agency Discount Notes

18

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

NOVA FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

COMMON STOCKS 79.7%

Motorola, Inc.†

30,430

$

538,611

Applied Materials, Inc.†

24,110

479,066

FINANCIALS 16.5%

Intel Corp.

18,940

450,014

Bank of America Corp.

31,780

$

1,553,724

Xerox Corp.*

21,990

406,375

J.P. Morgan Chase & Co.

25,930

1,256,309

Electronic Data Systems Corp.

13,870

384,615

Citigroup, Inc.

22,290

1,143,254

VeriSign, Inc.*

11,750

372,828

Wells Fargo & Co.

27,960

983,353

Avaya, Inc.*

22,130

372,669

Wachovia Corp.†

16,670

854,338

Fiserv, Inc.*

6,310

358,408

American International

Compuware Corp.*†

29,470

349,514

Group, Inc.

10,560

739,517

Teradyne, Inc.*

19,550

343,689

Travelers Cos, Inc.

9,620

514,670

Apple Computer, Inc.*

2,780

339,271

Hartford Financial Services

Tellabs, Inc.*

30,700

330,332

Group, Inc.

4,880

480,729

Google, Inc. — Class A*

610

319,262

Capital One Financial Corp.†

6,080

476,915

Novellus Systems, Inc.*†

11,020

312,637

ACE Ltd.

6,950

434,514

Convergys Corp.*

12,880

312,211

PNC Financial Services Group, Inc.

5,900

422,322

LSI Logic Corp.*

39,520

296,795

Lincoln National Corp.†

5,880

417,186

Lexmark International, Inc.*†

4,980

245,564

XL Capital Ltd.†

4,870

410,492

Jabil Circuit, Inc.

8,020

177,001

Mellon Financial Corp.

9,130

401,720

Texas Instruments, Inc.

3,890

146,381

Genworth Financial, Inc. —

NCR Corp.*†

2,410

126,621

Class A

11,190

384,936

Nvidia Corp.*

2,750

113,603

Northern Trust Corp.

5,910

379,659

Qualcomm, Inc.

2,130

92,421

National City Corp.†

10,920

363,854

Dell, Inc.*

1,480

42,254

M&T Bank Corp.

3,210

343,149

E*Trade Financial Corp.*

15,091

333,360

Total Information Technology

11,628,300

HEALTH CARE 9.5%

ProLogis†

5,550

315,795

Pfizer, Inc.

51,910

Regions Financial Corp.†

9,320

308,492

1,327,339

Allstate Corp.†

4,820

Johnson & Johnson, Inc.

13,150

810,303

296,478

Loews Corp.

5,310

270,704

Amgen, Inc.*†

11,990

662,927

Janus Capital Group, Inc.†

9,140

254,458

UnitedHealth Group, Inc.

12,840

656,638

WellPoint, Inc.*

7,340

585,952

MGIC Investment Corp.†

4,210

239,381

Goldman Sachs Group, Inc.

1,000

216,750

Schering-Plough Corp.

18,200

554,008

Aetna, Inc.

8,850

Assurant, Inc.

3,670

216,236

437,190

Morgan Stanley

2,530

212,216

Zimmer Holdings, Inc.*

4,920

417,659

Humana, Inc.*

5,940

361,805

Merrill Lynch & Co., Inc.†

2,510

209,786

Biogen Idec, Inc.*

6,660

356,310

Franklin Resources, Inc.†

1,530

202,679

Zions Bancorporation

Coventry Health Care, Inc.*

6,170

355,700

2,600

199,966

Charles Schwab Corp.

9,100

Forest Laboratories, Inc.*

7,440

339,636

186,732

Thermo Fisher Scientific, Inc.*†

6,550

338,766

SAFECO Corp.†

2,710

168,725

King Pharmaceuticals, Inc.*†

16,060

328,588

American Express Co.

2,140

130,925

Boston Properties, Inc.†

1,100

112,343

Merck & Co., Inc.

6,370

317,226

Mylan Laboratories, Inc.†

17,350

315,596

KeyCorp

2,880

98,870

Host Hotels & Resorts, Inc.†

2,970

68,666

Baxter International, Inc.

4,360

245,642

U.S. Bancorp

Bausch & Lomb, Inc.

3,090

214,570

2,010

66,230

Fannie Mae

710

46,384

Abbott Laboratories

3,240

173,502

Countrywide Financial Corp.†

Wyeth

2,250

129,015

1,120

40,712

Total Financials

15,756,529

Laboratory Corporation of

America Holdings*

730

57,130

INFORMATION TECHNOLOGY 12.1%

Bristol-Myers Squibb Co.

1,240

39,134

Microsoft Corp.

39,430

1,162,002

Medtronic, Inc.†

700

36,302

International Business

Eli Lilly & Co.

310

17,323

Machines Corp.†

10,500

1,105,125

Total Health Care

9,078,261

Hewlett-Packard Co.

22,170

989,226

INDUSTRIALS 9.3%

Cisco Systems, Inc.*

32,000

891,200

Oracle Corp.*

28,950

General Electric Co.

50,450

1,931,226

570,605

Tyco International Ltd.*

20,640

697,426

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

19

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

NOVA FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Lockheed Martin Corp.†

5,150

$

484,770

OfficeMax, Inc.

5,990

$

235,407

General Dynamics Corp.

6,110

477,924

Lennar Corp. — Class A†

6,100

223,016

Northrop Grumman Corp.

6,120

476,564

Carnival Corp.

4,510

219,953

Union Pacific Corp.

4,120

474,418

Big Lots, Inc.*†

6,800

200,056

CSX Corp.

9,300

419,244

Nordstrom, Inc.†

3,840

196,301

Norfolk Southern Corp.†

7,630

401,109

Home Depot, Inc.†

4,380

172,353

Cummins, Inc.

3,930

397,755

TJX Cos., Inc.

5,940

163,350

Cooper Industries Ltd. — Class A

6,880

392,779

The Gap, Inc.

7,350

140,385

Eaton Corp.†

4,190

389,670

McDonald’s Corp.

2,580

130,961

Dover Corp.

7,110

363,677

Office Depot, Inc.*

4,270

129,381

Parker Hannifin Corp.

3,570

349,539

Harley-Davidson, Inc.

2,160

128,758

Raytheon Co.

5,880

316,873

Leggett & Platt, Inc.

5,740

126,567

L-3 Communications Holdings, Inc.

2,320

225,945

Hilton Hotels Corp.†

2,470

82,671

RR Donnelley & Sons Co.

5,120

222,771

J.C. Penney Co., Inc.†

1,080

78,170

United Technologies Corp.

1,980

140,441

Mattel, Inc.†

2,810

71,065

Boeing Co.

1,360

130,778

Tribune Co.

2,280

67,032

Allied Waste Industries, Inc.*

9,670

130,158

News Corp. — Class A

920

19,513

United Parcel Service, Inc. —

Target Corp.

240

15,264

Class B

1,750

127,750

Total Consumer Discretionary

8,096,444

Paccar, Inc.†

1,400

121,856

Terex Corp.*

1,390

113,007

CONSUMER STAPLES 7.3%

Danaher Corp.†

910

68,705

Altria Group, Inc.

16,380

1,148,893

3M Co.†

640

55,546

Procter & Gamble Co.

16,350

1,000,456

Wal-Mart Stores, Inc.

17,580

845,774

Ingersoll-Rand Co. — Class A

70

3,837

Kraft Foods, Inc.

18,510

652,477

Total Industrials

8,913,768

PepsiCo, Inc.

7,470

484,430

ENERGY 8.7%

General Mills, Inc.†

7,095

414,490

Exxon Mobil Corp.

34,170

2,866,179

Kroger Co.

14,050

395,227

Safeway, Inc.†

ConocoPhillips

13,390

1,051,115

Reynolds American, Inc.†

5,600

365,120

Chevron Corp.

9,600

808,704

10,530

358,336

Class B†

Occidental Petroleum Corp.†

10,370

600,216

Molson Coors Brewing Co. —

Valero Energy Corp.

7,280

537,701

3,700

342,102

Marathon Oil Corp.

8,910

534,244

Pepsi Bottling Group, Inc.

9,710

327,033

National-Oilwell Varco, Inc.*

4,280

446,147

Dean Foods Co.†

10,205

325,233

CVS Corp.

El Paso Corp.

22,250

383,367

Coca-Cola Co.

5,570

291,367

ENSCO International, Inc.†

6,030

367,890

660

24,057

Halliburton Co.

9,260

319,470

Total Consumer Staples

6,974,995

Anadarko Petroleum Corp.

4,500

233,955

Schlumberger Ltd.†

TELECOMMUNICATION SERVICES 2.8%

2,720

231,037

AT&T, Inc.

28,420

1,179,430

Total Energy

8,380,025

Verizon Communications, Inc.†

9,340

384,528

CONSUMER DISCRETIONARY 8.5%

Embarq Corp.

5,770

365,645

The Walt Disney Co.†

20,640

704,650

CenturyTel, Inc.

6,990

342,859

Time Warner, Inc.

23,040

484,762

Citizens Communications Co.

21,830

333,344

CBS Corp.

13,610

453,485

Sprint Nextel Corp.

4,890

101,272

DIRECTV Group, Inc.*

17,730

409,740

Total Telecommunication Services

2,707,078

Comcast Corp. — Class A*†

14,315

402,538

UTILITIES 2.6%

Kohl’s Corp.*

5,650

401,319

Duke Energy Corp.

Macy’s, Inc.

9,490

377,512

21,430

392,169

DTE Energy Co.†

6,970

336,093

Gannett Co., Inc.†

6,610

363,219

TECO Energy, Inc.†

19,100

328,138

Sherwin-Williams Co.

5,040

335,009

Stanley Works

CenterPoint Energy, Inc.†

18,620

323,988

5,450

330,815

Dillard’s, Inc. — Class A†

8,430

302,890

Edison International†

5,040

282,845

EW Scripps Co. — Class A

6,550

299,270

Pinnacle West Capital Corp.

6,550

261,018

KB HOME

7,320

288,188

FirstEnergy Corp.†

3,860

249,858

IAC/InterActiveCorp*†

8,020

Sempra Energy†

3,570

211,451

277,572

Apollo Group, Inc. — Class A*†

4,540

265,272

Allegheny Energy, Inc.*

1,280

66,227

Total Utilities

2,451,787

20

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

NOVA FUND

VALUE

LOSS

MARKET

UNREALIZED

SHARES

(NOTE 1)

CONTRACTS

(NOTE 1)

MATERIALS 2.4%

FUTURES CONTRACTS PURCHASED

Dow Chemical Co.

11,980

$

529,756

September 2007 S&P 500 Index

Freeport-McMoRan Copper &

Mini Futures Contracts

Gold, Inc. — Class B

6,090

504,374

(Aggregate Market Value

United States Steel Corp.†

3,360

365,400

of Contracts $21,909,813)

289

$

(204,520)

Ashland, Inc.

5,470

349,806

Temple-Inland, Inc.

5,510

339,030

UNITS

Nucor Corp.†

4,080

239,292

EQUITY INDEX SWAP AGREEMENTS

Total Materials

Swap, Terminating 09/28/07**

2,327,658

September 2007 S&P 500 Index

Total Common Stocks

(Cost $63,782,436)

76,314,845

(Notional Market Value

$22,780,021)

15,153

$

(38,981)

AMOUNT

FACE

September 2007 S&P 500 Index

Swap, Terminating 09/14/07**

REPURCHASE AGREEMENTS 19.7%

(Notional Market Value

Repurchase Agreement (Note 5)

$22,815,592)

15,177

(146,211)

Mizuho Financial Group, Inc.

(Total Notional Market

issued 06/29/07 at 4.50%

Value $45,595,613)

$

(185,192)

due 07/02/07

$

4,424,225

4,424,225

Credit Suisse Group

issued 06/29/07 at 4.45%

due 07/02/07††

2,193,898

2,193,898

UBS Financial Services, Inc.

issued 06/29/07 at 4.29%

due 07/02/07

4,424,225

4,424,225

Morgan Stanley

issued 06/29/07 at 4.25%

due 07/02/07

4,386,411

4,386,411

Lehman Brothers Holdings, Inc.

issued 06/29/07 at 4.15%

due 07/02/07††

3,457,332

3,457,332

Total Repurchase Agreements

(Cost $18,886,091)

18,886,091

SECURITIES LENDING COLLATERAL 12.2%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

11,632,888

11,632,888

Total Securities Lending Collateral

(Cost $11,632,888)

11,632,888

Total Investments 111.6%

(Cost $94,301,415)

$106,833,824

Liabilities in Excess of

Other Assets – (11.6)%

$

(11,132,674)

Net Assets – 100.0%

$

95,701,150

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

**

Price Return based on S&P 500 Index +/- financing at a variable rate.

††

All or a portion of this security is pledged as equity index swap collateral at June 30, 2007.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

21

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

INVERSE S&P 500 STRATEGY FUND

FACE

VALUE

GAIN

MARKET

UNREALIZED

AMOUNT

(NOTE 1)

CONTRACTS

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 41.5%

FUTURES CONTRACTS SOLD SHORT

Farmer Mac*

September 2007 S&P 500 Index

5.11% due 07/02/07

$2,000,000

$

2,000,000

Mini Futures Contracts

Federal Farm Credit Bank*

(Aggregate Market Value

5.11% due 07/03/07

2,000,000

1,999,716

of Contracts $379,063)

5

$

8,179

Federal Home Loan Bank*

5.16% due 07/05/07

3,000,000

2,998,711

UNITS

SOLD SHORT

Total Federal Agency Discount Notes

EQUITY INDEX SWAP AGREEMENTS

September 2007 S&P 500 Index

(Cost $6,998,427)

6,998,427

CONTRACTS

Swap, Terminating 09/14/07**

OPTIONS PURCHASED 0.0%

(Notional Market Value

Call Options on:

$8,015,437)

5,332

$

64,391

December 2007 S&P 500

September 2007 S&P 500 Index

(Notional Market Value

Index Futures Contracts

Swap, Terminating 09/28/07**

Expiring December 2007

with strike price of 1900†

50

—

$8,496,123)

5,651

14,512

Total Options Purchased

(Total Notional Market

(Cost $2,078)

—

Value $16,511,560)

$

78,903

AMOUNT

FACE

REPURCHASE AGREEMENTS 56.8%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 06/29/07 at 4.50%

due 07/02/07

$2,331,224

2,331,224

Credit Suisse Group

issued 06/29/07 at 4.45%

due 07/02/07††

1,253,279

1,253,279

UBS Financial Services, Inc.

issued 06/29/07 at 4.29%

due 07/02/07

2,331,224

2,331,224

Morgan Stanley

issued 06/29/07 at 4.25%

due 07/02/07

2,311,298

2,311,298

Lehman Brothers Holdings, Inc.

issued 06/29/07 at 4.15%

due 07/02/07††

1,352,770

1,352,770

Total Repurchase Agreements

(Cost $9,579,795)

9,579,795

Total Investments 98.3%

(Cost $16,580,300)

$ 16,578,222

Other Assets in Excess

of Liabilities – 1.7%

$

285,363

Net Assets – 100.0%

$ 16,863,585

U.S. Government.

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

**

†

Security is fair valued.

Price Return based on S&P 500 Index +/- financing at a variable rate.

††

All or a portion of this security is pledged as equity index swap collateral at June 30, 2007.

22

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

OTC FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 74.1%

CONSUMER DISCRETIONARY 11.9%

Comcast Corp. — Class A*†

46,320

$

1,302,519

INFORMATION TECHNOLOGY 46.6%

Sears Holdings Corp.*

4,680

793,260

Apple Computer, Inc.*

34,500

$

4,210,380

Starbucks Corp.*†

27,460

720,550

Microsoft Corp.

96,760

2,851,517

Staples, Inc.†

23,510

557,892

Qualcomm, Inc.

55,630

2,413,786

Expedia, Inc.*†

16,240

475,670

Google, Inc. — Class A*

3,670

1,920,805

Garmin Ltd.†

6,090

450,477

Cisco Systems, Inc.*

65,150

1,814,428

Amazon.com, Inc.*†

6,270

428,931

Oracle Corp.*

62,120

1,224,385

Liberty Media Corp - Interactive*

15,420

344,329

Research In Motion Ltd.*

5,160

1,031,949

Wynn Resorts Ltd.†

3,660

328,265

Applied Materials, Inc.†

51,500

1,023,305

Apollo Group, Inc. — Class A*†

5,500

321,365

eBay, Inc.*

29,890

961,860

IAC/InterActiveCorp*†

8,470

293,147

Fiserv, Inc.*

16,030

910,504

Bed Bath & Beyond, Inc.*†

6,670

240,053

Intel Corp.

36,450

866,052

Liberty Global, Inc. — Class A*†

5,760

236,390

VeriSign, Inc.*†

26,310

834,816

EchoStar Communications Corp.*

5,230

226,825

Lam Research Corp.*†

15,170

779,738

Sirius Satellite Radio, Inc.*†

71,160

214,903

Dell, Inc.*

20,940

597,837

Virgin Media, Inc.

8,530

207,876

KLA-Tencor Corp.†

10,570

580,822

Lamar Advertising Co. — Class A†

2,870

180,121

Adobe Systems, Inc.*†

12,840

515,526

Ross Stores, Inc.†

5,670

174,636

Symantec Corp.*†

25,100

507,020

Discovery Holding Co. — Class A*

3,430

78,856

BEA Systems, Inc.*†

33,920

464,365

Nvidia Corp.*

10,830

447,387

Total Consumer Discretionary

7,576,065

HEALTH CARE 9.6%

Flextronics International Ltd.*†

36,020

389,016

Gilead Sciences, Inc.*

27,420

1,063,073

Marvell Technology Group Ltd.*†

19,600

356,916

Amgen, Inc.*†

16,980

938,824

Cadence Design Systems, Inc.*†

15,970

350,701

Teva Pharmaceutical

Intuit, Inc.*

11,570

348,026

Check Point Software

Industries Ltd. — SP ADR†

17,857

736,601

Technologies Ltd.*†

14,730

335,991

Celgene Corp.*†

11,030

632,350

Genzyme Corp.*†

8,950

576,380

Broadcom Corp. — Class A*

10,680

312,390

Biogen Idec, Inc.*

9,240

494,340

Network Appliance, Inc.*

10,480

306,016

Juniper Networks, Inc.*†

11,630

292,727

Biomet, Inc.

9,890

452,171

Express Scripts, Inc.*

7,140

Altera Corp.†

357,071

12,690

280,830

Patterson Cos., Inc.*†

4,130

153,925

Cognizant Technology

Intuitive Surgical, Inc.*

1,050

145,709

Solutions Corp. — Class A*

3,490

262,064

Xilinx, Inc.†

DENTSPLY International, Inc.

3,450

131,997

9,190

246,016

Cephalon, Inc.*†

1,550

124,605

CheckFree Corp.*†

5,870

235,974

Autodesk, Inc.*

4,940

232,575

Sepracor, Inc.*†

2,910

119,368

SanDisk Corp.*

4,700

230,018

Amylin Pharmaceuticals, Inc.*†

2,860

117,718

Vertex Pharmaceuticals, Inc.*

3,330

95,105

Logitech International SA*†

7,350

193,967

Maxim Integrated Products, Inc.

5,240

175,068

Total Health Care

6,139,237

Yahoo!, Inc.*

5,900

160,067

INDUSTRIALS 3.4%

Sun Microsystems, Inc.*

29,960

157,590

Paccar, Inc.†

7,918

689,183

Citrix Systems, Inc.*†

4,500

151,515

CH Robinson Worldwide, Inc.

4,770

250,520

Infosys Technologies Ltd. —

Expeditors International

SP ADR†

2,840

143,079

Washington, Inc.†

5,930

244,909

Tellabs, Inc.*

13,090

140,848

Cintas Corp.†

5,618

221,518

Telefonaktiebolaget LM

Joy Global, Inc.†

3,290

191,905

Ericsson — SP ADR

3,480

138,817

Fastenal Co.†

4,230

177,068

Electronic Arts, Inc.*

2,710

128,237

Monster Worldwide, Inc.*†

3,848

158,153

CDW Corp.*

1,440

122,357

UAL Corp.*

2,990

121,364

Akamai Technologies, Inc.*

1,100

53,504

Ryanair Holdings PLC — SP ADR*

3,200

120,800

Activision, Inc.*†

2,560

47,795

Total Industrials

2,175,420

Total Information Technology

29,748,586

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

23

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

OTC FUND

VALUE

FACE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

TELECOMMUNICATION SERVICES 1.3%

SECURITIES LENDING COLLATERAL 16.9%

NII Holdings, Inc. — Class B*

4,518

$

364,783

Investment in Securities Lending Short Term

Millicom International

Investment Portfolio Held by

Cellular SA*†

2,780

254,759

U.S. Bank (Note 8)

$10,763,099

$  10,763,099

Level 3 Communications, Inc.*†

38,910

227,624

Total Securities Lending Collateral

Total Telecommunication Services

847,166

(Cost $10,763,099)

10,763,099

CONSUMER STAPLES 0.9%

Total Investments 124.2%

Costco Wholesale Corp.†

6,530

382,136

(Cost $56,830,653)

$  79,269,221

Whole Foods Market, Inc.†

4,130

158,179

Liabilities in Excess of

Total Consumer Staples

540,315

Other Assets – (24.2)%

$ (15,423,893)

MATERIALS 0.2%

Net Assets – 100.0%

$  63,845,328

Sigma-Aldrich Corp.

3,160

134,837

Total Materials

134,837

UNREALIZED

ENERGY 0.2%

CONTRACTS

(NOTE 1)

GAIN

FUTURES CONTRACTS PURCHASED

Patterson-UTI Energy, Inc.†

4,630

121,352

Total Energy

121,352

Total Common Stocks

September 2007 Nasdaq 100

(Cost $24,844,410)

47,282,978

Index Mini Futures Contracts

(Aggregate Market Value of

FACE

Contracts $4,891,250)

125

$

41,579

AMOUNT

UNITS

REPURCHASE AGREEMENTS 33.2%

EQUITY INDEX SWAP AGREEMENTS

Repurchase Agreement (Note 5)

September 2007 Nasdaq 100 Index

Mizuho Financial Group, Inc.

issued 06/29/07 at 4.50%

Swap, Terminating 09/14/07**

due 07/02/07

$6,079,573

6,079,573

(Notional Market Value

Credit Suisse Group

$6,488,390)

3,355

$

30,423

issued 06/29/07 at 4.45%

September 2007 Nasdaq 100 Index

Swap, Terminating 09/28/07**

due 07/02/07††

691,541

691,541

UBS Financial Services, Inc.

(Notional Market Value

issued 06/29/07 at 4.29%

$5,140,390)

2,658

5,375

due 07/02/07

6,079,573

6,079,573

(Total Notional Market

Morgan Stanley

Value $11,628,780)

$

35,798

issued 06/29/07 at 4.25%

due 07/02/07

6,027,611

6,027,611

Lehman Brothers Holdings, Inc.

issued 06/29/07 at 4.15%

due 07/02/07††

2,344,846

2,344,846

Total Repurchase Agreements

(Cost $21,223,144)

21,223,144

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

**

Price Return based on Nasdaq 100 Index +/- financing at a variable rate.

ADR — American Depository Receipt.

††

All or a portion of this security is pledged as equity index swap collateral at June 30, 2007.

24

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

INVERSE OTC STRATEGY FUND

FACE

VALUE

GAIN (LOSS)

MARKET

UNREALIZED

AMOUNT

(NOTE 1)

CONTRACTS

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 36.4%

FUTURES CONTRACTS SOLD SHORT

Farmer Mac*

September 2007 Nasdaq 100

5.14% due 07/09/07

$1,000,000

$

999,000

Index Mini Futures Contracts

Federal Farm Credit Bank*

(Aggregate Market Value

5.05% due 07/03/07

1,500,000

1,499,790

of Contracts $9,195,550)

235

$

52,016

5.05% due 07/10/07

1,000,000

998,878

Federal Home Loan Bank*

UNITS

4.80% due 07/05/07

1,000,000

999,600

EQUITY INDEX SWAP AGREEMENTS

Total Federal Agency Discount Notes

SOLD SHORT

(Cost $4,497,268)

4,497,268

September 2007 Nasdaq 100 Index

Swap, Terminating 09/14/07**

CONTRACTS

(Notional Market Value

OPTIONS PURCHASED 0.0%

$2,766,984)

1,431

$

12,952

Call Options on:

September 2007 Nasdaq 100 Index

December 2007 Nasdaq 100

Swap, Terminating 09/28/07**

Index Futures Contracts

(Notional Market Value

Expiring December 2007

$567,159)

293

(590)

with strike price of 2800†

100

—

(Total Notional Market

Total Options Purchased

Value $3,334,143)

$

12,362

(Cost $3,405)

—

AMOUNT

FACE

REPURCHASE AGREEMENTS 44.6%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 06/29/07 at 4.50%

due 07/02/07

$1,535,620

1,535,620

Credit Suisse Group

issued 06/29/07 at 4.45%

due 07/02/07††

454,282

454,282

UBS Financial Services, Inc.

issued 06/29/07 at 4.29%

due 07/02/07

1,535,620

1,535,620

Morgan Stanley

issued 06/29/07 at 4.25%

due 07/02/07

1,522,495

1,522,495

Lehman Brothers Holdings, Inc.

issued 06/29/07 at 4.15%

due 07/02/07††

469,247

469,247

Total Repurchase Agreements

(Cost $5,517,264)

5,517,264

Total Investments 81.0%

(Cost $10,017,937)

$ 10,014,532

Other Assets in Excess

of Liabilities – 19.0%

$

2,349,384

Net Assets – 100.0%

$ 12,363,916

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

**

Price Return based on Nasdaq 100 Index +/- financing at a variable rate.

U.S. Government.

††

All or a portion of this security is pledged as equity index swap collateral at June 30, 2007.

†

Security is fair valued.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

25

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

S&P 500 2x STRATEGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 69.8%

ProLogis†

430

$

24,467

Genworth Financial, Inc. —

FINANCIALS 14.6%

Class A

710

24,424

Citigroup, Inc.

8,340

$

427,759

Moody’s Corp.

390

24,258

Bank of America Corp.

7,480

365,698

Vornado Realty Trust†

220

24,165

American International

T. Rowe Price Group, Inc.†

450

23,351

Group, Inc.

4,370

306,031

KeyCorp

660

22,658

J.P. Morgan Chase & Co.

5,760

279,072

Archstone-Smith Trust

380

22,462

Wells Fargo & Co.

5,630

198,007

Equity Residential†

490

22,359

Wachovia Corp.†

3,230

165,537

General Growth Properties, Inc.

410

21,710

Goldman Sachs Group, Inc.

690

149,557

Legg Mason, Inc.†

220

21,644

Morgan Stanley

1,780

149,306

Marshall & Ilsley Corp.†

444

21,148

Merrill Lynch & Co., Inc.

1,470

122,863

Aon Corp.

490

20,879

American Express Co.

2,000

122,360

Northern Trust Corp.

320

20,557

Fannie Mae

1,640

107,141

Host Hotels & Resorts, Inc.†

884

20,438

U.S. Bancorp

2,930

96,543

Boston Properties, Inc.†

200

20,426

MetLife, Inc.†

1,250

80,600

CIT Group, Inc.

320

17,546

Prudential Financial, Inc.

790

76,812

Synovus Financial Corp.†

550

16,885

Freddie Mac

1,120

67,984

Public Storage, Inc.†

210

16,132

Lehman Brothers Holdings, Inc.†

900

67,068

E*Trade Financial Corp.*

720

15,905

Washington Mutual, Inc.†

1,500

63,960

Comerica, Inc.†

260

15,462

Allstate Corp.†

1,020

62,740

AvalonBay Communities, Inc.†

130

15,454

Travelers Cos, Inc.

1,120

59,920

Compass Bancshares, Inc.

220

15,176

Capital One Financial Corp.†

700

54,908

UnumProvident Corp.†

580

15,144

Bank of New York Co., Inc.*

1,270

52,629

Ambac Financial Group, Inc.†

170

14,822

Hartford Financial Services

Zions Bancorporation

190

14,613

Group, Inc.

530

52,210

KIMCO Realty Corp.†

380

14,467

SunTrust Banks, Inc.†

600

51,444

Huntington Bancshares, Inc.†

620

14,099

State Street Corp.†

670

45,828

M&T Bank Corp.

130

13,897

AFLAC, Inc.

820

42,148

MBIA, Inc.†

220

13,688

PNC Financial Services

Sovereign Bancorp, Inc.

610

12,895

Group, Inc.

580

41,516

Cincinnati Financial Corp.†

290

12,586

SLM Corp.

690

39,730

Plum Creek Timber Co., Inc.

Regions Financial Corp.

1,190

39,389

(REIT)†

300

12,498

Loews Corp.

750

38,235

Commerce Bancorp, Inc.

320

11,837

Franklin Resources, Inc.†

280

37,092

CB Richard Ellis Group, Inc. —

BB&T Corp.†

910

37,019

Class A*

320

11,680

Fifth Third Bancorp†

930

36,986

SAFECO Corp.†

180

11,207

Chubb Corp.

680

36,815

Developers Diversified

Countrywide Financial Corp.†

1,000

36,350

Realty Corp.

210

11,069

Simon Property Group, Inc.†

380

35,355

Torchmark Corp.

160

10,720

Charles Schwab Corp.

1,710

35,089

Hudson City Bancorp, Inc.

820

10,020

ACE Ltd.

550

34,386

Assurant, Inc.

170

10,016

Lincoln National Corp.†

460

32,637

Janus Capital Group, Inc.†

310

8,630

National City Corp.†

970

32,320

First Horizon National Corp.†

210

8,190

Chicago Mercantile Exchange

Apartment Investment &

Holdings, Inc.

60

32,062

Management Co. — Class A†

160

8,067

Mellon Financial Corp.†

704

30,976

MGIC Investment Corp.†

140

7,960

Progressive Corp.

1,240

29,673

Federated Investors, Inc. —

Marsh & McLennan Cos., Inc.†

940

29,027

Class B

150

5,750

Bear Stearns Cos., Inc.
200

28,000

Principal Financial Group, Inc.

450

26,231

Total Financials

4,709,932

XL Capital Ltd.†

310

26,130

INFORMATION TECHNOLOGY 10.7%

Ameriprise Financial, Inc.

400

25,428

Microsoft Corp.

14,190

418,179

Cisco Systems, Inc.*

10,240

285,184

26

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

S&P 500 2x STRATEGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

International Business

BMC Software, Inc.*

340

$

10,302

Machines Corp.†

2,300

$

242,075

Citrix Systems, Inc.*†

300

10,101

Intel Corp.

9,790

232,610

LSI Logic Corp.*

1,300

9,763

Hewlett-Packard Co.

4,420

197,220

Affiliated Computer

Google, Inc. — Class A*

370

193,651

Services, Inc. — Class A*

170

9,642

Apple Computer, Inc.*

1,460

178,178

Tellabs, Inc.*

740

7,962

Oracle Corp.*

6,670

131,466

Lexmark International, Inc.*†

160

7,890

Qualcomm, Inc.

2,810

121,926

Molex, Inc.†

240

7,202

Dell, Inc.*

3,830

109,346

Jabil Circuit, Inc.

300

6,621

Texas Instruments, Inc.

2,420

91,065

Compuware Corp.*†

510

6,049

Motorola, Inc.†

3,900

69,030

Novellus Systems, Inc.*

210

5,958

Corning, Inc.*†

2,654

67,810

Teradyne, Inc.*†

320

5,626

EMC Corp.*

3,540

64,074

Solectron Corp.*

1,520

5,594

eBay, Inc.*

1,910

61,464

Convergys Corp.*

230

5,575

Yahoo!, Inc.*†

2,040

55,345

Unisys Corp.*

590

5,393

Applied Materials, Inc.†

2,330

46,297

Ciena Corp.*†

140

5,058

Automatic Data Processing, Inc.

930

45,077

JDS Uniphase Corp.*†

360

4,835

First Data Corp.

1,270

41,491

Tektronix, Inc.

140

4,724

Adobe Systems, Inc.*†

990

39,749

Novell, Inc.*†

590

4,596

Sun Microsystems, Inc.*

6,020

31,665

QLogic Corp.*†

270

4,496

Symantec Corp.*†

1,520

30,704

Xerox Corp.*

1,580

29,198

Total Information Technology

3,468,621

HEALTH CARE 8.1%

Western Union Co.

1,300

27,079

Agilent Technologies, Inc.*

670

25,755

Pfizer, Inc.

11,830

302,493

Johnson & Johnson, Inc.

4,880

300,706

Nvidia Corp.*

610

25,199

Electronic Arts, Inc.*

Merck & Co., Inc.

3,650

181,770

520

24,606

Abbott Laboratories

2,600

139,230

Juniper Networks, Inc.*†

950

23,912

Wyeth

2,270

130,162

Electronic Data Systems Corp.

860

23,848

UnitedHealth Group, Inc.

2,260

115,576

MEMC Electronic Materials, Inc.*

380

23,226

Broadcom Corp. — Class A*†

Amgen, Inc.*†

1,950

107,815

780

22,815

Bristol-Myers Squibb Co.

3,320

104,779

Paychex, Inc.†

570

22,298

Medtronic, Inc.†

1,944

100,816

Analog Devices, Inc.

550

20,702

Eli Lilly & Co.

SanDisk Corp.*

380

18,597

1,660

92,761

WellPoint, Inc.*

1,030

82,225

Network Appliance, Inc.*

630

18,396

Autodesk, Inc.*

390

18,361

Schering-Plough Corp.

2,510

76,404

Maxim Integrated Products, Inc.

540

18,041

Baxter International, Inc.

1,100

61,974

Cognizant Technology

Gilead Sciences, Inc.*

1,570

60,869

Solutions Corp. — Class A*

240

18,022

Cardinal Health, Inc.

650

45,916

CA, Inc.†

690

17,823

Aetna, Inc.

870

42,978

Thermo Fisher Scientific, Inc.*†

710

36,721

KLA-Tencor Corp.†

320

17,584

Intuit, Inc.*

580

17,446

Celgene Corp.*†

640

36,691

Medco Health Solutions, Inc.*

470

36,655

Computer Sciences Corp.*

290

17,154

Micron Technology, Inc.*†

1,284

16,089

Zimmer Holdings, Inc.*

400

33,956

Fiserv, Inc.*

280

15,904

Stryker Corp.†

500

31,545

NCR Corp.*†

300

15,762

Boston Scientific Corp.*

2,000

30,680

Linear Technology Corp.†

430

15,557

Becton, Dickinson & Co.

410

30,545

Fidelity National Information

Allergan, Inc.

520

29,973

Services, Inc.

280

15,198

McKesson Corp.†

500

29,820

Xilinx, Inc.

500

13,385

Genzyme Corp.*†

440

28,336

Advanced Micro Devices, Inc.*†

930

13,299

Biogen Idec, Inc.*

480

25,680

National Semiconductor Corp.†

CIGNA Corp.

490

25,588

470

13,287

Altera Corp.†

Forest Laboratories, Inc.*

540

24,651

600

13,278

St. Jude Medical, Inc.*†

570

23,649

VeriSign, Inc.*

410

13,009

Express Scripts, Inc.*

460

23,005

Avaya, Inc.*†

760

12,798

Biomet, Inc.

410

18,745

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

27

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

S&P 500 2x STRATEGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Humana, Inc.*

280

$

17,055

Textron, Inc.

210

$

23,123

AmerisourceBergen Corp.

320

15,830

ITT Industries, Inc.

310

21,167

Laboratory Corporation of

L-3 Communications

America Holdings*†

200

15,652

Holdings, Inc.

210

20,452

Coventry Health Care, Inc.*

260

14,989

Rockwell Collins, Inc.

280

19,779

C.R. Bard, Inc.

170

14,047

Southwest Airlines Co.†

1,320

19,681

Quest Diagnostics, Inc.†

270

13,946

Parker Hannifin Corp.†

200

19,582

IMS Health, Inc.

330

10,603

Rockwell Automation, Inc.

270

18,749

Waters Corp.*

170

10,091

Masco Corp.†

640

18,221

Hospira, Inc.*

255

9,955

Cummins, Inc.

180

18,218

Barr Pharmaceuticals, Inc.*

190

9,544

Cooper Industries Ltd. — Class A

310

17,698

Applera Corp. — Applied

American Standard Cos., Inc.

300

17,694

Biosystems Group

310

9,467

Dover Corp.

340

17,391

Varian Medical Systems, Inc.*

210

8,927

Pitney Bowes, Inc.†

370

17,323

Patterson Cos., Inc.*†

230

8,572

Fluor Corp.

150

16,705

King Pharmaceuticals, Inc.*

410

8,389

RR Donnelley & Sons Co.

374

16,273

Manor Care, Inc.

120

7,835

CH Robinson Worldwide, Inc.

290

15,231

Mylan Laboratories, Inc.†

420

7,640

Terex Corp.*

170

13,821

Millipore Corp.*†

90

6,758

Goodrich Corp.

210

12,508

Bausch & Lomb, Inc.

90

6,250

W.W. Grainger, Inc.

120

11,166

Watson Pharmaceuticals, Inc.*

170

5,530

Equifax, Inc.

250

11,105

PerkinElmer, Inc.

200

5,212

Robert Half International, Inc.

280

10,220

Tenet Healthcare Corp.*†

800

5,208

Avery Dennison Corp.

150

9,972

Total Health Care

2,624,214

Pall Corp.

210

9,658

INDUSTRIALS 8.0%

Cintas Corp.†

230

9,069

General Electric Co.

17,340

663,775

Monster Worldwide, Inc.*†

220

9,042

United Parcel Service, Inc. —

Allied Waste Industries, Inc.*†

430

5,788

Class B†

1,790

130,670

Ryder System, Inc.

100

5,380

Boeing Co.

1,330

127,893

Total Industrials

2,574,091

United Technologies Corp.

1,680

119,162

ENERGY 7.5%

Tyco International Ltd.*

3,344

112,994

Exxon Mobil Corp.

9,500

796,860

3M Co.†

1,210

105,016

Chevron Corp.†

3,624

305,286

Caterpillar, Inc.

1,080

84,564

ConocoPhillips

2,760

216,660

Honeywell International, Inc.†

1,310

73,727

Schlumberger Ltd.

1,990

169,030

Emerson Electric Co.

1,340

62,712

Occidental Petroleum Corp.†

1,410

81,611

FedEx Corp.†

520

57,704

Marathon Oil Corp.

1,160

69,554

Lockheed Martin Corp.†

604

56,855

Valero Energy Corp.

930

68,690

General Dynamics Corp.

680

53,190

Devon Energy Corp.

750

58,717

Union Pacific Corp.

460

52,969

Halliburton Co.†

1,540

53,130

Burlington Northern

Transocean, Inc.*

490

51,930

Santa Fe Corp.

600

51,084

Apache Corp.

560

45,690

Deere & Co.†

380

45,881

Baker Hughes, Inc.

540

45,430

Northrop Grumman Corp.

580

45,165

Anadarko Petroleum Corp.

780

40,552

Raytheon Co.†

750

40,417

XTO Energy, Inc.

650

39,065

Illinois Tool Works, Inc.†

690

37,391

Williams Cos., Inc.

1,010

31,936

Paccar, Inc.

420

36,557

Weatherford International Ltd.*†

570

31,487

Norfolk Southern Corp.†

660

34,696

National-Oilwell Varco, Inc.*†

300

31,272

Waste Management, Inc.

870

33,973

EOG Resources, Inc.†

410

29,955

CSX Corp.

740

33,359

Spectra Energy Corp.

1,070

27,777

Danaher Corp.†

400

30,200

Hess Corp.

460

27,122

Ingersoll-Rand Co. — Class A

510

27,958

Chesapeake Energy Corp.†

690

23,874

Precision Castparts Corp.†

230

27,913

Noble Corp.

230

22,430

Eaton Corp.

250

23,250

Peabody Energy Corp.†

450

21,771

28

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

S&P 500 2x STRATEGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

El Paso Corp.

1,180

$

20,331

The Gap, Inc.

894

$

17,075

Smith International, Inc.†

340

19,938

Mattel, Inc.†

660

16,691

Murphy Oil Corp.

320

19,021

Bed Bath & Beyond, Inc.*†

460

16,555

Sunoco, Inc.†

200

15,936

Limited Brands, Inc.†

580

15,921

Nabors Industries Ltd.*†

470

15,689

Whirlpool Corp.†

130

14,456

ENSCO International, Inc.

250

15,252

Genuine Parts Co.

290

14,384

Consol Energy, Inc.

310

14,294

Office Depot, Inc.*

470

14,241

BJ Services Co.

490

13,936

Apollo Group, Inc. — Class A*†

240

14,023

Rowan Cos., Inc.†

190

7,786

Newell Rubbermaid, Inc.

470

13,832

Total Energy

2,432,012

VF Corp.

150

13,737

CONSUMER DISCRETIONARY 7.1%

Eastman Kodak Co.†

490

13,637

110

Comcast Corp. — Class A*†

5,250

147,630

Harman International

Time Warner, Inc.

6,380

134,235

Industries, Inc.

12,848

Home Depot, Inc.

3,330

131,035

IAC/InterActiveCorp*

370

12,806

The Walt Disney Co.†

3,340

114,027

H&R Block, Inc.†

540

12,620

McDonald’s Corp.

2,010

102,028

Tiffany & Co.†

230

12,204

Target Corp.

1,440

91,584

Goodyear Tire & Rubber Co.*†

350

12,166

News Corp. — Class A

3,934

83,440

Sherwin-Williams Co.

180

11,965

Lowe’s Cos., Inc.

2,540

77,953

Dollar General Corp.

530

11,618

Viacom, Inc. — Class B*

1,160

48,291

Wyndham Worldwide Corp.*

310

11,241

CBS Corp.

1,230

40,984

Abercrombie & Fitch Co. —

McGraw-Hill Cos., Inc.†

580

39,486

Class A

150

10,947

Kohl’s Corp.*

540

38,356

AutoZone, Inc.*†

80

10,930

Johnson Controls, Inc.†

330

38,204

Darden Restaurants, Inc.

240

10,558

Nike, Inc. — Class B†

640

37,306

Polo Ralph Lauren Corp.†

100

9,811

Carnival Corp.†

750

36,577

Black & Decker Corp.†

110

9,714

General Motors Corp.†

950

35,910

D.R. Horton, Inc.†

460

9,168

Amazon.com, Inc.*†

520

35,573

Interpublic Group of Cos., Inc.*†

790

9,006

Starbucks Corp.*†

1,250

32,800

Family Dollar Stores, Inc.†

250

8,580

Clear Channel

Stanley Works†

140

8,498

Communications, Inc.

840

31,769

Hasbro, Inc.†

270

8,481

Best Buy Co., Inc.†

680

31,736

Lennar Corp. — Class A†

230

8,409

Macy’s, Inc.

770

30,631

Pulte Homes, Inc.†

360

8,082

DIRECTV Group, Inc.*

1,300

30,043

Centex Corp.†

200

8,020

Ford Motor Co.†

3,170

29,861

RadioShack Corp.†

230

7,622

Coach, Inc.*

630

29,856

Liz Claiborne, Inc.†

180

6,714

Omnicom Group, Inc.

560

29,635

Leggett & Platt, Inc.†

300

6,615

Yum! Brands, Inc.

880

28,794

EW Scripps Co. — Class A†

140

6,397

Staples, Inc.†

1,210

28,713

Dow Jones & Co., Inc.

110

6,319

J.C. Penney Co., Inc.†

380

27,504

New York Times Co. — Class A†

240

6,096

Harrah’s Entertainment, Inc.

310

26,431

AutoNation, Inc.*†

250

5,610

Harley-Davidson, Inc.

430

25,632

Wendy’s International, Inc.

150

5,512

Starwood Hotels & Resorts

Big Lots, Inc.*†

180

5,296

Worldwide, Inc.

360

24,145

KB HOME

130

5,118

Marriott International, Inc. —

OfficeMax, Inc.†

130

5,109

Class A

550

23,782

Jones Apparel Group, Inc.

180

5,085

Sears Holdings Corp.*†

140

23,730

Snap-On, Inc.

100

5,051

International Game

Brunswick Corp.†

150

4,894

Technology, Inc.

560

22,232

Meredith Corp.

70

4,312

Hilton Hotels Corp.†

660

22,090

Tribune Co.

140

4,116

Gannett Co., Inc.†

400

21,980

Dillard’s, Inc. — Class A†

100

3,593

Fortune Brands, Inc.

260

21,416

Circuit City Stores, Inc.†

230

3,468

TJX Cos., Inc.

770

21,175

Total Consumer Discretionary

2,295,151

Nordstrom, Inc.†

380

19,426

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

29

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

S&P 500 2x STRATEGY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

CONSUMER STAPLES 6.5%

UTILITIES 2.5%

Procter & Gamble Co.

5,310

$

324,919

Exelon Corp.

1,134

$

82,328

Altria Group, Inc.

3,554

249,277

TXU Corp.†

770

51,821

Wal-Mart Stores, Inc.

4,090

196,770

Dominion Resources, Inc.

590

50,923

PepsiCo, Inc.

2,754

178,597

Southern Co.†

1,270

43,548

Coca-Cola Co.

3,390

177,331

FPL Group, Inc.†

690

39,151

Kraft Foods, Inc.

2,700

95,175

Duke Energy Corp.

2,120

38,796

CVS Corp.

2,598

94,697

Public Service Enterprise

Walgreen Co.

1,690

73,582

Group, Inc.

430

37,745

Anheuser-Busch Cos., Inc.

1,280

66,765

Entergy Corp.

330

35,425

Colgate-Palmolive Co.

860

55,771

FirstEnergy Corp.†

510

33,012

Kimberly-Clark Corp.†

770

51,505

Edison International†

550

30,866

Costco Wholesale Corp.†

750

43,890

PPL Corp.†

650

30,413

Archer-Daniels-Midland Co.†

1,100

36,399

American Electric Power Co., Inc.

670

30,177

Sysco Corp.

1,040

34,310

PG&E Corp.

590

26,727

General Mills, Inc.

580

33,884

Constellation Energy Group, Inc.

300

26,151

Kroger Co.

1,190

33,475

Sempra Energy†

440

26,061

Avon Products, Inc.

740

27,195

AES Corp.*

1,130

24,724

H.J. Heinz Co.

550

26,108

Consolidated Edison, Inc.†

460

20,755

Safeway, Inc.†

740

25,182

Progress Energy, Inc.†

430

19,604

ConAgra Foods, Inc.

840

22,562

Ameren Corp.†

350

17,154

Kellogg Co.

420

21,752

Questar Corp.

290

15,327

Sara Lee Corp.

1,240

21,576

Allegheny Energy, Inc.*

280

14,487

WM Wrigley Jr Co.†

360

19,912

DTE Energy Co.†

300

14,466

Reynolds American, Inc.†

290

18,908

Xcel Energy, Inc.†

690

14,124

SUPERVALU, Inc.

350

16,212

KeySpan Corp.†

300

12,594

Clorox Co.

260

16,146

NiSource, Inc.†

460

9,527

Hershey Co.†

290

14,680

CenterPoint Energy, Inc.†

540

9,396

UST, Inc.

270

14,502

Pinnacle West Capital Corp.

170

6,775

Campbell Soup Co.

370

14,360

CMS Energy Corp.

380

6,536

Coca-Cola Enterprises, Inc.†

470

11,280

Integrys Energy Group, Inc.

127

6,443

Tyson Foods, Inc. — Class A

430

9,907

Dynegy, Inc.*

680

6,419

Brown-Forman Corp. — Class B†

130

9,500

TECO Energy, Inc.†

350

6,013

Whole Foods Market, Inc.†

240

9,192

Nicor, Inc.†

80

3,434

Estee Lauder Cos., Inc. — Class A

200

9,102

Total Utilities

790,922

McCormick & Co., Inc.†

220

8,400

Constellation Brands, Inc. —

MATERIALS 2.2%

E.I. du Pont de Nemours

Class A*†

330

8,012

and Co.†

1,560

79,310

Pepsi Bottling Group, Inc.

220

7,410

Dow Chemical Co.

1,610

71,194

Molson Coors Brewing Co. —

Class B†

Monsanto Co.

80

7,397

920

62,137

Alcoa, Inc.

1,470

59,579

Dean Foods Co.†

220

7,011

Total Consumer Staples

2,092,653

Freeport-McMoRan Copper &

Gold, Inc. — Class B

630

52,177

TELECOMMUNICATION SERVICES 2.6%

Praxair, Inc.†

540

38,875

AT&T, Inc.

10,390

431,185

Nucor Corp.

510

29,911

Verizon Communications, Inc.†

4,894

201,486

Air Products & Chemicals, Inc.

370

29,737

Sprint Nextel Corp.†

4,880

101,065

Newmont Mining Corp.

760

29,686

Alltel Corp.†

580

39,179

International Paper Co.†

730

28,507

Qwest Communications

Weyerhaeuser Co.†

360

28,415

International, Inc.*†

2,620

25,414

United States Steel Corp.†

200

21,750

Embarq Corp.

250

15,842

PPG Industries, Inc.†

280

21,311

Windstream Corp.

800

11,808

Vulcan Materials Co.†

160

18,326

Citizens Communications Co.

580

8,857

Allegheny Technologies, Inc.†

170

17,830

CenturyTel, Inc.

180

8,829

Rohm & Haas Co.†

240

13,123

Total Telecommunication Services

843,665

Ecolab, Inc.†

300

12,810

30

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

S&P 500 2x STRATEGY FUND

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

VALUE

FACE

VALUE

Temple-Inland, Inc.

180

$

11,075

SECURITIES LENDING COLLATERAL 10.9%

MeadWestvaco Corp.†

310

10,949

Investment in Securities Lending Short Term

Sigma-Aldrich Corp.

220

9,387

Investment Portfolio Held by

Ball Corp.†

170

9,039

U.S. Bank (Note 8)

$3,527,474

$

3,527,474

Eastman Chemical Co.†

140

9,006

Sealed Air Corp.†

270

8,375

Total Securities Lending Collateral

(Cost $3,527,474)

3,527,474

Pactiv Corp.*†

220

7,016

International Flavors &

Total Investments 112.3%

Fragrances, Inc.†

(Cost $30,767,880)

$ 36,266,022

130

6,778

Bemis Co.

Other Assets – (12.3)%

180

5,972

Liabilities in Excess of

Ashland, Inc.

90

5,756

$

(3,959,745)

Hercules, Inc.*†

200

3,930

Net Assets – 100.0%

$ 32,306,277

Total Materials

701,961

UNREALIZED

Total Common Stocks

LOSS

(Cost $17,035,080)

22,533,222

CONTRACTS

(NOTE 1)

FACE

FUTURES CONTRACTS PURCHASED

AMOUNT

September 2007 S&P 500 Index

REPURCHASE AGREEMENTS 31.6%

Mini Futures Contracts

Repurchase Agreement (Note 5)

(Aggregate Market Value

Mizuho Financial Group, Inc.

of Contracts $21,909,813)

289

$

(131,388)

issued 06/29/07 at 4.50%

UNITS

due 07/02/07

$2,498,646

2,498,646

Credit Suisse Group

EQUITY INDEX SWAP AGREEMENTS

issued 06/29/07 at 4.45%

September 2007 S&P 500 Index

due 07/02/07††

360,035

360,035

Swap, Terminating 09/28/07**

UBS Financial Services, Inc.

(Notional Market Value

issued 06/29/07 at 4.29%

$3,938,590)

2,620

$

(6,740)

due 07/02/07

2,498,646

2,498,646

September 2007 S&P 500 Index

Morgan Stanley

Swap, Terminating 09/14/07**

issued 06/29/07 at 4.25%

(Notional Market Value

due 07/02/07

2,477,290

2,477,290

$16,477,107)

10,960

(169,324)

Lehman Brothers Holdings, Inc.

(Total Notional Market

issued 06/29/07 at 4.15%

Value $20,415,697)

$

(176,064)

due 07/02/07††

2,370,709

2,370,709

Total Repurchase Agreements

(Cost $10,205,326)

10,205,326

**

Price Return based on S&P 500 Index +/- financing at a variable data.

*

Non-Income Producing Security.

††

All or a portion of this security is pledged as equity index swap collateral at June 30, 2007.

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

REIT — Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

31

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

OTC 2x STRATEGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 53.2%

CheckFree Corp.*†

1,230

$

49,446

Tellabs, Inc.*

3,670

39,489

INFORMATION TECHNOLOGY 33.4%

Apple Computer, Inc.*

17,770

$

2,168,651

Total Information Technology

15,178,784

Microsoft Corp.

48,490

1,429,000

CONSUMER DISCRETIONARY 8.4%

Qualcomm, Inc.

29,600

1,284,344

Comcast Corp. — Class A*†

21,330

599,800

Sears Holdings Corp.*†

2,350

398,325

Google, Inc. — Class A*

2,074

1,085,490

Cisco Systems, Inc.*

31,940

889,529

Starbucks Corp.*†

15,170

398,061

Intel Corp.

29,960

711,850

Amazon.com, Inc.*†

4,010

274,324

Garmin Ltd.†

2,950

218,212

Oracle Corp.*

31,570

622,245

Research In Motion Ltd.*

2,740

547,973

Bed Bath & Beyond, Inc.*†

5,489

197,549

Liberty Media Corp – Interactive*

8,830

197,174

eBay, Inc.*

14,980

482,056

Staples, Inc.†

7,070

167,771

Dell, Inc.*

12,310

351,451

IAC/InterActiveCorp*†

Adobe Systems, Inc.*†

8,490

340,874

4,400

152,284

Symantec Corp.*†

Apollo Group, Inc. — Class A*†

2,580

150,749

13,870

280,174

Wynn Resorts Ltd.†

1,640

147,092

Yahoo!, Inc.*

9,510

258,006

EchoStar Communications

Maxim Integrated Products, Inc.†

6,620

221,174

Corp.*†

3,170

137,483

Electronic Arts, Inc.*

4,616

218,429

Expedia, Inc.*†

Nvidia Corp.*

4,410

129,169

5,250

216,878

Virgin Media, Inc.

5,260

128,186

Applied Materials, Inc.†

10,520

209,032

Paychex, Inc.†

5,340

Liberty Global, Inc. — Class A*†

2,860

117,374

208,901

Discovery Holding Co. —

Intuit, Inc.*

6,250

188,000

Class A*

3,510

80,695

KLA-Tencor Corp.†

3,420

187,929

Lamar Advertising Co. —

Broadcom Corp. — Class A*

6,290

183,983

Linear Technology Corp.†

Class A†

5,000

180,900

1,170

73,429

Sirius Satellite Radio, Inc.*†

23,320

Fiserv, Inc.*

3,100

176,080

70,426

Autodesk, Inc.*

3,550

Petsmart, Inc.†

1,980

64,251

167,134

Network Appliance, Inc.*

5,710

166,732

Ross Stores, Inc.†

2,010

61,908

Altera Corp.†

7,350

162,656

XM Satellite Radio

Holdings, Inc.*†

4,650

54,731

Total Consumer Discretionary

Xilinx, Inc.†

5,820

155,801

Cognizant Technology

3,818,993

Solutions Corp. — Class A*

2,061

154,760

HEALTH CARE 7.0%

SanDisk Corp.*

3,080

150,735

Gilead Sciences, Inc.*

13,540

524,946

Marvell Technology Group Ltd.*†

8,220

149,686

Amgen, Inc.*†

7,960

440,108

Juniper Networks, Inc.*†

5,480

137,932

Teva Pharmaceutical

5,550

Sun Microsystems, Inc.*

22,873

120,312

Industries Ltd. — SP ADR†

8,920

367,950

Akamai Technologies, Inc.*†

2,328

113,234

Celgene Corp.*†

318,182

VeriSign, Inc.*†

3,370

106,930

Genzyme Corp.*†

4,870

313,628

Citrix Systems, Inc.*†

3,160

106,397

Biogen Idec, Inc.*

5,490

293,715

Lam Research Corp.*†

2,050

105,370

Biomet, Inc.

4,870

222,656

Flextronics International Ltd.*†

9,720

104,976

Express Scripts, Inc.*

3,580

179,036

76,969

CDW Corp.*

1,218

103,493

DENTSPLY International, Inc.

2,150

82,259

Microchip Technology, Inc.†

2,670

98,897

Amylin Pharmaceuticals, Inc.*†

1,870

Cadence Design Systems, Inc.*†

4,290

94,208

Cephalon, Inc.*†

950

76,371

Infosys Technologies Ltd. —

Intuitive Surgical, Inc.*

550

76,324

SP ADR†

1,640

1,520

82,623

Patterson Cos., Inc.*†

1,960

73,049

Telefonaktiebolaget LM

Sepracor, Inc.*†

62,350

Ericsson — SP ADR†

1,960

78,184

Vertex Pharmaceuticals, Inc.*†

2,020

57,691

Check Point Software

Total Health Care

3,165,234

Technologies Ltd.*†

3,280

74,817

INDUSTRIALS 2.5%

BEA Systems, Inc.*†

5,350

73,242

Activision, Inc.*†

3,730

69,639

Paccar, Inc.†

4,100

356,864

Logitech International SA*†

CH Robinson Worldwide, Inc.

2,460

129,199

2,620

69,142

32

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

OTC 2x STRATEGY FUND

VALUE

FACE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

Expeditors International

Total Repurchase Agreements

Washington, Inc.†

3,080

$

127,204

(Cost $9,394,297)

$

9,394,297

Cintas Corp.†

2,800

110,404

Joy Global, Inc.†

1,570

91,578

SECURITIES LENDING COLLATERAL 12.6%

Fastenal Co.

2,130

89,162

Investment in Securities Lending Short Term

Monster Worldwide, Inc.*†

1,970

80,967

Investment Portfolio Held by

UAL Corp.*

1,600

64,944

U.S. Bank (Note 8)

$5,750,008

5,750,008

Ryanair Holdings PLC —

Total Securities Lending Collateral

SP ADR*†

1,710

64,553

(Cost $5,750,008)

5,750,008

$ 39,292,321

Total Industrials

1,114,875

Total Investments 86.5%

TELECOMMUNICATION SERVICES 1.0%

(Cost $32,330,978)

NII Holdings, Inc. — Class B*†

2,340

188,931

Other Assets in Excess

Millicom International

of Liabilities – 13.5%

$

6,114,518

Cellular SA*†

1,437

131,687

Net Assets – 100.0%

$ 45,406,839

Level 3 Communications, Inc.*†

21,960

128,466

GAIN (LOSS)

Total Telecommunication Services

449,084

UNREALIZED

CONSUMER STAPLES 0.6%

Costco Wholesale Corp.†

3,460

CONTRACTS

(NOTE 1)

202,479

Whole Foods Market, Inc.†

2,040

78,132

FUTURES CONTRACTS PURCHASED

Total Consumer Staples

280,611

September 2007 Nasdaq 100 Index

Mini Futures Contracts

MATERIALS 0.2%

(Aggregate Market Value of

Sigma-Aldrich Corp.

1,860

79,366

Total Materials

79,366

Contracts $28,173,600)

720

$

410,249

ENERGY 0.1%

UNITS

Patterson-UTI Energy, Inc.†

2,330

61,069

EQUITY INDEX SWAP AGREEMENTS

Total Energy

61,069

September 2007 Nasdaq 100 Index

Total Common Stocks

Swap, Terminating 09/14/07**

(Cost $17,186,673)

24,148,016

(Notional Market Value

$20,122,931)

10,404

$

(11,513)

AMOUNT

FACE

September 2007 Nasdaq 100 Index

Swap, Terminating 09/28/07**

REPURCHASE AGREEMENTS 20.7%

(Notional Market Value

Repurchase Agreement (Note 5)

$18,790,238)

9,715

(93,617)

Value $38,913,169)

Mizuho Financial Group, Inc.

(Total Notional Market

issued 06/29/07 at 4.50%

$

(105,130)

due 07/02/07

$2,781,999

2,781,999

Credit Suisse Group

issued 06/29/07 at 4.45%

due 07/02/07††

129,034

129,034

UBS Financial Services, Inc.

issued 06/29/07 at 4.29%

due 07/02/07

2,782,000

2,782,000

Morgan Stanley

issued 06/29/07 at 4.25%

due 07/02/07

2,758,222

2,758,222

Lehman Brothers Holdings, Inc.

issued 06/29/07 at 4.15%

due 07/02/07††

943,042

943,042

**

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

Price Return based on Nasdaq 100 Index +/- financing at a variable rate.

††

ADR — American Depository Receipt.

All or a portion of this security is pledged as equity index swap collateral at June 30, 2007.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

33

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

MID-CAP 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

COMMON STOCKS 55.8%

Fair Isaac Corp.

6,350

$

254,762

Imation Corp.†

6,820

251,385

FINANCIALS 9.2%

Macrovision Corp.*†

8,340

250,700

A.G. Edwards, Inc.

5,040

$

426,132

CSG Systems International, Inc.*†

9,200

243,892

W.R. Berkley Corp.

11,620

378,115

Advent Software, Inc.*†

6,600

214,830

AMB Property Corp.†

6,840

364,025

CheckFree Corp.*†

4,780

192,156

HCC Insurance Holdings, Inc.†

10,360

346,128

Ingram Micro, Inc. — Class A*

5,450

118,320

Radian Group, Inc.

6,240

336,960

Alliance Data Systems Corp.*

1,340

103,555

PMI Group, Inc.†

7,310

326,538

Global Payments, Inc.†

2,450

97,143

Colonial BancGroup, Inc.

13,020

325,109

F5 Networks, Inc.*†

1,160

93,496

Protective Life Corp.

6,800

325,108

Microchip Technology, Inc.†

2,260

83,710

Cullen/Frost Bankers, Inc.

6,030

322,424

Fairchild Semiconductor

AmeriCredit Corp.*

11,990

318,334

International, Inc.*

4,050

78,246

Liberty Property Trust†

7,070

310,585

Atmel Corp.*

13,640

75,838

American Financial Group, Inc.

8,400

286,860

ADC Telecommunications, Inc.*

4,090

74,970

Cathay General Bancorp†

8,070

270,668

SRA International, Inc. —

Unitrin, Inc.

5,280

259,670

Class A*

2,740

69,212

Greater Bay Bancorp

9,140

254,458

ValueClick, Inc.*†

2,030

59,804

First Niagara Financial Group, Inc.

19,230

251,913

Amphenol Corp. — Class A†

260

9,269

Potlatch Corp.†

5,810

250,120

Total Information Technology

6,831,972

SEI Investments Co.

8,370

243,065

INDUSTRIALS 8.1%

Horace Mann Educators Corp.

11,020

234,065

Everest Re Group Ltd.

1,870

203,157

Manpower, Inc.†

5,280

487,027

Joy Global, Inc.†

7,180

418,809

Nuveen Investments, Inc. —

SPX Corp.†

4,520

396,901

Class A†

2,790

173,398

Old Republic International Corp.

7,010

149,033

AMETEK, Inc.

9,320

369,818

Jacobs Engineering Group, Inc.*

5,870

337,584

Investors Financial Services Corp.

2,290

141,224

Lincoln Electric Holdings, Inc.

4,490

333,338

Hospitality Properties Trust†

3,090

128,204

Regency Centers Corp.†

1,250

88,125

Teleflex, Inc.†

4,020

328,756

Nationwide Health Properties, Inc.†

3,000

81,600

Thomas & Betts Corp.*

5,440

315,520

Crane Co.†

6,670

303,151

Commerce Group, Inc.

1,690

58,677

Cousins Properties, Inc.†

1,520

44,095

DRS Technologies, Inc.†

5,220

298,949

Macerich Co.†

90

7,418

Copart, Inc.*

9,310

284,793

United Rentals, Inc.*

8,640

281,146

Fidelity National Financial, Inc. —

YRC Worldwide, Inc.*†

Class A†

120

2,844

7,430

273,424

Korn/Ferry International, Inc.*

9,820

257,873

Total Financials

6,908,052

AGCO Corp.*†

5,820

252,646

INFORMATION TECHNOLOGY 9.1%

Kelly Services, Inc.†

8,190

224,897

Lam Research Corp.*†

8,910

457,974

Roper Industries, Inc.†

3,360

191,856

Avnet, Inc.*†

9,460

374,994

Nordson Corp.†

3,230

162,017

Intersil Corp. — Class A

11,870

373,430

Sequa Corp. — Class A*

1,300

145,600

Western Digital Corp.*

18,940

366,489

Expeditors International

Arrow Electronics, Inc.*†

9,440

362,779

Washington, Inc.†

2,610

107,793

Cadence Design Systems, Inc.*†

14,440

317,102

Navigant Consulting, Inc.*†

5,500

102,080

CommScope, Inc.*†

5,410

315,673

GATX Corp.†

1,850

91,112

Polycom, Inc.*

9,250

310,800

Herman Miller, Inc.

1,640

51,824

Integrated Device

Pentair, Inc.†

1,180

45,513

Technology, Inc.*

19,350

295,475

Quanta Services, Inc.*†

1,480

45,392

Vishay Intertechnology, Inc.*

18,330

289,981

Sybase, Inc.*

12,110

289,308

Total Industrials

6,107,819

CONSUMER DISCRETIONARY 8.1%

Harris Corp.

5,040

274,932

Mohawk Industries, Inc.*†

3,950

398,120

Acxiom Corp.

10,070

266,352

American Eagle Outfitters, Inc.

14,885

381,949

MPS Group, Inc.*

19,850

265,395

Phillips-Van Heusen Corp.†

5,270

319,204

34

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

MID-CAP 1.5x STRATEGY FUND

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

American Greetings Corp. —

Health Management

Class A

10,130

$

286,983

Associates, Inc. — Class A†

5,770

$

65,547

DeVry, Inc.

8,430

286,789

Millennium

AnnTaylor Stores Corp.*†

8,050

285,131

Pharmaceuticals, Inc.*†

4,180

44,183

Aeropostale, Inc.*

6,450

268,836

Health Net, Inc.*

440

23,232

Regis Corp.

6,940

265,455

Total Health Care

4,822,920

Payless Shoesource, Inc.*†

8,330

262,811

ENERGY 4.8%

Barnes & Noble, Inc.†

6,830

262,750

Thor Industries, Inc.†

5,620

Noble Energy, Inc.

9,330

582,099

253,687

Pride International, Inc.*†

Bob Evans Farms, Inc.†

6,680

246,158

11,740

439,780

Grant Prideco, Inc.*†

7,230

389,191

Ross Stores, Inc.†

7,310

225,148

Tidewater, Inc.†

5,220

369,994

CBRL Group, Inc.†

5,240

222,595

Patterson-UTI Energy, Inc.†

13,610

356,718

Charming Shoppes, Inc.*†

20,010

216,708

Plains Exploration &

Belo Corp. — Class A†

10,440

214,960

NVR, Inc.*†

310

Production Co.*

210,723

6,570

314,112

Media General, Inc.

6,190

205,941

Overseas Shipholding Group, Inc.

3,550

288,970

Dollar Tree Stores, Inc.*

4,020

175,071

Pogo Producing Co.†

5,200

264,108

Cameron International Corp.*†

2,110

150,802

BorgWarner, Inc.

1,970

169,499

Newfield Exploration Co.*†

2,770

126,173

Lee Enterprises, Inc.

7,920

165,211

M.D.C. Holdings, Inc.

3,220

Hanover Compressor Co.*†

155,719

4,620

110,187

International Speedway Corp. —

Frontier Oil Corp.†

1,940

84,914

Southwestern Energy Co.*

1,340

59,630

Class A

2,780

146,534

Cimarex Energy Co.

1,040

40,986

GameStop Corp. — Class A*

3,560

139,196

Pioneer Natural Resources Co.†

110

5,358

Beazer Homes USA, Inc.†

3,860

95,226

Dick’s Sporting Goods, Inc.*†

1,300

75,621

Total Energy

3,583,022

Brinker International, Inc.†

2,280

66,736

UTILITIES 4.2%

ArvinMeritor, Inc.†

1,280

28,416

Energy East Corp.†

14,350

374,391

Sotheby’s Holdings, Inc. —

Alliant Energy Corp.†

9,000

349,650

Class A†

19,000

460

21,169

Oneok, Inc.

6,920

348,837

Ryland Group, Inc.†

470

17,564

Sierra Pacific Resources*

333,640

CarMax, Inc.*

380

9,690

AGL Resources, Inc.

7,470

302,386

Total Consumer Discretionary

6,079,600

Puget Energy, Inc.

11,940

288,709

Westar Energy, Inc.

11,090

269,265

HEALTH CARE 6.4%

PNM Resources, Inc.†

8,910

247,609

DENTSPLY International, Inc.

11,210

428,895

IDACORP, Inc.†

7,540

241,582

Cephalon, Inc.*†

4,870

391,499

MDU Resources Group, Inc.†

6,580

184,503

Covance, Inc.*

5,470

375,023

Henry Schein, Inc.*†

6,790

362,790

Aquila, Inc.*†

42,230

172,721

Community Health Systems, Inc.*

8,870

358,792

Pepco Holdings, Inc.

910

25,662

WellCare Health Plans, Inc.*†

3,500

316,785

Equitable Resources, Inc.

130

6,443

Edwards Lifesciences Corp.*†

6,030

297,520

Total Utilities

3,145,398

LifePoint Hospitals, Inc.*†

7,310

282,751

MATERIALS 3.7%

Cytyc Corp.*†

6,130

264,264

Sonoco Products Co.

8,360

357,892

Cytec Industries, Inc.

Varian, Inc.*

4,710

258,249

FMC Corp.†

3,860

345,045

Apria Healthcare Group, Inc.*

8,860

254,902

5,040

321,401

Advanced Medical Optics, Inc.*†

7,250

252,880

Steel Dynamics, Inc.†

7,470

313,068

Psychiatric Solutions, Inc.*†

6,420

232,789

Albemarle Corp.

7,940

305,928

Sepracor, Inc.*†

4,400

180,488

Reliance Steel & Aluminum Co.

5,120

288,051

Endo Pharmaceuticals

Olin Corp.†

13,080

274,680

Holdings, Inc.*

4,530

155,062

Lyondell Chemical Co.

4,220

156,646

Perrigo Co.†

6,500

127,270

Carpenter Technology Corp.

900

117,279

Cerner Corp.*†

1,380

76,549

Minerals Technologies, Inc.

1,710

114,485

Hillenbrand Industries, Inc.

1,130

73,450

Lubrizol Corp.

1,250

80,688

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

35

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

MID-CAP 1.5x STRATEGY FUND

VALUE

FACE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

Sensient Technologies Corp.

1,680

$

42,655

SECURITIES LENDING COLLATERAL 13.8%

Martin Marietta Materials, Inc.†

160

25,923

Investment in Securities Lending Short Term

Commercial Metals Co.

740

24,990

Investment Portfolio Held by

Cabot Corp.

190

9,059

U.S. Bank (Note 8)

$10,357,760

$  10,357,760

Total Materials

2,777,790

Total Securities Lending Collateral

CONSUMER STAPLES 1.8%

(Cost $10,357,760)

10,357,760

Energizer Holdings, Inc.*†

4,130

411,348

Total Investments 118.4%

J.M. Smucker Co.†

5,610

357,132

(Cost $85,342,455)

$  88,958,122

Alberto-Culver Co.

11,350

269,222

Universal Corp.

2,730

166,312

Liabilities in Excess of

NBTY, Inc.*

Other Assets – (18.4)%

$ (13,805,447)

1,920

82,944

PepsiAmericas, Inc.†

Net Assets – 100.0%

$  75,152,675

2,140

52,558

Church & Dwight Co., Inc.

730

35,376

Total Consumer Staples

1,374,892

GAIN (LOSS)

UNREALIZED

TELECOMMUNICATION SERVICES 0.4%

CONTRACTS

(NOTE 1)

Telephone & Data Systems, Inc.

3,790

237,140

FUTURES CONTRACTS PURCHASED

Cincinnati Bell, Inc.*†

8,860

51,211

September 2007 S&P MidCap 400

Total Telecommunication Services

288,351

Index Mini Futures Contracts

Total Common Stocks

(Aggregate Market Value of

(Cost $38,304,149)

41,919,816

Contracts $28,921,600)

320

$

65,703

AMOUNT

FACE

UNITS

EQUITY INDEX SWAP AGREEMENT

REPURCHASE AGREEMENTS 48.8%

August 2007 S&P MidCap 400

Repurchase Agreement (Note 5)

Index Swap, Terminating

(Notional Market Value

Mizuho Financial Group, Inc.

08/21/07**

issued 06/29/07 at 4.50%

due 07/02/07

$10,106,504

10,106,504

$42,106,200)

47,019

$

(331,681)

Credit Suisse Group

issued 06/29/07 at 4.45%

due 07/02/07††

3,948,787

3,948,787

UBS Financial Services, Inc.

issued 06/29/07 at 4.29%

due 07/02/07

10,106,504

10,106,504

Morgan Stanley

issued 06/29/07 at 4.25%

due 07/02/07

10,020,123

10,020,123

Lehman Brothers Holdings, Inc.

issued 06/29/07 at 4.15%

due 07/02/07

2,498,628

2,498,628

Total Repurchase Agreements

(Cost $36,680,546)

36,680,546

**

Price Return based on S&P MidCap 400 Index +/- financing at a variable rate.

*

Non-Income Producing Security.

††

All or a portion of this security is pledged as equity index swap collateral at June 30, 2007.

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

36

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

INVERSE MID-CAP STRATEGY FUND

MARKET

AMOUNT

(NOTE 1)

FACE

VALUE

FEDERAL AGENCY DISCOUNT NOTES 77.6%

Federal Farm Credit Bank*

5.05% due 07/03/07

$500,000

$

499,930

Federal Home Loan Bank*

5.03% due 07/06/07

250,000

249,860

Freddie Mac*

5.12% due 07/16/07

500,000

499,004

Total Federal Agency Discount Notes

(Cost $1,248,794)

1,248,794

REPURCHASE AGREEMENT 5.9%

Repurchase Agreement (Note 5)

Credit Suisse Group

issued 06/29/07 at 4.45%

due 07/02/07†

95,289

95,289

Total Repurchase Agreement

(Cost $95,289)

95,289

Total Investments 83.5%

(Cost $1,344,083)

$ 1,344,083

Other Assets in Excess

of Liabilities – 16.5%

$

265,300

Net Assets – 100.0%

$ 1,609,383

GAIN

UNREALIZED

UNITS

(NOTE 1)

EQUITY INDEX SWAP AGREEMENT

SOLD SHORT

August 2007 S&P MidCap 400 Index

Swap, Terminating 08/21/07**

(Notional Market Value

$1,569,522)

1,753

$

53,126

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

**

Price Return based on S&P MidCap 400 Index +/- financing at a variable rate.

U.S. Government.

†

All or a portion of this security is pledged as equity index swap collateral at June 30, 2007.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

37

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

RUSSELL 2000® 2x STRATEGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 51.2%

Stifel Financial Corp.*†

140

$

8,245

Signature Bank*†

240

8,184

FINANCIALS 10.5%

First Bancorp Puerto Rico†

740

8,133

SVB Financial Group*

300

$

15,933

MCG Capital Corp.

500

8,010

Aspen Insurance Holdings Ltd.

540

15,158

MB Financial Corp.

220

7,643

Apollo Investment Corp.†

660

14,203

Acadia Realty Trust

290

7,525

First Community Bancorp

240

13,730

Waddell & Reed Financial, Inc. —

Chittenden Corp.†

390

13,630

Class A

280

7,283

Cathay General Bancorp†

400

13,416

Piper Jaffray Cos., Inc.*†

130

7,245

UCBH Holdings, Inc.†

700

12,789

Portfolio Recovery Associates, Inc.†

120

7,202

Platinum Underwriters Holdings Ltd.

360

12,510

Deerfield Triarc Capital Corp.†

490

7,169

Prosperity Bancshares, Inc.†

380

12,449

Sterling Bancshares, Inc.

630

7,125

UMB Financial Corp.

330

12,167

Infinity Property & Casualty Corp.

140

7,102

Assured Guaranty Ltd.

410

12,120

Advance America Cash Advance

Realty Income Corp.†

480

12,091

Centers, Inc.

400

7,096

Downey Financial Corp.†

180

11,876

NorthStar Realty Finance Corp.

560

7,006

Phoenix Cos., Inc.

790

11,858

First Industrial Realty Trust, Inc.†

180

6,977

LandAmerica Financial Group, Inc.

120

11,579

National Penn Bancshares, Inc.

410

6,839

DiamondRock Hospitality Co.†

600

11,448

Highwoods Properties, Inc.

180

6,750

Nationwide Health Properties, Inc.†

420

11,424

Equity Inns, Inc.

300

6,720

Delphi Financial Group, Inc. —

Texas Capital Bancshares, Inc.*

300

6,705

Class A

270

11,291

Equity One, Inc.

260

6,643

LaSalle Hotel Properties

260

11,289

Flagstar Bancorp, Inc.†

550

6,627

Post Properties, Inc.

210

10,947

TierOne Corp.

220

6,622

Max Capital Group Ltd.

380

10,754

Federal Agricultural Mortgage Corp.

190

6,502

NewAlliance Bancshares, Inc.

730

10,746

Extra Space Storage, Inc.†

390

6,435

First Midwest Bancorp, Inc.

300

10,653

National Retail Properties, Inc.

290

6,339

South Financial Group, Inc.

470

10,641

Alabama National Bancorporation

100

6,184

Sterling Financial Corp.†

360

10,418

Eastgroup Properties, Inc.†

140

6,135

Zenith National Insurance Corp.

220

10,360

ProAssurance Corp.*

110

6,124

Potlatch Corp.†

240

10,332

FPIC Insurance Group, Inc.*†

150

6,115

Pennsylvania Real Estate

Gramercy Capital Corp.

220

6,059

Investment Trust

230

10,196

World Acceptance Corp.*

140

5,982

Boston Private Financial

Navigators Group, Inc.*

110

5,929

Holdings, Inc.†

360

9,673

Ares Capital Corp.

350

5,897

First Niagara Financial Group, Inc.†

730

9,563

GFI Group, Inc.*†

80

5,798

Strategic Hotels & Resorts, Inc.

420

9,446

City Holding Co.

150

5,749

Central Pacific Financial Corp.

280

9,243

Community Bancorp*†

200

5,596

Redwood Trust, Inc.

190

9,192

Centennial Bank Holdings, Inc.*

650

5,506

Senior Housing Properties Trust†

450

9,157

Anthracite Capital, Inc.

470

5,499

FelCor Lodging Trust, Inc.

350

9,110

Sunstone Hotel Investors, Inc.

190

5,394

BioMed Realty Trust, Inc.

360

9,043

MFA Mortgage Investments, Inc.

740

5,387

Odyssey Re Holdings Corp.

210

9,007

International Bancshares Corp.

209

5,355

RLI Corp.

160

8,952

Meadowbrook Insurance Group, Inc.*

470

5,151

Greater Bay Bancorp

320

8,909

FirstFed Financial Corp.*†

90

5,106

Advanta Corp.

285

8,875

Healthcare Realty Trust, Inc.†

180

5,000

Newcastle Investment Corp.†

350

8,774

RAIT Financial Trust

190

4,944

Alexandria Real Estate Equities, Inc.†

90

8,714

Medical Properties Trust Inc.†

370

4,895

Entertainment Properties Trust

160

8,605

American Physicians Capital, Inc.*

120

4,860

Ashford Hospitality Trust, Inc.†

730

8,585

Brookline Bancorp, Inc.

420

4,834

FNB Corp.†

510

8,537

Wintrust Financial Corp.†

110

4,824

Horace Mann Educators Corp.

390

8,284

Tower Group, Inc.†

150

4,785

38

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

RUSSELL 2000® 2x STRATEGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Washington Real Estate

Electronics for Imaging, Inc.*

350

$

9,877

Investment Trust†

140

$

4,760

Advanced Energy Industries, Inc.*

420

9,517

Bank Mutual Corp.†

400

4,612

Formfactor, Inc.*†

240

9,192

Omega Healthcare Investors, Inc.

290

4,591

Novatel Wireless, Inc.*

350

9,107

Provident Bankshares Corp.

140

4,589

TIBCO Software, Inc.*†

950

8,597

Western Alliance Bancorp, Inc.*

150

4,478

Informatica Corp.*†

570

8,419

Pinnacle Financial Partners, Inc.*†

150

4,404

Entegris, Inc.*

700

8,316

Preferred Bank

110

4,400

L-1 Identity Solutions, Inc.*†

400

8,180

Pico Holdings, Inc.*†

100

4,326

Authorize.Net Holdings, Inc.*

450

8,050

Asta Funding, Inc.†

110

4,227

Atheros Communications, Inc.*†

260

8,018

Digital Realty Trust, Inc.

110

4,145

Aspen Technology, Inc.*†

560

7,840

MarketAxess Holdings, Inc.*

230

4,138

Andrew Corp.*

540

7,798

Arbor Realty Trust, Inc.

160

4,130

DealerTrack Holdings, Inc.*

210

7,736

Columbia Banking Systems, Inc.

140

4,095

Interdigital Communications Corp.*

240

7,721

Inland Real Estate Corp.†

240

4,075

Rofin-Sinar Technologies, Inc.*†

110

7,590

Glacier Bancorp, Inc.

200

4,070

United Online, Inc.

460

7,585

American Campus Communities, Inc.

140

3,961

Parametric Technology Corp.*

350

7,563

Crystal River Capital, Inc.

150

3,642

Blue Coat Systems, Inc.*

150

7,428

Virginia Commerce Bancorp, Inc.*†

210

3,551

SYKES Enterprises, Inc.*

380

7,216

Old National Bancorp†

210

3,488

Technitrol, Inc.

250

7,167

Capital Trust, Inc. — Class A†

100

3,414

Sonus Networks, Inc.*†

830

7,072

Seacoast Banking Corporation

Transaction Systems Architects,

of Florida†

150

3,263

Inc. — Class A*

210

7,069

Ezcorp, Inc. — Class A*

240

3,178

Micrel, Inc.

550

6,996

First Cash Financial Services, Inc.*

130

3,047

Sybase, Inc.*

290

6,928

Berkshire Hills Bancorp, Inc.

90

2,836

C-COR, Inc.*

490

6,889

Total Financials

908,332

Cabot Microelectronics Corp.*†

190

6,743

INFORMATION TECHNOLOGY 9.4%

Quest Software, Inc.*

410

6,638

Flir Systems, Inc.*†

380

17,575

Sapient Corp.*

850

6,571

Arris Group, Inc.*

920

16,183

SAVVIS, Inc.*

130

6,436

Polycom, Inc.*

460

15,456

Zoran Corp.*

320

6,413

ValueClick, Inc.*

510

15,025

Emulex Corp.*

290

6,334

Trident Microsystems, Inc.*†

Nuance Communications, Inc.*†

850

14,220

Mastec, Inc.*

400

6,328

Amkor Technology, Inc.*

870

13,702

340

6,239

Foundry Networks, Inc.*

820

13,661

Vignette Corp.*

320

6,131

Jack Henry & Associates, Inc.

500

12,875

THQ, Inc.*†

200

6,104

Micros Systems, Inc.*

230

12,512

Tessera Technologies, Inc.*

150

6,083

Anixter International, Inc.*†

160

12,034

Agilysys, Inc.

270

6,075

Itron, Inc.*†

150

11,691

MAXIMUS, Inc.

140

6,073

eFunds Corp.*

310

10,940

Diodes, Inc.*†

140

5,848

Digital River, Inc.*

240

10,860

OmniVision Technologies, Inc.*†

320

5,795

ON Semiconductor Corp.*

990

10,613

SPSS, Inc.*

130

5,738

PMC - Sierra, Inc.*

1,370

10,590

ADTRAN, Inc.

220

5,713

j2 Global Communications, Inc.*†

300

10,470

MicroStrategy, Inc. — Class A*

60

5,669

Palm, Inc.*†

640

10,246

Harmonic, Inc.*†

630

5,588

Perot Systems Corp. — Class A*

600

10,224

Hittite Microwave Corp.*

130

5,555

Comtech Telecommunications

Kulicke & Soffa Industries, Inc.*

530

5,549

Corp.*†

220

10,212

Microsemi Corp.*†

230

5,509

120

Gartner, Inc. — Class A*

410

10,082

Coherent, Inc.*

180

5,492

Equinix, Inc.*†

110

10,062

MTS Systems Corp.

5,360

MKS Instruments, Inc.*

360

9,972

Sirenza Microdevices, Inc.*†

450

5,342

Macrovision Corp.*†

330

9,920

InfoSpace, Inc.

230

5,338

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

39

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

RUSSELL 2000® 2x STRATEGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Ansys, Inc.*

200

$

5,300

Men’s Wearhouse, Inc.

270

$

13,789

Bankrate, Inc.*

110

5,271

Payless Shoesource, Inc.*

435

13,724

Ariba, Inc.*†

520

5,153

American Greetings Corp. —

Scansource, Inc.*†

160

5,118

Class A

430

12,182

Littelfuse, Inc.*

150

5,066

Rent-A-Center, Inc.*

464

12,171

Forrester Research, Inc.*

180

5,063

Regis Corp.

300

11,475

Ansoft Corp.*

170

5,013

Warnaco Group, Inc.*†

290

11,409

Chordiant Software, Inc.*

320

5,011

Bob Evans Farms, Inc.†

300

11,055

EPIQ Systems, Inc.*

310

5,010

Cooper Tire & Rubber Co.

400

11,048

Triquint Semiconductor, Inc.*

990

5,009

Tupperware Brands Corp.

380

10,921

Cirrus Logic, Inc.*

600

4,980

Jakks Pacific, Inc.*

380

10,693

Perficient, Inc.*†

240

4,968

ArvinMeritor, Inc.†

480

10,656

Loral Space & Communications, Inc.*

100

4,928

Arbitron, Inc.

200

10,306

Stratasys, Inc.*

100

4,698

Sonic Corp.*

460

10,175

Concur Technologies, Inc.*†

200

4,570

Tenneco, Inc.*

290

10,162

Methode Electronics, Inc. —

American Axle & Manufacturing

Class A

290

4,539

Holdings, Inc.

340

10,071

Mattson Technology, Inc.*

460

4,462

Tempur-Pedic International, Inc.†

370

9,583

Progress Software Corp.*

140

4,451

Wolverine World Wide, Inc.†

340

9,421

Cohu, Inc.

200

4,450

WMS Industries, Inc.*

320

9,235

Smith Micro Software, Inc.*†

290

4,367

CKE Restaurants, Inc.

460

9,232

Netgear, Inc.*

120

4,350

Sotheby’s Holdings, Inc. — Class A

200

9,204

Dycom Industries, Inc.*

140

4,197

Deckers Outdoor Corp.*

90

9,081

Brooks Automation, Inc.*

230

4,175

Gymboree Corp.*†

230

9,064

S1 Corp.*

500

3,995

Fossil, Inc.*†

290

8,552

Cogent, Inc.*†

270

3,966

CSK Auto Corp.*

450

8,280

Lawson Software, Inc.*†

400

3,956

Westpoint Stevens, Inc.*

240

8,225

SYNTEL INC†

130

3,951

Sally Beauty Holdings, Inc.*

890

8,010

Integral Systems, Inc.

160

3,890

PEP Boys-Manny Moe & Jack

390

7,862

KEMET Corp.*

550

3,878

J. Crew Group, Inc.*†

142

7,681

AMIS Holdings, Inc.*

300

3,756

Marvel Entertainment, Inc.*†

300

7,644

Park Electrochemical Corp.

130

3,663

IHOP Corp.

140

7,620

Acacia Research - Acacia

Helen of Troy Ltd.*

280

7,560

Technologies*

210

3,394

Stewart Enterprises, Inc. — Class A†

960

7,478

Insight Enterprises, Inc.*†

150

3,386

Vail Resorts, Inc.*

120

7,304

Magma Design Automation, Inc.*

240

3,370

Gaylord Entertainment Co.*†

130

6,973

Blackboard, Inc.*

80

3,370

DeVry, Inc.†

200

6,804

Netlogic Microsystems, Inc.*

100

3,184

Interactive Data Corp.

250

6,695

Secure Computing Corp.*

400

3,036

Media General, Inc.

200

6,654

Checkpoint Systems, Inc.*

120

3,030

Applebee’s International, Inc.

270

6,507

MPower Communications*

150

2,618

Stage Stores, Inc.

310

6,498

FalconStor Software, Inc.*†

240

2,532

Pre-Paid Legal Services, Inc.*

100

6,431

OSI SYSTEMS INC*

90

2,462

Valassis Communications, Inc.*†

370

6,360

MIPS Technology, Inc.*

270

2,373

AFC Enterprises, Inc.*†

360

6,224

OYO Geospace Corp.*

30

2,226

Entercom Communications Corp.†

250

6,222

Total Information Technology

807,845

Winnebago Industries, Inc.†

210

6,199

CONSUMER DISCRETIONARY 8.4%

Sinclair Broadcast Group, Inc. —

Chipotle Mexican Grill, Inc.*

210

16,512

Class A†

430

6,115

Jack in the Box, Inc.*
210

14,897

Morgans Hotel Group Co.*

250

6,095

Belo Corp. — Class A

700

14,413

Blue Nile, Inc.*

100

6,040

Priceline.com, Inc.*†

204

14,023

RC2 Corp.*

150

6,001

Aeropostale, Inc.*

332

13,838

CBRL Group, Inc.

140

5,947

Aftermarket Technology Corp.*

200

5,936

40

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Buckle, Inc.

150

$

5,910

Overstock.com, Inc.*

150

$

2,741

GSI Commerce, Inc.*

260

5,905

MTR Gaming Group, Inc.*

150

2,310

Blyth, Inc.

220

5,848

Total Consumer Discretionary

726,370

Buffalo Wild Wings, Inc.*

140

5,823

INDUSTRIALS 7.6%

Keystone Automotive Industries,

Inc.*†

140

5,792

Bucyrus International, Inc. — Class A†

210

14,864

Acuity Brands, Inc.

Iconix Brand Group, Inc.*†

260

5,777

240

14,467

Premier Exhibitions, Inc.*

360

5,674

Deluxe Corp.†

320

12,995

United Stationers, Inc.*

190

12,662

Ameristar Casinos, Inc.

160

5,558

Columbia Sportswear Co.

Watson Wyatt & Co. Holdings

250

12,620

80

5,494

Belden CDT, Inc.

220

12,177

Cato Corp. — Class A

250

5,485

Wabtec Corp.†

330

12,055

Guitar Center, Inc.*†

90

5,383

SkyWest, Inc.

500

11,915

Strayer Education, Inc.

40

5,268

Ceradyne, Inc.*

160

11,834

Universal Electronics, Inc.*

140

5,085

Pacific Sunwear of California, Inc.*

Clarcor, Inc.

310

11,603

231

5,082

Movado Group, Inc.

150

5,061

Waste Connections, Inc.*

380

11,491

GrafTech International Ltd.*

650

10,946

Jos. A. Bank Clothiers, Inc.*†

120

4,976

EMCOR Group, Inc.*

DSW, Inc.*†

140

4,875

150

10,935

Granite Construction, Inc.

170

Oakley, Inc.

170

4,828

10,911

Entravision Communications Corp. —

Actuant Corp. — Class A

170

10,720

Tetra Tech, Inc.*

Class A*

460

4,798

490

10,560

Genlyte Group, Inc.*

130

10,210

Speedway Motorsports, Inc.

120

4,798

Matthews International Corp. —

Woodward Governor Co.†

190

10,197

Walter Industries, Inc.

330

9,557

Class A

110

4,797

HUB Group, Inc. — Class A*†

Lin TV Corp. — Class A*

250

4,702

270

9,493

Smith & Wesson Holding Corp.*†

280

4,690

IHS, Inc.*†

200

9,200

Callaway Golf Co.

Teledyne Technologies, Inc.*

200

9,190

260

4,631

Kaydon Corp.†

Capella Education Co.*

100

4,603

170

8,860

ABM Industries, Inc.

340

8,775

Pier 1 Imports, Inc.

540

4,585

Heidrick & Struggles

Monarch Casino & Resort, Inc.*

170

4,565

International, Inc.*

170

8,711

Select Comfort Corp.*†

280

4,542

K-Swiss, Inc. — Class A

160

4,533

Barnes Group, Inc.†

270

8,554

Republic Airways Holdings, Inc.*

420

8,547

Westwood One, Inc.†

630

4,530

Korn/Ferry International, Inc.*

320

8,403

Unifirst Corp.

100

4,405

Huron Consulting Group, Inc.*

110

8,031

Drew Industries, Inc.*

130

4,308

Ambassadors Group, Inc.

120

4,264

NACCO Industries, Inc. — Class A†

50

7,775

Morningstar, Inc.*†

90

Applied Industrial Technologies, Inc.

260

7,670

4,232

Atlas Air Worldwide Holdings

Bally Technologies, Inc.*

160

4,227

Co., Inc.*†

130

7,662

Gemstar-TV Guide International, Inc.*

850

4,182

AAR Corp.*

Monaco Coach Corp.

280

4,018

230

7,592

Teletech Holdings, Inc.*†

230

Volcom, Inc.*†

80

4,010

7,470

Asbury Automotive Group, Inc.

160

3,992

RBC Bearings, Inc.*

180

7,425

NCI Building Systems, Inc.*†

150

7,400

Big 5 Sporting Goods Corp.

150

3,825

United Industrial Corp.†

120

7,198

Talbots, Inc.†

150

3,755

Fred’s, Inc.

270

3,613

Genesee & Wyoming, Inc. —

Eddie Bauer Holdings, Inc. —

Class A*

240

7,162

Columbus McKinnon Corp. —

SP ADR*

280

3,598

Zumiez, Inc.*†

Class A*

220

7,084

90

3,400

TiVo, Inc.*

580

3,358

Geo Group, Inc.*

240

6,984

Sealy Corp.†

Baldor Electric Co.

140

6,899

190

3,139

Albany International Corp. —

Maidenform Brands, Inc.*

158

3,138

Class A†

170

6,875

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

41

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Infrasource Services, Inc.*

180

$

6,678

HEALTH CARE 6.4%

Bowne & Co., Inc.

340

6,633

Steris Corp.

440

$

13,464

Genco Shipping & Trading Ltd.

160

6,602

Inverness Medical Innovations, Inc.*†

260

13,265

Hexcel Corp.*

310

6,532

Sunrise Senior Living, Inc.*

320

12,797

Curtiss-Wright Corp.

140

6,525

Magellan Health Services, Inc.*

270

12,547

Ameron International Corp.

70

6,313

Immucor, Inc.*

430

12,027

Cascade Corp.

80

6,275

MGI Pharma, Inc.*†

490

10,961

Arkansas Best Corp.†

160

6,235

Hologic, Inc.*

190

10,509

Consolidated Graphics, Inc.*

90

6,235

Varian, Inc.*

190

10,418

Horizon Lines, Inc. — Class A

190

6,224

Perrigo Co.†

510

9,986

Heartland Express, Inc.†

370

6,031

Dionex Corp.*

140

9,939

A.O. Smith Corp.

150

5,984

Myriad Genetics, Inc.*†

260

9,669

Viad Corp.†

140

5,904

United Therapeutics Corp.*†

150

9,564

Layne Christensen Co.*†

140

5,733

Analogic Corp.

130

9,556

Old Dominion Freight Line, Inc.*

190

5,729

BioMarin Pharmaceuticals, Inc.*

530

9,508

Interface, Inc. — Class A

300

5,658

Apria Healthcare Group, Inc.*

317

9,120

EDO Corp.†

170

5,588

Haemonetics Corp.*

170

8,944

EnPro Industries, Inc.*

130

5,563

Illumina, Inc.*†

210

8,524

Ennis Inc.

230

5,410

inVentiv Health, Inc.*

230

8,420

M&F Worldwide Corp.*

80

5,326

American Medical Systems

FTI Consulting, Inc.*

140

5,324

Holdings, Inc.*†

460

8,298

Resources Connection, Inc.*†

160

5,309

Kindred Healthcare, Inc.*

270

8,294

Kaman Corp. — Class A

170

5,302

Par Pharmaceutical Cos., Inc.*

290

8,187

Moog, Inc. — Class A*

120

5,293

OSI Pharmaceuticals, Inc.*†

220

7,966

Apogee Enterprises, Inc.

190

5,286

Valeant Pharmaceuticals International

470

7,844

II-VI, Inc.*

190

5,162

Martek Biosciences Corp.*

300

7,791

Universal Forest Products, Inc.

120

5,071

KV Pharmaceutical Co.*†

280

7,627

Briggs & Stratton Corp.

160

5,050

Parexel International Corp.*

180

7,571

COMSYS IT Partners, Inc.*†

220

5,018

CV Therapeutics, Inc.*†

550

7,265

American Reprographics Co.*†

160

4,926

Alkermes, Inc.*

490

7,154

Pike Electric Corp.*†

220

4,924

Savient Pharmaceuticals, Inc.*†

570

7,079

Watsco, Inc.

90

4,896

Applera Corp. - Celera Group*†

570

7,068

Dynamic Materials Corp.

130

4,875

Alpharma, Inc. — Class A

270

7,023

Williams Scotsman International,

Ventana Medical Systems, Inc.*†

90

6,954

Inc.*†

200

4,762

Integra LifeSciences Holdings

Titan International, Inc.

150

4,742

Corp.*†

140

6,919

Amerco, Inc.*†

60

4,530

Cubist Pharmaceuticals, Inc.*

350

6,899

Pinnacle Airlines Corp.*†

240

4,500

Sciele Pharma, Inc.*†

290

6,832

Mine Safety Appliances Co.†

100

4,376

Kyphon, Inc.*†

140

6,741

CBIZ, Inc.*†

590

4,337

LifeCell Corp.*†

220

6,719

Astec Industries, Inc.*

100

4,222

Kendle International, Inc.*

180

6,619

Saia, Inc.*

150

4,089

LCA-Vision, Inc.

140

6,616

EnerSys*

210

3,843

ArthroCare Corp.*†

150

6,587

Mobile Mini, Inc.*†

130

3,796

Thoratec Corp.*†

350

6,437

Goodman Global, Inc.*†

170

3,777

PharmaNet Development Group, Inc.*

200

6,376

Rollins, Inc.

164

3,734

Medarex, Inc.*†

420

6,002

Cenveo, Inc.*

160

3,710

Chemed Corp.†

90

5,966

Tennant Co.

100

3,650

Allscripts Healthcare Solutions, Inc.*†

230

5,860

Valmont Industries, Inc.

50

3,638

Conmed Corp.*†

200

5,856

TransDigm Group, Inc.*

80

3,237

Affymetrix, Inc.*†

230

5,725

Encore Wire Corp.

80

2,355

Quidel Corp.*

320

5,619

Total Industrials

660,591

Gentiva Health Services, Inc.*

280

5,617

42

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

RUSSELL 2000® 2x STRATEGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Eclipsys Corp.*

280

$

5,544

Lufkin Industries, Inc.

110

$

7,101

Healthspring, Inc.*

290

5,527

Arena Resources, Inc.*†

120

6,973

Alexion Pharmaceuticals, Inc.*†

120

5,407

Parallel Petroleum Corp.*

300

6,570

Medicis Pharmaceutical Corp. —

Universal Compression Holdings, Inc.*

90

6,522

Class A†

177

5,406

ATP Oil & Gas Corp.*†

130

6,323

Cepheid, Inc.*†

370

5,402

Carrizo Oil & Gas, Inc.*†

150

6,221

Sun Healthcare Group, Inc.*

360

5,216

Atwood Oceanics, Inc.*†

90

6,176

The Trizetto Group, Inc.*†

260

5,034

Matrix Service Co.*

240

5,964

Omnicell, Inc.*

240

4,987

Alon USA Energy, Inc.

130

5,721

Amedisys, Inc.*

136

4,941

Ship Finance International Ltd.†

190

5,639

Greatbatch, Inc.*†

150

4,860

Delek US Holdings, Inc.

190

5,064

Align Technology, Inc.*†

200

4,832

Dawson Geophysical Co.*

80

4,917

AmSurg Corp.*

200

4,828

Trico Marine Services, Inc.*†

120

4,906

Salix Pharmaceuticals Ltd.*†

390

4,797

Petroleum Development Corp.*

100

4,748

Res-Care, Inc.*

220

4,651

Harvest Natural Resources, Inc.*†

390

4,645

Owens & Minor, Inc.†

130

4,542

Atlas America, Inc.

85

4,567

SurModics, Inc.*†

90

4,500

Encore Acquisition Co.*†

160

4,448

HealthExtras, Inc.*†

150

4,437

Rosetta Resources, Inc.*

180

3,877

Adams Respiratory Therapeutics, Inc.*†

110

4,333

GMX Resources, Inc.*

110

3,806

Option Care, Inc.

280

4,312

Bill Barrett Corp.*†

100

3,683

ICU Medical, Inc.*

100

4,294

LHC Group, Inc.*†

160

Total Energy

250,377

4,192

Meridian Bioscience, Inc.

190

4,115

MATERIALS 2.4%

Quanex Corp.

270

Human Genome Sciences, Inc.*†

13,149

460

4,103

Indevus Pharmaceuticals, Inc.*

600

4,038

OM Group, Inc.*

240

12,701

CF Industries Holdings, Inc.

210

12,577

Onyx Pharmaceuticals, Inc.*†

150

4,035

Vital Signs, Inc.

70

3,889

Greif, Inc. — Class A

200

11,922

Buckeye Technologies, Inc.*

630

9,746

Symmetry Medical, Inc.*†

240

3,842

H.B. Fuller Co.

320

9,565

Bio-Reference Labs, Inc.*

140

3,829

Worthington Industries, Inc.

420

9,093

Phase Forward, Inc.*

220

3,703

Incyte Corp.*†

600

3,600

Rockwood Holdings, Inc.*

230

8,406

Exelixis, Inc.*

290

3,509

Metal Management, Inc.

190

8,373

Silgan Holdings, Inc.

150

8,292

Viropharma, Inc.*

250

3,450

Abaxis, Inc.*

160

AptarGroup, Inc.

230

8,179

3,338

Terra Industries, Inc.*†

310

7,880

Pharmion Corp.*

100

2,895

Total Health Care

553,117

Century Aluminum Co.*

140

7,648

Sensient Technologies Corp.

300

7,617

ENERGY 2.9%

Ryerson, Inc.†

200

7,530

PetroHawk Energy Corp.*

1,020

16,177

Ferro Corp.

280

6,980

Mariner Energy, Inc.*

630

15,277

Kaiser Aluminum Corp.*

90

6,559

Alpha Natural Resources, Inc.*†

570

11,850

Texas Industries, Inc.†

80

6,273

W-H Energy Services, Inc.*

170

10,525

Spartech Corp.

230

6,107

NATCO Group, Inc.*

220

10,129

RTI International Metals, Inc.*†

80

6,030

USEC, Inc.*†

430

9,451

Haynes International, Inc.*

70

5,910

Hanover Compressor Co.*†

380

9,063

Neenah Paper, Inc.

140

5,776

Berry Petroleum Co. — Class A

240

9,043

Koppers Holdings, Inc.

160

5,389

Penn Virginia Corp.†

220

8,844

Schweitzer-Mauduit International, Inc.

150

4,650

Parker Drilling Co.*†

830

8,748

A. Schulman, Inc.†

190

4,623

Input/Output, Inc.*†

550

8,586

Hecla Mining Co.*†

420

3,587

Hornbeck Offshore Services, Inc.*†

220

8,527

GulfMark Offshore, Inc.*†

160

8,195

Total Materials

204,562

Dril-Quip, Inc.*

180

8,091

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

43

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

RUSSELL 2000® 2x STRATEGY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

CONSUMER STAPLES 1.6%

Cogent Communications Group, Inc.*

250

$

7,468

Flowers Foods, Inc.

340

$

11,342

Golden Telecom, Inc.†

130

7,151

Universal Corp.†

180

10,966

Cbeyond, Inc.*†

170

6,547

Central European Distribution

Iowa Telecommunications Services,

Corp.*†

280

9,694

Inc.†

270

6,137

Chattem, Inc.*†

120

7,606

Rural Cellular Corp. — Class A*

110

4,819

Chiquita Brands International, Inc.*

390

7,394

Cincinnati Bell, Inc.*†

800

4,624

Spartan Stores, Inc.

220

7,240

NTELOS Holdings Corp.

150

4,146

Performance Food Group Co.*

220

7,148

Premiere Global Services, Inc.*

260

3,385

Longs Drug Stores Corp.†

130

6,828

Total Telecommunication Services

63,300

Hain Celestial Group, Inc.*

250

6,785

Total Common Stocks

Alliance One International, Inc.*

660

6,633

(Cost $4,106,822)

4,428,977

Nash Finch Co.†

120

5,940

Andersons, Inc.†

130

5,893

FACE

Elizabeth Arden, Inc.*

230

5,580

AMOUNT

Sanderson Farms, Inc.†

120

5,402

REPURCHASE AGREEMENTS 45.2%

Darling International, Inc.*†

550

5,027

Repurchase Agreement (Note 5)

Pilgrim’s Pride Corp.

130

4,962

Mizuho Financial Group, Inc.

Ralcorp Holdings, Inc.*

80

4,276

issued 06/29/07 at 4.50%

Ruddick Corp.

140

4,217

due 07/02/07

$1,020,694

1,020,694

WD-40 Co.

120

3,944

Green Mountain Coffee Roasters, Inc.*

50

3,937

Credit Suisse Group

issued 06/29/07 at 4.45%

Prestige Brands Holdings, Inc. —

due 07/02/07††

Class A*

280

605,068

605,068

3,634

Boston Beer Co., Inc. — Class A*

80

3,148

UBS Financial Services, Inc.

issued 06/29/07 at 4.29%

Playtex Products, Inc.*

180

2,666

due 07/02/07

1,020,694

1,020,694

Total Consumer Staples

140,262

Morgan Stanley

UTILITIES 1.3%

issued 06/29/07 at 4.25%

Nicor, Inc.†

320

13,734

due 07/02/07

1,011,971

1,011,971

Westar Energy, Inc.

530

12,868

Lehman Brothers Holdings, Inc.

Black Hills Corp.

240

9,540

issued 06/29/07 at 4.15%

PNM Resources, Inc.†

330

9,171

due 07/02/07

252,346

252,346

Cleco Corp.

370

9,065

Total Repurchase Agreements

New Jersey Resources Corp.

170

8,673

(Cost $3,910,773)

3,910,773

Avista Corp.

390

8,405

Investment in Securities Lending Short Term

Allete, Inc.

160

7,528

SECURITIES LENDING COLLATERAL 11.8%

Northwest Natural Gas Co.

160

7,390

Unisource Energy Corp.

220

7,236

Investment Portfolio Held by

Otter Tail Power Co.†

210

6,735

U.S. Bank (Note 8)

1,022,607

1,022,607

1,022,607

Piedmont Natural Gas Co.

250

6,163

Total Securities Lending Collateral

El Paso Electric Co.*

170

4,175

(Cost $1,022,607)

South Jersey Industries, Inc.†

100

3,538

Total Investments 108.2%

Total Utilities

114,221

(Cost $9,040,202)

$ 9,362,357

TELECOMMUNICATION SERVICES 0.7%

Liabilities in Excess of

Dobson Communications Corp. —

Other Assets – (8.2)%

$

(708,214)

Class A*

880

9,777

Net Assets – 100.0%

$ 8,654,143

Time Warner Telecom, Inc. —

Class A*†

460

9,246

44

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

RUSSELL 2000® 2x STRATEGY FUND

UNREALIZED

CONTRACTS

(NOTE 1)

LOSS

FUTURES CONTRACTS PURCHASED

September 2007 Russell 2000®

Index Mini Futures Contracts

(Aggregate Market Value

of Contracts $5,945,540)

71

$

(70,133)

UNITS

EQUITY INDEX SWAP AGREEMENTS

September 2007 Russell 2000® Index

Swap, Terminating 09/28/07**

(Notional Market Value

$3,910,580)

4,691

$

(19,578)

August 2007 Russell 2000® Index

Swap, Terminating 08/21/07**

(Notional Market Value

$2,667,324)

3,199

(23,345)

(Total Notional Market

Value $6,577,904)

$

(42,923)

**

Price Return based on Russell 2000® Index +/- financing at a variable rate.

*

Non-Income Producing Security.

††

All or a portion of this security is pledged as equity index swap collateral at June 30, 2007.

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

45

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

VALUE

VALUE

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 49.5%

Ashford Hospitality Trust, Inc.†

3,810

$

44,806

Entertainment Properties Trust†

830

44,637

FINANCIALS 10.1%

Horace Mann Educators Corp.

2,060

43,754

SVB Financial Group*

1,555

$

82,586

Signature Bank*†

1,280

43,648

Aspen Insurance Holdings Ltd.

2,830

79,438

Stifel Financial Corp.*†

730

42,990

Apollo Investment Corp.†

3,490

75,105

First Bancorp Puerto Rico†

3,870

42,531

First Community Bancorp

1,270

72,657

MCG Capital Corp.†

2,630

42,133

Chittenden Corp.†

2,020

70,599

MB Financial Corp.

1,170

40,646

Cathay General Bancorp†

2,096

70,300

Acadia Realty Trust

1,530

39,703

UCBH Holdings, Inc.†

3,660

66,868

Waddell & Reed Financial, Inc. —

Prosperity Bancshares, Inc.†

2,020

66,175

Class A†

1,470

38,235

Platinum Underwriters Holdings

Piper Jaffray Cos., Inc.*†

680

37,896

Ltd.

1,900

66,025

Sterling Bancshares, Inc.

3,330

37,662

UMB Financial Corp.

1,750

64,522

Deerfield Triarc Capital Corp.†

2,560

37,453

Realty Income Corp.†

2,520

63,479

Advance America Cash Advance

Assured Guaranty Ltd.

2,140

63,258

Centers, Inc.

2,100

37,254

Downey Financial Corp.†

950

62,681

Portfolio Recovery Associates,

Phoenix Cos., Inc.†

4,160

62,442

Inc.†

620

37,212

DiamondRock Hospitality Co.†

3,170

60,484

First Industrial Realty Trust, Inc.†

950

36,822

Nationwide Health Properties,

NorthStar Realty Finance Corp.

2,940

36,779

Inc.†

2,190

59,568

Infinity Property & Casualty Corp.

720

36,526

LaSalle Hotel Properties

1,370

59,485

Highwoods Properties, Inc.†

970

36,375

Delphi Financial Group, Inc. —

National Penn Bancshares, Inc.†

2,170

36,196

Class A

1,420

59,384

TierOne Corp.

1,170

35,217

LandAmerica Financial Group,

Equity Inns, Inc.

1,570

35,168

Inc.†

610

58,859

Equity One, Inc.

1,370

35,003

NewAlliance Bancshares, Inc.†

3,850

56,672

Flagstar Bancorp, Inc.†

2,900

34,945

Post Properties, Inc.†

1,080

56,300

Texas Capital Bancshares, Inc.*

1,560

34,866

First Midwest Bancorp, Inc.

1,580

56,106

Alabama National

Max Capital Group Ltd.

1,980

56,034

Bancorporation

550

34,012

South Financial Group, Inc.

2,460

55,694

Federal Agricultural

Potlatch Corp.†

1,270

54,673

Mortgage Corp.

990

33,878

Sterling Financial Corp.†

1,879

54,378

Extra Space Storage, Inc.†

2,040

33,660

Pennsylvania Real Estate

National Retail Properties, Inc.†

1,500

32,790

Investment Trust

1,220

54,083

Gramercy Capital Corp.

1,160

31,946

Zenith National Insurance Corp.†

1,130

53,212

FPIC Insurance Group, Inc.*†

770

31,393

Boston Private Financial

ProAssurance Corp.*†

560

31,175

Holdings, Inc.†

1,900

51,053

Eastgroup Properties, Inc.†

710

31,112

First Niagara Financial Group, Inc.

3,850

50,435

World Acceptance Corp.*

720

30,766

Strategic Hotels & Resorts, Inc.

2,210

49,703

Navigators Group, Inc.*

570

30,723

Redwood Trust, Inc.

1,010

48,864

Ares Capital Corp.

1,820

30,667

Senior Housing Properties Trust†

2,380

48,433

City Holding Co.

780

29,897

Central Pacific Financial Corp.†

1,460

48,195

Community Bancorp*†

1,050

29,379

FelCor Lodging Trust, Inc.

1,830

47,635

GFI Group, Inc.*

400

28,992

Alexandria Real Estate

Centennial Bank Holdings, Inc.*

3,400

28,798

Equities, Inc.†

490

47,442

Anthracite Capital, Inc.

2,460

28,782

BioMed Realty Trust, Inc.†

1,880

47,226

Sunstone Hotel Investors, Inc.

1,000

28,390

Newcastle Investment Corp.†

1,860

46,630

MFA Mortgage Investments, Inc.

3,880

28,246

RLI Corp.

830

46,438

International Bancshares Corp.

1,081

27,695

Odyssey Re Holdings Corp.

1,080

46,321

Meadowbrook Insurance

Greater Bay Bancorp

1,660

46,214

Group, Inc.*

2,460

26,962

Advanta Corp.

1,465

45,620

Healthcare Realty Trust, Inc.†

970

26,947

FNB Corp.†

2,700

45,198

RAIT Financial Trust

1,010

26,280

46

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Washington Real Estate Investment

Perot Systems Corp. — Class A*†

3,140

$

53,506

Trust†

760

$

25,840

Gartner, Inc. — Class A*

2,160

53,114

Tower Group, Inc.†

810

25,839

Equinix, Inc.*†

580

53,053

Medical Properties Trust Inc.†

1,950

25,798

Comtech Telecommunications

Brookline Bancorp, Inc.

2,230

25,667

Corp.*†

1,130

52,455

FirstFed Financial Corp.*†

450

25,529

MKS Instruments, Inc.*†

1,890

52,353

Wintrust Financial Corp.†

570

24,995

Macrovision Corp.*†

1,710

51,403

American Physicians Capital, Inc.*

610

24,705

Electronics for Imaging, Inc.*

1,820

51,360

Omega Healthcare Investors, Inc.†

1,550

24,537

Advanced Energy Industries, Inc.*

2,220

50,305

Western Alliance Bancorp, Inc.*†

810

24,179

Formfactor, Inc.*†

1,280

49,024

Bank Mutual Corp.†

2,080

23,982

Novatel Wireless, Inc.*

1,850

48,137

Pinnacle Financial Partners, Inc.*†

800

23,488

TIBCO Software, Inc.*†

4,980

45,069

Provident Bankshares Corp.

710

23,274

Informatica Corp.*†

3,000

44,310

Preferred Bank

570

22,800

Entegris, Inc.*

3,670

43,600

Pico Holdings, Inc.*†

520

22,495

L-1 Identity Solutions, Inc.*†

2,080

42,536

Asta Funding, Inc.†

580

22,289

Authorize.Net Holdings, Inc.*

2,370

42,399

Glacier Bancorp, Inc.

1,070

21,775

Atheros Communications, Inc.*†

1,360

41,942

MarketAxess Holdings, Inc.*

1,200

21,588

Andrew Corp.*

2,840

41,010

Digital Realty Trust, Inc.

570

21,478

Aspen Technology, Inc.*†

2,920

40,880

Inland Real Estate Corp.†

1,250

21,225

Interdigital Communications

Arbor Realty Trust, Inc.

820

21,164

Corp.*

1,270

40,856

American Campus Communities,

DealerTrack Holdings, Inc.*

1,090

40,156

Inc.

740

20,935

United Online, Inc.†

2,420

39,906

Columbia Banking Systems, Inc.†

710

20,768

Parametric Technology Corp.*

1,820

39,330

Crystal River Capital, Inc.

810

19,667

Rofin-Sinar Technologies, Inc.*†

570

39,330

Old National Bancorp†

1,130

18,769

Blue Coat Systems, Inc.*

790

39,121

Virginia Commerce Bancorp, Inc.*

1,097

18,550

Technitrol, Inc.

1,330

38,131

Capital Trust, Inc. — Class A†

520

17,753

SYKES Enterprises, Inc.*

2,000

37,980

Seacoast Banking Corporation

Transaction Systems Architects,

of Florida†

810

17,618

Inc. — Class A*†

1,120

37,699

Ezcorp, Inc. — Class A*

1,280

16,947

Sonus Networks, Inc.*†

4,370

37,232

First Cash Financial Services, Inc.*

680

15,939

Sybase, Inc.*

1,550

37,029

Berkshire Hills Bancorp, Inc.†

470

14,810

Micrel, Inc.

2,890

36,761

Total Financials

4,761,824

C-COR, Inc.*

2,560

35,994

INFORMATION TECHNOLOGY 9.0%

Cabot Microelectronics Corp.*†

1,000

35,490

Flir Systems, Inc.*†

2,000

92,500

Quest Software, Inc.*

2,160

34,970

Arris Group, Inc.*

4,807

84,555

Sapient Corp.*

4,440

34,321

Polycom, Inc.*

2,420

81,312

SAVVIS, Inc.*

680

33,667

ValueClick, Inc.*

2,690

79,247

Zoran Corp.*

1,670

33,467

Nuance Communications, Inc.*†

4,480

74,950

Mastec, Inc.*

2,100

33,222

Foundry Networks, Inc.*†

4,330

72,138

Emulex Corp.*

1,510

32,978

Amkor Technology, Inc.*†

4,554

71,725

MAXIMUS, Inc.

760

32,969

Jack Henry & Associates, Inc.

2,650

68,237

Trident Microsystems, Inc.*†

1,790

32,846

Micros Systems, Inc.*†

1,220

66,368

Tessera Technologies, Inc.*

800

32,440

Anixter International, Inc.*†

860

64,681

Vignette Corp.*

1,680

32,189

Itron, Inc.*†

780

60,793

THQ, Inc.*†

1,050

32,046

eFunds Corp.*

1,640

57,876

Agilysys, Inc.

1,420

31,950

Digital River, Inc.*

1,260

57,015

MicroStrategy, Inc. — Class A*

330

31,182

Diodes, Inc.*†

ON Semiconductor Corp.*

5,210

55,851

ADTRAN, Inc.†

1,180

30,645

PMC - Sierra, Inc.*†

7,190

55,579

720

30,074

j2 Global Communications, Inc.*

1,580

55,142

OmniVision Technologies, Inc.*†

1,660

30,063

Palm, Inc.*†

3,350

53,633

SPSS, Inc.*

680

30,015

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

47

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Microsemi Corp.*†

1,230

$

29,458

CONSUMER DISCRETIONARY 8.1%

Harmonic, Inc.*†

3,320

29,448

Chipotle Mexican Grill, Inc.*

1,090

$

85,707

Kulicke & Soffa Industries, Inc.*

2,800

29,316

Jack in the Box, Inc.*

1,120

79,453

Coherent, Inc.*

940

28,679

Belo Corp. — Class A†

3,660

75,359

Hittite Microwave Corp.*

670

28,629

Men’s Wearhouse, Inc.†

1,440

73,541

MTS Systems Corp.

640

28,589

Aeropostale, Inc.*

1,760

73,357

Ansys, Inc.*

1,070

28,355

Priceline.com, Inc.*†

1,040

71,490

InfoSpace, Inc.†

1,200

27,852

Payless Shoesource, Inc.*

2,260

71,303

Sirenza Microdevices, Inc.*†

2,340

27,776

Rent-A-Center, Inc.*

2,440

64,001

Scansource, Inc.*†

860

27,511

American Greetings Corp. —

Bankrate, Inc.*

570

27,314

Class A

2,247

63,658

Ariba, Inc.*†

2,750

27,252

Warnaco Group, Inc.*†

1,540

60,584

Forrester Research, Inc.*

950

26,723

Regis Corp.

1,570

60,052

Chordiant Software, Inc.*

1,700

26,622

Bob Evans Farms, Inc.†

1,580

58,223

EPIQ Systems, Inc.*

1,640

26,502

Tupperware Brands Corp.

2,000

57,480

Triquint Semiconductor, Inc.*

5,210

26,363

Cooper Tire & Rubber Co.

2,080

57,450

Cirrus Logic, Inc.*

3,150

26,145

Jakks Pacific, Inc.*

2,020

56,843

Loral Space & Communications,

ArvinMeritor, Inc.†

2,520

55,944

Inc.*

530

26,118

Sonic Corp.*

2,420

53,530

Littelfuse, Inc.*†

770

26,003

Arbitron, Inc.

1,030

53,076

Ansoft Corp.*

880

25,951

American Axle & Manufacturing

Perficient, Inc.*†

1,250

25,875

Holdings, Inc.†

1,780

52,724

Stratasys, Inc.*

530

24,899

Tenneco, Inc.*

1,500

52,560

Methode Electronics, Inc. —

Tempur-Pedic International, Inc.†

1,960

50,764

Class A

1,520

23,788

Wolverine World Wide, Inc.†

1,790

49,601

Netgear, Inc.*†

650

23,562

Sotheby’s Holdings, Inc. —

Concur Technologies, Inc.*†

1,030

23,536

Class A†

1,070

49,241

Mattson Technology, Inc.*

2,410

23,377

CKE Restaurants, Inc.†

2,420

48,569

Cohu, Inc.

1,050

23,363

WMS Industries, Inc.*

1,650

47,619

Progress Software Corp.*

720

22,889

Gymboree Corp.*†

1,200

47,292

Smith Micro Software, Inc.*†

1,500

22,590

Deckers Outdoor Corp.*

460

46,414

Dycom Industries, Inc.*

750

22,485

Fossil, Inc.*

1,510

44,530

Brooks Automation, Inc.*

1,200

21,780

CSK Auto Corp.*

2,350

43,240

Cogent, Inc.*†

1,440

21,154

Westpoint Stevens, Inc.*

1,250

42,837

S1 Corp.*

2,630

21,014

Sally Beauty Holdings, Inc.*

4,680

42,120

Lawson Software, Inc.*†

2,100

20,769

PEP Boys-Manny Moe & Jack

2,060

41,530

KEMET Corp.*

2,880

20,304

IHOP Corp.

760

41,367

SYNTEL INC†

660

20,057

J Crew Group, Inc.*†

760

41,108

Integral Systems, Inc.

820

19,934

Marvel Entertainment, Inc.*†

1,590

40,513

AMIS Holdings, Inc.*

1,578

19,757

Vail Resorts, Inc.*†

650

39,565

Park Electrochemical Corp.

670

18,881

Stewart Enterprises, Inc. —

Blackboard, Inc.*

440

18,533

Class A†

5,030

39,184

Acacia Research - Acacia

Helen of Troy Ltd.*

1,450

39,150

Technologies*

1,110

17,938

DeVry, Inc.

1,070

36,401

Magma Design Automation, Inc.*

1,250

17,550

Gaylord Entertainment Co.*†

670

35,939

Insight Enterprises, Inc.*†

770

17,379

Interactive Data Corp.

1,320

35,350

Netlogic Microsystems, Inc.*

530

16,875

Media General, Inc.

1,050

34,934

Checkpoint Systems, Inc.*

650

16,413

Applebee’s International, Inc.

1,430

34,463

Secure Computing Corp.*†

2,120

16,091

Stage Stores, Inc.†

1,640

34,374

MPower Communications*

770

13,437

Pre-Paid Legal Services, Inc.*

520

33,441

FalconStor Software, Inc.*†

1,250

13,188

Valassis Communications, Inc.*†

1,930

33,177

OSI SYSTEMS INC*

480

13,128

Winnebago Industries, Inc.†

1,120

33,062

MIPS Technology, Inc.*

1,440

12,658

AFC Enterprises, Inc.*†

1,890

32,678

OYO Geospace Corp.*

150

11,129

Entercom Communications

Total Information Technology

4,247,056

Corp.†

1,310

32,606

48

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

RC2 Corp.*

800

$

32,008

Eddie Bauer Holdings, Inc. —

Sinclair Broadcast Group, Inc. —

SP ADR*

1,450

$

18,633

Class A†

2,250

31,995

Zumiez, Inc.*†

480

18,134

GSI Commerce, Inc.*†

1,390

31,567

TiVo, Inc.*

3,050

17,660

Buckle, Inc.

800

31,520

Maidenform Brands, Inc.*

840

16,682

Morgans Hotel Group Co.*†

1,290

31,450

Sealy Corp.†

970

16,024

Blyth, Inc.

1,170

31,099

Overstock.com, Inc.*

810

14,799

CBRL Group, Inc.†

730

31,010

MTR Gaming Group, Inc.*

770

11,858

Aftermarket Technology Corp.*

1,036

30,748

Total Consumer Discretionary

3,817,638

Iconix Brand Group, Inc.*†

1,380

30,664

Buffalo Wild Wings, Inc.*

INDUSTRIALS 7.4%

730

30,361

Columbia Sportswear Co.

440

30,219

Bucyrus International, Inc. —

Class A†

1,127

79,769

Keystone Automotive Industries,

Acuity Brands, Inc.

1,280

77,158

Inc.*†

730

30,200

Blue Nile, Inc.*†

500

30,200

Deluxe Corp.†

1,700

69,037

Premier Exhibitions, Inc.*†

1,900

Watson Wyatt & Co. Holdings

1,310

66,129

29,944

Ameristar Casinos, Inc.

860

29,876

Belden CDT, Inc.

1,180

65,313

Cato Corp. — Class A

1,320

28,961

United Stationers, Inc.*

980

65,307

Ceradyne, Inc.*

860

63,606

Guitar Center, Inc.*†

480

28,709

Strayer Education, Inc.

210

27,659

Wabtec Corp.†

1,710

62,466

Movado Group, Inc.

810

27,329

SkyWest, Inc.†

2,600

61,958

Waste Connections, Inc.*

2,010

60,782

DSW, Inc.*†

760

26,463

Clarcor, Inc.

1,620

Pacific Sunwear of California, Inc.*

1,200

26,400

60,637

Universal Electronics, Inc.*

710

25,787

Actuant Corp. — Class A†

920

58,015

Oakley, Inc.

GrafTech International Ltd.*

3,420

57,593

900

25,560

EMCOR Group, Inc.*

790

57,591

Jos. A. Bank Clothiers, Inc.*†

610

25,297

Entravision Communications

Granite Construction, Inc.

880

56,478

Tetra Tech, Inc.*

2,580

55,599

Corp. — Class A*

2,410

25,136

Genlyte Group, Inc.*

680

Lin TV Corp. — Class A*

1,330

25,017

53,407

Woodward Governor Co.†

Matthews International Corp. —

990

53,133

Walter Industries, Inc.

1,740

50,390

Class A

570

24,858

Monarch Casino & Resort, Inc.*

920

24,702

HUB Group, Inc. — Class A*†

1,410

49,576

Smith & Wesson Holding Corp.*†

1,460

24,455

IHS, Inc.*†

1,050

48,300

Teledyne Technologies, Inc.*

Callaway Golf Co.†

1,370

24,400

1,030

47,328

Kaydon Corp.†

890

46,387

Capella Education Co.*

530

24,396

Speedway Motorsports, Inc.

ABM Industries, Inc.

1,780

45,942

610

24,388

Pier 1 Imports, Inc.

2,830

24,027

Republic Airways Holdings, Inc.*

2,220

45,177

Heidrick & Struggles

Select Comfort Corp.*†

1,470

23,843

International, Inc.*†

Westwood One, Inc.†

3,310

23,799

880

45,091

Barnes Group, Inc.†

1,406

44,542

K-Swiss, Inc. — Class A†

840

23,797

Unifirst Corp.

Korn/Ferry International, Inc.*

1,680

44,117

540

23,787

Huron Consulting Group, Inc.*

580

42,346

Morningstar, Inc.*†

480

22,572

Applied Industrial Technologies,

Bally Technologies, Inc.*

850

22,457

Inc.

1,366

40,297

Drew Industries, Inc.*

670

22,204

AAR Corp.*

1,210

39,942

Ambassadors Group, Inc.

620

22,029

Atlas Air Worldwide

Gemstar-TV Guide International,

Inc.*

Holdings Co., Inc.*†

4,450

21,894

675

39,784

NCI Building Systems, Inc.*†

800

39,464

Volcom, Inc.*†

430

21,556

RBC Bearings, Inc.*

940

38,775

Asbury Automotive Group, Inc.

860

21,457

Teletech Holdings, Inc.*†

1,180

38,326

Monaco Coach Corp.

1,480

21,238

Big 5 Sporting Goods Corp.

800

20,400

Genesee & Wyoming, Inc. —

Class A*†

1,280

38,195

Talbots, Inc.†

810

20,274

Columbus McKinnon Corp. —

Fred’s, Inc.†

1,400

18,732

Class A*

1,170

37,674

Baldor Electric Co.

760

37,453

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

49

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

NACCO Industries, Inc. —

Mobile Mini, Inc.*†

660

$

19,272

Class A†

240

$

37,318

Rollins, Inc.

830

18,899

Geo Group, Inc.*

1,280

37,248

TransDigm Group, Inc.*

400

16,184

United Industrial Corp.†

620

37,188

Encore Wire Corp.

400

11,776

Albany International Corp. —

Class A†

880

35,587

Total Industrials

3,476,641

Curtiss-Wright Corp.

760

35,424

HEALTH CARE 6.2%

Infrasource Services, Inc.*

950

35,245

Inverness Medical Innovations,

Genco Shipping & Trading Ltd.†

850

35,071

Inc.*†

1,390

70,918

Steris Corp.

Bowne & Co., Inc.

1,780

34,728

2,300

70,380

Sunrise Senior Living, Inc.*†

1,680

67,183

Hexcel Corp.*†

1,640

34,555

Consolidated Graphics, Inc.*

Magellan Health Services, Inc.*

490

33,947

1,410

65,523

Immucor, Inc.*†

Cascade Corp.†

430

33,729

2,260

63,212

Arkansas Best Corp.†

830

MGI Pharma, Inc.*†

2,550

57,043

32,345

Ameron International Corp.

357

32,198

Varian, Inc.*

1,020

55,926

Hologic, Inc.*†

1,010

55,863

Horizon Lines, Inc. — Class A

980

32,105

Perrigo Co.†

2,690

52,670

Viad Corp.†

760

32,049

Dionex Corp.*†

730

51,823

A.O. Smith Corp.

789

31,473

Heartland Express, Inc.†

Analogic Corp.

690

50,722

1,930

31,459

BioMarin Pharmaceuticals, Inc.*†

2,790

50,052

EnPro Industries, Inc.*

710

30,381

Myriad Genetics, Inc.*†

1,340

49,835

Layne Christensen Co.*†

730

29,893

Old Dominion Freight Line, Inc.*†

990

29,848

United Therapeutics Corp.*†

780

49,733

Apria Healthcare Group, Inc.*

1,690

48,621

EDO Corp.†

900

29,583

Haemonetics Corp.*

880

46,297

Interface, Inc. — Class A

1,550

29,233

Illumina, Inc.*†

1,130

45,867

Moog, Inc. — Class A*

650

28,672

inVentiv Health, Inc.*

1,220

44,664

M&F Worldwide Corp.*†

430

28,629

Kindred Healthcare, Inc.*

FTI Consulting, Inc.*

750

28,523

1,410

43,315

American Medical Systems

Ennis Inc.

1,200

28,224

Resources Connection, Inc.*

850

28,203

Holdings, Inc.*†

2,400

43,296

Apogee Enterprises, Inc.

990

27,542

Par Pharmaceutical Cos., Inc.*

1,510

42,627

Valeant Pharmaceuticals

Watsco, Inc.

500

27,200

Kaman Corp. — Class A

International

2,460

41,057

870

27,135

Martek Biosciences Corp.*†

1,580

41,033

COMSYS IT Partners, Inc.*†

1,180

26,916

OSI Pharmaceuticals, Inc.*†

II-VI, Inc.*

990

26,898

1,130

40,917

KV Pharmaceutical Co.*

1,490

40,588

Briggs & Stratton Corp.†

850

26,826

Parexel International Corp.*

950

39,957

Universal Forest Products, Inc.†

630

26,624

Pike Electric Corp.*†

1,170

26,185

CV Therapeutics, Inc.*†

2,910

38,441

Dynamic Materials Corp.

Alkermes, Inc.*

2,570

37,522

690

25,875

Savient Pharmaceuticals, Inc.*†

2,990

37,136

American Reprographics Co.*†

830

25,556

Williams Scotsman

Applera Corp. - Celera Group*†

2,980

36,952

International, Inc.*†

1,050

25,001

Kyphon, Inc.*†

760

36,594

Titan International, Inc.

770

24,340

Alpharma, Inc. — Class A†

1,400

36,414

Ventana Medical Systems, Inc.*†

470

36,317

Amerco, Inc.*†

320

24,160

Pinnacle Airlines Corp.*†

Cubist Pharmaceuticals, Inc.*†

1,820

35,872

1,250

23,438

Integra LifeSciences

Mine Safety Appliances Co.†

530

23,193

Holdings Corp.*†

720

CBIZ, Inc.*†

3,080

22,638

35,582

Sciele Pharma, Inc.*†

1,500

35,340

Astec Industries, Inc.*

526

22,208

LifeCell Corp.*†

1,150

35,121

Saia, Inc.*

800

21,808

Valmont Industries, Inc.

290

21,100

Kendle International, Inc.*

940

34,564

EnerSys*

ArthroCare Corp.*†

785

34,469

1,120

20,496

Cenveo, Inc.*

860

19,943

Thoratec Corp.*†

1,850

34,021

Goodman Global, Inc.*†

890

19,776

LCA-Vision, Inc.

710

33,555

Tennant Co.

540

19,710

PharmaNet Development

Group, Inc.*†

1,050

33,474

50

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Medarex, Inc.*†

2,210

$

31,581

Penn Virginia Corp.†

1,150

$

46,230

Conmed Corp.*†

1,070

31,330

Parker Drilling Co.*

4,330

45,638

Affymetrix, Inc.*†

1,220

30,366

Hornbeck Offshore Services, Inc.*

1,160

44,962

Allscripts Healthcare Solutions,

Input/Output, Inc.*†

2,870

44,801

Inc.*†

1,190

30,321

GulfMark Offshore, Inc.*†

859

43,998

Chemed Corp.

450

29,830

Dril-Quip, Inc.*

920

41,354

Medicis Pharmaceutical Corp. —

Lufkin Industries, Inc.

590

38,084

Class A†

970

29,624

Arena Resources, Inc.*†

620

36,028

Eclipsys Corp.*

1,490

29,502

Universal Compression Holdings,

Quidel Corp.*

1,660

29,150

Inc.*

480

34,786

Gentiva Health Services, Inc.*

1,450

29,087

Parallel Petroleum Corp.*

1,580

34,602

Healthspring, Inc.*

1,500

28,590

ATP Oil & Gas Corp.*†

680

33,075

Cepheid, Inc.*†

1,950

28,470

Carrizo Oil & Gas, Inc.*†

790

32,761

Amedisys, Inc.*

757

27,502

Atwood Oceanics, Inc.*†

460

31,565

Alexion Pharmaceuticals, Inc.*†

610

27,487

Matrix Service Co.*

1,250

31,063

Sun Healthcare Group, Inc.*

1,870

27,096

Alon USA Energy, Inc.†

690

30,367

Omnicell, Inc.*

1,280

26,598

Ship Finance International Ltd.†

1,010

29,977

The Trizetto Group, Inc.*†

1,370

26,523

Delek US Holdings, Inc.†

1,010

26,917

Greatbatch, Inc.*†

800

25,920

Trico Marine Services, Inc.*†

630

25,754

AmSurg Corp.*

1,070

25,830

Petroleum Development Corp.*

540

25,639

Salix Pharmaceuticals Ltd.*†

2,060

25,338

Dawson Geophysical Co.*†

400

24,584

SurModics, Inc.*†

500

25,000

Harvest Natural Resources, Inc.*†

2,060

24,535

Align Technology, Inc.*†

1,030

24,885

Encore Acquisition Co.*†

860

23,908

Res-Care, Inc.*

1,170

24,734

Atlas America, Inc.

405

21,761

HealthExtras, Inc.*

800

23,664

Rosetta Resources, Inc.*

940

20,248

Owens & Minor, Inc.

670

23,410

GMX Resources, Inc.*†

560

19,376

Option Care, Inc.

1,490

22,946

Bill Barrett Corp.*†

500

18,415

Adams Respiratory Therapeutics,

Total Energy

1,310,952

Inc.*†

570

22,452

ICU Medical, Inc.*

520

22,329

MATERIALS 2.3%

Quanex Corp.

1,410

68,667

LHC Group, Inc.*†

840

22,008

OM Group, Inc.*

1,280

67,738

Meridian Bioscience, Inc.

1,000

21,660

CF Industries Holdings, Inc.

1,080

64,681

Human Genome Sciences, Inc.*

2,400

21,408

Indevus Pharmaceuticals, Inc.*

Greif, Inc. — Class A

1,050

62,590

3,160

21,267

Buckeye Technologies, Inc.*

3,310

51,206

Vital Signs, Inc.

380

21,109

H.B. Fuller Co.†

1,660

49,617

Onyx Pharmaceuticals, Inc.*†

780

20,982

Bio-Reference Labs, Inc.*

760

20,786

Worthington Industries, Inc.†

2,220

48,063

Symmetry Medical, Inc.*†

1,270

20,333

Metal Management, Inc.

1,010

44,511

Silgan Holdings, Inc.

Phase Forward, Inc.*

800

44,224

1,140

19,186

AptarGroup, Inc.

Incyte Corp.*†

3,170

19,020

1,230

43,739

Exelixis, Inc.*†

1,520

18,392

Rockwood Holdings, Inc.*

1,190

43,494

Terra Industries, Inc.*

1,610

40,926

Viropharma, Inc.*

1,300

17,940

Abaxis, Inc.*

845

17,627

Century Aluminum Co.*

730

39,880

Sensient Technologies Corp.

1,570

39,862

Pharmion Corp.*

520

15,054

Total Health Care

Ryerson, Inc.†

1,050

39,533

2,906,833

Ferro Corp.

1,480

36,896

ENERGY 2.8%

Kaiser Aluminum Corp.*

480

34,982

PetroHawk Energy Corp.*†

5,340

84,692

Spartech Corp.

1,200

31,860

Mariner Energy, Inc.*

3,320

80,510

Texas Industries, Inc.†

400

31,364

Alpha Natural Resources, Inc.*†

2,970

61,746

Haynes International, Inc.*

360

30,395

W-H Energy Services, Inc.*

910

56,338

RTI International Metals, Inc.*†

400

30,148

NATCO Group, Inc.*

1,150

52,946

Neenah Paper, Inc.

730

30,120

USEC, Inc.*†

2,230

49,015

Koppers Holdings, Inc.

850

28,628

Hanover Compressor Co.*†

2,020

48,177

A. Schulman, Inc.

1,020

24,817

Berry Petroleum Co. — Class A

1,250

47,100

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

51

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Schweitzer-Mauduit International,

TELECOMMUNICATION SERVICES 0.7%

Inc.

770

$

23,870

Dobson Communications Corp. —

Hecla Mining Co.*

2,190

18,703

Class A*

4,600

$

51,106

Total Materials

1,070,514

Time Warner Telecom, Inc. —

CONSUMER STAPLES 1.6%

Class A*

2,420

48,642

Flowers Foods, Inc.

1,780

59,381

Cogent Communications Group,

Universal Corp.†

960

58,483

Inc.*

1,330

39,727

Central European Distribution

Golden Telecom, Inc.†

710

39,057

Corp.*†

1,470

50,891

Cbeyond, Inc.*†

870

33,504

Seaboard Corp.†

19

44,555

Iowa Telecommunications

Chattem, Inc.*†

620

39,296

Services, Inc.†

1,410

32,049

Chiquita Brands International,

Rural Cellular Corp. — Class A*

570

24,972

Inc.*†

2,060

39,058

Cincinnati Bell, Inc.*†

4,190

24,218

Spartan Stores, Inc.

1,130

37,188

NTELOS Holdings Corp.

800

22,112

Performance Food Group Co.*

1,130

36,714

Premiere Global Services, Inc.*

1,380

17,968

Hain Celestial Group, Inc.*

1,300

35,282

Total Telecommunication Services

333,355

Alliance One International, Inc.*

3,450

34,672

Total Common Stocks

Longs Drug Stores Corp.†

660

34,663

(Cost $20,553,446)

23,306,418

Nash Finch Co.†

640

31,680

Andersons, Inc.†

680

30,824

AMOUNT

FACE

Elizabeth Arden, Inc.*

1,230

29,840

Sanderson Farms, Inc.†

620

27,912

REPURCHASE AGREEMENTS 59.1%

Darling International, Inc.*†

2,890

26,415

Repurchase Agreement (Note 5)

issued 06/29/07 at 4.50%

Pilgrim’s Pride Corp.

670

25,574

Mizuho Financial Group, Inc.

Ralcorp Holdings, Inc.*

440

23,518

Ruddick Corp.

750

22,590

due 07/02/07

$7,572,936

7,572,936

Green Mountain Coffee

Credit Suisse Group

Roasters, Inc.*

3,351,968

280

22,047

issued 06/29/07 at 4.45%

WD-40 Co.

610

UBS Financial Services, Inc.

20,051

due 07/02/07††

3,351,968

Prestige Brands Holdings, Inc. —

Class A*

1,470

19,081

issued 06/29/07 at 4.29%

Boston Beer Co., Inc. — Class A*

440

17,314

due 07/02/07

7,572,936

7,572,936

Playtex Products, Inc.*

930

13,773

Morgan Stanley

Total Consumer Staples

780,802

issued 06/29/07 at 4.25%

due 07/02/07

7,508,210

7,508,210

UTILITIES 1.3%

Nicor, Inc.†

1,670

71,689

Lehman Brothers Holdings, Inc.

Westar Energy, Inc.†

2,790

67,741

issued 06/29/07 at 4.15%

due 07/02/07

1,872,255

1,872,255

Black Hills Corp.†

1,260

50,085

Cleco Corp.

1,960

48,020

Total Repurchase Agreements

PNM Resources, Inc.†

1,710

47,521

(Cost $27,878,305)

27,878,305

New Jersey Resources Corp.

890

45,408

SECURITIES LENDING COLLATERAL 10.6%

Avista Corp.

2,030

43,746

Investment in Securities Lending Short Term

Allete, Inc.

858

40,369

Investment Portfolio Held by

Northwest Natural Gas Co.

850

39,262

Unisource Energy Corp.

U.S. Bank (Note 8)

4,991,791

4,991,791

1,160

38,152

Otter Tail Power Co.†

Total Securities Lending Collateral

1,100

35,277

Piedmont Natural Gas Co.†

1,340

33,031

(Cost $4,991,791)

4,991,791

El Paso Electric Co.*

900

(Cost $53,423,542)

22,104

Total Investments 119.2%

South Jersey Industries, Inc.†

520

18,398

$ 56,176,514

Total Utilities

600,803

Liabilities in Excess of

Other Assets – (19.2)%

$

(9,031,423)

Net Assets – 100.0%

$ 47,145,091

52

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

RUSSELL 2000® 1.5x STRATEGY FUND

UNREALIZED

CONTRACTS

(NOTE 1)

LOSS

FUTURES CONTRACTS PURCHASED

September 2007 Russell 2000®

Index Mini Futures Contracts

(Aggregate Market Value

of Contracts $12,058,560)

144

$

(58,855)

UNITS

EQUITY INDEX SWAP AGREEMENTS

September 2007 Russell 2000® Index

Swap, Terminating 09/28/07**

(Notional Market Value

$8,256,009)

9,903

$

(53,839)

August 2007 Russell 2000® Index

Swap, Terminating 08/21/07**

(Notional Market Value

$27,046,945)

32,442

(302,842)

(Total Notional Market

Value $35,302,954)

$

(356,681)

**

Price Return based on Russell 2000® Index +/- financing at a variable rate.

*

Non-Income Producing Security.

††

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

ADR — American Depository Receipt.

All or a portion of this security is pledged as equity index swap collateral at June 30, 2007.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

53

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

INVERSE RUSSELL 2000® STRATEGY FUND

MARKET

UNREALIZED

AMOUNT

(NOTE 1)

CONTRACTS

(NOTE 1)

FACE

VALUE

GAIN

FEDERAL AGENCY DISCOUNT NOTES 21.3%

FUTURES CONTRACTS SOLD SHORT

Farmer Mac*

September 2007 Russell 2000® Index

5.11% due 07/02/07

$1,000,000

$1,000,000

Mini Futures Contracts

Federal Farm Credit Bank*

(Aggregate Market Value

5.11% due 07/03/07

1,000,000

999,858

of Contracts $5,694,320)

68

$

86,047

Total Federal Agency Discount Notes

(Cost $1,999,858)

1,999,858

UNITS

REPURCHASE AGREEMENTS 73.3%

EQUITY INDEX SWAP AGREEMENTS

SOLD SHORT

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

August 2007 Russell 2000® Index

issued 06/29/07 at 4.50%

Swap, Terminating 08/21/07**

due 07/02/07

2,020,503

2,020,503

(Notional Market Value

$3,011,876)

Credit Suisse Group

3,613

$

35,597

issued 06/29/07 at 4.45%

September 2007 Russell 2000® Index

Swap, Terminating 09/28/07**

due 07/02/07†

324,756

324,756

UBS Financial Services, Inc.

(Notional Market Value

issued 06/29/07 at 4.29%

$728,922)

874

4,745

due 07/02/07

2,020,503

2,020,503

(Total Notional Market

Morgan Stanley

Value $3,740,798)

$

40,342

issued 06/29/07 at 4.25%

due 07/02/07

2,003,234

2,003,234

Lehman Brothers Holdings, Inc.

issued 06/29/07 at 4.15%

due 07/02/07

499,529

499,529

Total Repurchase Agreements

(Cost $6,868,525)

6,868,525

Total Investments 94.6%

(Cost $8,868,383)

$ 8,868,383

Other Assets in Excess

of Liabilities – 5.4%

$

508,360

Net Assets – 100.0%

$ 9,376,743

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

**

Price Return based on Russell 2000® Index +/- financing at a variable rate.

U.S. Government.

†

All or a portion of this security is pledged as equity index swap collateral at June 30, 2007.

54

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FACE

VALUE

MARKET

AMOUNT

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 33.2%

Fannie Mae*

5.04% due 07/02/07

$ 2,000,000

$

2,000,000

Farmer Mac*

5.12% due 07/23/07

2,000,000

1,994,027

Federal Farm Credit Bank*

5.10% due 07/02/07

5,000,000

5,000,000

Federal Home Loan Bank*

5.03% due 07/06/07

2,000,000

1,998,882

Freddie Mac*

4.85% due 07/05/07

2,000,000

1,999,192

Total Federal Agency Discount Notes

(Cost $12,992,101)

12,992,101

U.S. TREASURY OBLIGATIONS 35.6%

U.S. Treasury Bond

4.75% due 02/15/37

14,750,000

13,899,570

Total U.S. Treasury Obligations

(Cost $13,639,949)

13,899,570

REPURCHASE AGREEMENTS 35.0%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 06/29/07 at 4.50%

due 07/02/07

4,219,505

4,219,505

UBS Financial Services, Inc.

issued 06/29/07 at 4.29%

due 07/02/07

4,219,505

4,219,505

Morgan Stanley

issued 06/29/07 at 4.25%

due 07/02/07

4,183,441

4,183,441

Lehman Brothers Holdings, Inc.

issued 06/29/07 at 4.15%

due 07/02/07

1,043,188

1,043,188

Total Repurchase Agreements

(Cost $13,665,639)

13,665,639

Total Investments 103.8%

(Cost $40,297,689)

$ 40,557,310

Liabilities in Excess of

Other Assets – (3.8)%

$

(1,487,509)

Net Assets – 100.0%

$ 39,069,801

GAIN

UNREALIZED

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS PURCHASED

September 2007 U.S. Treasury

Bond Futures Contracts

(Aggregate Market Value

of Contracts $53,305,313)

495

$

473,258

U.S. Government.

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

55

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

MARKET

MARKET

AMOUNT

(NOTE 1)

AMOUNT

(NOTE 1)

FACE

VALUE

FACE

VALUE

FEDERAL AGENCY DISCOUNT NOTES 52.5%

Total Long Securities 134.9%

Farmer Mac*

(Cost $38,538,221)

$ 38,536,229

U.S. TREASURY OBLIGATIONS

5.11% due 07/02/07

$

5,000,000

$

5,000,000

Federal Farm Credit Bank*

5.11% due 07/03/07

5,000,000

4,999,290

SOLD SHORT (36.8)%

Federal Home Loan Bank*

U.S. Treasury Bond

5.16% due 07/05/07

5,000,000

4,997,852
4.75% due 02/15/37

$11,142,000

(10,499,594)

Total Federal Agency Discount Notes

Total U.S. Treasury Obligations

(Cost $14,997,142)

14,997,142

Sold Short

CONTRACTS

(Proceeds $10,859,796)

(10,499,594)

Total Short Sales (36.8%)

OPTIONS PURCHASED 0.0%

(Proceeds $10,859,796)

(10,499,594)

Call Options on:

Other Assets in Excess

September 2007 U.S. Treasury

of Liabilities – 1.9%

$

531,232

Bond Futures Contracts

Net Assets – 100.0%

Expiring August 2007 with

$  28,567,867

strike price of 117†

33

—

UNREALIZED

CONTRACTS

September 2007 U.S. Treasury

GAIN

Bond Futures Contracts

(NOTE 1)

Expiring August 2007 with

strike price of 119†

80

—

FUTURES CONTRACTS SOLD SHORT

September 2007 U.S. Treasury

Total Options Purchased

Bond Futures Contracts

(Cost $1,992)

—

(Aggregate Market Value

of Contracts $28,429,500)

264

$

143,953

AMOUNT

FACE

REPURCHASE AGREEMENTS 82.4%

Joint Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 06/29/07 at 4.50%

due 07/02/07††

$ 4,075,449

4,075,449

UBS Financial Services, Inc.

issued 06/29/07 at 4.29%

due 07/02/07††

4,075,449

4,075,449

Morgan Stanley

issued 06/29/07 at 4.25%

due 07/02/07††

4,040,617

4,040,617

Lehman Brothers Holdings, Inc.

issued 06/29/07 at 4.15%

due 07/02/07

1,007,572

1,007,572

Individual Repurchase Agreement

Lehman Brothers, Inc. at 4.10%

due 07/02/07 (Secured by a U.S.

Treasury Bond, at a rate of

4.75% and maturing 02/15/37

as collateral, with a Market

Value of $10,551,265)

and a Maturity value of

$10,343,533

10,340,000

10,340,000

Total Repurchase Agreements

(Cost $23,539,087)

23,539,087

U.S. Government.

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

††

All or a portion of this security is pledged as collateral at June 30, 2007.

†

Security is fair valued.

56

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

EUROPE 1.25x STRATEGY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

COMMON STOCKS 37.6%

CONSUMER STAPLES 2.0%

Diageo PLC — SP ADR

8,210

$

683,975

FINANCIALS 11.7%

Unilever NV — SP ADR†

21,632

671,025

HSBC Holdings PLC — SP ADR†

18,912

$

1,735,553

Cadbury Schweppes PLC —

UBS AG — SP ADR

17,280

1,036,973

SP ADR

5,880

319,284

Banco Santander Central

Hispano SA — SP ADR

46,755

859,357

Total Consumer Staples

1,674,284

Barclays PLC — SP ADR†

14,822

826,919

INFORMATION TECHNOLOGY 1.7%

Allianz AG — SP ADR†

34,963

813,589

Nokia OYJ — SP ADR

27,563

774,796

Banco Bilbao Vizcaya

Telefonaktiebolaget LM

Ericsson — SP ADR†

Argentaria SA — SP ADR†

10,051

400,934

32,930

802,834

ING Groep NV — SP ADR

SAP AG — SP ADR†

16,662

732,628

6,000

306,420

Deutsche Bank AG — SP ADR†

4,970

719,358

Total Information Technology

1,482,150

Lloyds TSB Group PLC —

CONSUMER DISCRETIONARY 1.7%

SP ADR†

16,062

718,293

DaimlerChrysler AG — SP ADR†

7,460

685,947

AXA — SP ADR†

14,782

636,217

Koninklijke Philips Electronics NV

7,680

325,017

ABN AMRO Holding NV —

Luxottica Group — SP ADR

7,840

302,938

SP ADR

12,902

592,460

WPP Group PLC — SP ADR

2,100

156,975

Credit Suisse Group — SP ADR

7,340

520,846

Total Consumer Discretionary

1,470,877

Total Financials

9,995,027

UTILITIES 1.7%

ENERGY 5.8%

E.ON AG — SP ADR†

17,370

966,467

BP PLC — SP ADR

22,782

1,643,493

Suez SA — SP ADR†

8,740

500,977

Total SA — SP ADR†

19,222

1,556,598

Total Utilities

1,467,444

Royal Dutch Shell PLC —

INDUSTRIALS 1.1%

SP ADR

12,612

1,024,094

ENI-Ente Nazionale

Siemens AG — SP ADR

5,640

806,858

Ryanair Holdings PLC —

Idrocarburi — SP ADR

10,231

740,213

SP ADR*†

3,340

126,085

Total Energy

4,964,398

Total Industrials

932,943

TELECOMMUNICATION SERVICES 4.9%

Total Common Stocks

Vodafone Group PLC —

SP ADR†

39,674

1,334,237

(Cost $24,772,909)

32,084,971

Telefonica SA — SP ADR

13,922

929,433

FACE

AMOUNT

BT Group PLC — SP ADR

10,751

715,802

Deutsche Telekom AG —

REPURCHASE AGREEMENTS 60.3%

SP ADR†

29,623

545,359

Repurchase Agreement (Note 5)

France Telecom SA — SP ADR

11,831

325,116

Mizuho Financial Group, Inc.

Telecom Italia — SP ADR

10,251

281,492

issued 06/29/07 at 4.50%

Total Telecommunication Services

4,131,439

due 07/02/07

$12,974,902

12,974,902

HEALTH CARE 4.5%

Credit Suisse Group

Novartis AG — SP ADR

22,062

1,237,016

issued 06/29/07 at 4.45%

GlaxoSmithKline PLC —

due 07/02/07††

2,818,153

2,818,153

SP ADR

22,452

1,175,811

UBS Financial Services, Inc.

AstraZeneca PLC — SP ADR

due 07/02/07

13,632

729,039

issued 06/29/07 at 4.29%

Morgan Stanley

Sanofi-Aventis — SP ADR†

6,800

273,836

12,974,902

12,974,902

Alcon, Inc. — SP ADR

1,650

222,602

Teva Pharmaceutical

issued 06/29/07 at 4.25%

Industries Ltd. — SP ADR†

4,070

167,888

due 07/02/07

12,864,005

12,864,005

Lehman Brothers Holdings, Inc.

Total Health Care

3,806,192

MATERIALS 2.5%

issued 06/29/07 at 4.15%

due 07/02/07††

9,826,332

9,826,332

Anglo American PLC — SP ADR

20,812

610,624

Total Repurchase Agreements

BASF AG — SP ADR

4,510

589,502

(Cost $51,458,294)

Rio Tinto PLC — SP ADR†

1,690

517,343

51,458,294

BHP Billiton Ltd. — SP ADR†

7,410

442,748

Total Materials

2,160,217

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

57

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

EUROPE 1.25x STRATEGY FUND

FACE

VALUE

GAIN

MARKET

UNREALIZED

AMOUNT

(NOTE 1)

UNITS

(NOTE 1)

SECURITIES LENDING COLLATERAL 10.9%

EQUITY INDEX SWAP AGREEMENTS

Investment in Securities Lending Short Term

September 2007 Dow Jones

Investment Portfolio Held by

STOXX 50 Index Swap,

U.S. Bank (Note 8)

$9,280,296

$

9,280,296

Terminating 09/14/07**

Total Securities Lending Collateral

(Notional Market Value

(Cost $9,280,296)

9,280,296

$45,318,328)

8,545

$

1,197,161

Total Investments 108.8%

September 2007 Dow Jones

Terminating 09/28/07**

(Cost $85,511,499)

$ 92,823,561

STOXX 50 Index Swap,

Liabilities in Excess of

(Notional Market Value

Other Assets – (8.8)%

$  (7,531,338)

Net Assets – 100.0%

$ 85,292,223

$29,762,457)

5,607

137,183

(Total Notional Market

Value $75,080,785)

$

1,334,344

Country Diversification

IRELAND

3%

SWEDEN

ITALY

4%

4%

SPAIN

5%

SWITZERLAND

8%

BRITAIN

36%

FRANCE

9%

NETHERLANDS

10%

21%

GERMANY

The pie chart above reflects percentages of

the market value of Common Stocks.

**

Price Return based on Dow Jones STOXX 50 Index +/- financing at a variable rate.

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

ADR — American Depository Receipt.

††

All or a portion of this security is pledged as equity index swap collateral at June 30, 2007.

58

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

JAPAN 1.25x STRATEGY FUND

FACE

VALUE

MARKET

UNREALIZED

AMOUNT

(NOTE 1)

CONTRACTS

(NOTE 1)

GAIN (LOSS)

FEDERAL AGENCY DISCOUNT NOTES 29.1%

FUTURES CONTRACTS PURCHASED

Farmer Mac*

September 2007 Nikkei 225

5.11% due 07/02/07

$2,000,000

$

2,000,000

Index Futures Contracts

Federal Farm Credit Bank*

(Aggregate Market Value

5.11% due 07/03/07

2,000,000

1,999,716

of Contracts $724,600)

8

$

15,692

Federal Home Loan Bank*

September 2007 Japanese Yen

5.16% due 07/05/07

3,000,000

2,998,711

Futures Contracts

of Contracts $717,763)

Total Federal Agency Discount Notes

(Aggregate Market Value

(Cost $6,998,427)

6,998,427

7

(10,476)

(Total Aggregate Market

REPURCHASE AGREEMENTS 76.9%

Value of Contracts $1,442,363)

Repurchase Agreement (Note 5)

$

5,216

Mizuho Financial Group, Inc.

UNITS

issued 06/29/07 at 4.50%

due 07/02/07

4,177,433

EQUITY INDEX SWAP AGREEMENT

4,177,433

UBS Financial Services, Inc.

September 2007 Topix 100 Index

Swap, Terminating 09/14/07**

issued 06/29/07 at 4.29%

due 07/02/07

4,177,433

4,177,433

(Notional Market Value

Morgan Stanley

$29,364,927)

2,799,259

$

42,040

issued 06/29/07 at 4.25%

due 07/02/07

4,141,729

4,141,729

Lehman Brothers Holdings, Inc.

issued 06/29/07 at 4.15%

due 07/02/07†

6,006,395

6,006,395

Total Repurchase Agreements

(Cost $18,502,990)

18,502,990

Total Investments 106.0%

(Cost $25,501,417)

$ 25,501,417

Liabilities in Excess of

Other Assets – (6.0)%

$  (1,450,799)

Net Assets – 100.0%

$ 24,050,618

U.S. Government.

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

†

**

Price Return based on Topix 100 Index +/- financing at a variable rate.

All or a portion of this security is pledged as equity index swap collateral at June 30, 2007.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

59

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

DOW 2x STRATEGY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

COMMON STOCKS 73.9%

ENERGY 3.8%

Exxon Mobil Corp.

14,630

$

1,227,164

INDUSTRIALS 19.1%

Total Energy

Boeing Co.

1,227,164

14,630

$

1,406,821

TELECOMMUNICATION SERVICES 3.7%

3M Co.†

14,630

1,269,738

AT&T, Inc.

14,630

607,145

Caterpillar, Inc.

14,630

1,145,529

United Technologies Corp.

14,632

1,037,848

Verizon Communications, Inc.†

14,626

602,152

Honeywell International, Inc.†

14,630

823,376

Total Telecommunication Services

1,209,297

General Electric Co.

14,630

560,036

Total Common Stocks

Total Industrials

6,243,348

(Cost $19,782,781)

24,132,145

CONSUMER STAPLES 10.4%

FACE

Altria Group, Inc.

14,630

1,026,148

AMOUNT

Procter & Gamble Co.

14,628

895,088

Coca-Cola Co.

14,630

765,295

REPURCHASE AGREEMENTS 22.2%

Wal-Mart Stores, Inc.

14,630

703,849

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

Total Consumer Staples

3,390,380

issued 06/29/07 at 4.50%

FINANCIALS 10.3%

due 07/02/07

$1,956,572

1,956,572

American International Group,

UBS Financial Services, Inc.

Inc.

14,630

1,024,539

issued 06/29/07 at 4.29%

American Express Co.

14,630

895,063

due 07/02/07

1,956,572

1,956,572

Citigroup, Inc.

14,633

750,527

Morgan Stanley

J.P. Morgan Chase & Co.

14,629

708,775

issued 06/29/07 at 4.25%

Total Financials

3,378,904

due 07/02/07

1,939,849

1,939,849

INFORMATION TECHNOLOGY 9.1%

Lehman Brothers Holdings, Inc.

issued 06/29/07 at 4.15%

International Business Machines

Corp.†

due 07/02/07††

1,402,885

1,402,885

Total Repurchase Agreements

14,630

1,539,807

Hewlett-Packard Co.

14,630

652,791

Microsoft Corp.

14,630

431,146

(Cost $7,255,878)

7,255,878

Intel Corp.

14,630

347,609

Total Information Technology

2,971,353

SECURITIES LENDING COLLATERAL 11.2%

Investment in Securities Lending Short Term

CONSUMER DISCRETIONARY 7.3%

Investment Portfolio Held by

McDonald’s Corp.

14,630

742,619

U.S. Bank (Note 8)

3,658,714

3,658,714

Home Depot, Inc.

14,630

575,691

Total Securities Lending Collateral

General Motors Corp.†

14,630

553,014

(Cost $3,658,714)

3,658,714

The Walt Disney Co.†

14,630

499,468

Total Consumer Discretionary

2,370,792

Total Investments 107.3%

(Cost $30,697,373)

$ 35,046,737

HEALTH CARE 6.1%

Liabilities in Excess of

Johnson & Johnson, Inc.

14,630

901,501

Other Assets – (7.3)%

$

(2,384,488)

Merck & Co., Inc.

14,630

728,574

Net Assets – 100.0%

$ 32,662,249

Pfizer, Inc.

14,630

374,089

Total Health Care

2,004,164

MATERIALS 4.1%

E.I. du Pont de Nemours

and Co.†

14,630

743,789

Alcoa, Inc.

14,630

592,954

Total Materials

1,336,743

60

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

DOW 2x STRATEGY FUND

LOSS

UNREALIZED

CONTRACTS

(NOTE 1)

FUTURES CONTRACTS PURCHASED

September 2007 Dow Jones

Industrial Average Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $32,130,000)

476

$

(202,008)

UNITS

EQUITY INDEX SWAP AGREEMENT

September 2007 Dow Jones

Industrial Average Index Swap,

Terminating 09/14/07*

(Notional Market Value

$9,090,999)

678

$

(79,308)

*

†

Price Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.

††

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

All or a portion of this security is pledged as equity index swap collateral at June 30, 2007.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

61

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

INVERSE DOW 2x STRATEGY FUND

FACE

VALUE

MARKET

AMOUNT

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 25.6%

Farmer Mac*

5.11% due 07/02/07

$2,000,000

$

2,000,000

Federal Farm Credit Bank*

5.11% due 07/03/07

2,000,000

1,999,716

Total Federal Agency Discount Notes

(Cost $3,999,716)

3,999,716

REPURCHASE AGREEMENTS 71.4%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 06/29/07 at 4.50%

due 07/02/07

2,651,779

2,651,779

UBS Financial Services, Inc.

issued 06/29/07 at 4.29%

due 07/02/07

2,651,779

2,651,779

Morgan Stanley

issued 06/29/07 at 4.25%

due 07/02/07

2,629,115

2,629,115

Lehman Brothers Holdings, Inc.

issued 06/29/07 at 4.15%

due 07/02/07†

3,225,516

3,225,516

Total Repurchase Agreements

(Cost $11,158,189)

11,158,189

Total Investments 97.0%

(Cost $15,157,905)

$ 15,157,905

Other Assets in Excess

of Liabilities – 3.0%

$

466,310

Net Assets – 100.0%

$ 15,624,215

UNREALIZED

CONTRACTS

(NOTE 1)

GAIN (LOSS)

FUTURES CONTRACTS SOLD SHORT

September 2007 Dow Jones

Industrial Average Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $5,400,000)

80

$

(3,662)

UNITS

EQUITY INDEX SWAP AGREEMENT

SOLD SHORT

September 2007 Dow Jones

Industrial Average Index Swap,

Terminating 09/14/07**

(Notional Market Value

$25,525,219)

1,904

$

226,058

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

**

Price Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.

U.S. Government.

†

All or a portion of this security is pledged as equity index swap collateral at June 30, 2007.

62

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

SMALL-CAP VALUE FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

Angelica Corp.

4,140

$

87,271

Wabash National Corp.

5,670

82,952

CONSUMER DISCRETIONARY 22.5%

Universal Forest Products, Inc.†

1,840

77,758

Libbey, Inc.†

18,789

$

405,278

SkyWest, Inc.†

3,157

75,231

La-Z-Boy, Inc.†

17,971

205,948

Apogee Enterprises, Inc.

2,630

73,167

PEP Boys-Manny Moe & Jack†

9,337

188,234

Frontier Airlines Holdings, Inc.*†

12,417

69,535

Standard Motor Products, Inc.†

12,451

187,139

Applied Signal Technology, Inc.

4,435

69,230

Superior Industries International,

Barnes Group, Inc.†

2,090

66,211

Inc.†

8,537

185,765

Albany International Corp. —

Sonic Automotive, Inc.

5,451

157,916

Class A†

1,490

60,256

Fred’s, Inc.†

11,026

147,528

Tredegar Corp.

2,556

54,443

Monaco Coach Corp.

10,244

147,001

Mueller Industries, Inc.†

1,564

53,864

Coachmen Industries, Inc.

14,596

140,997

Bowne & Co., Inc.†

2,752

53,692

Bassett Furniture Industries, Inc.

10,057

137,278

Lennox International, Inc.

1,500

51,345

Jo-Ann Stores, Inc.*

4,809

136,720

URS Corp.*

1,020

49,521

Cost Plus, Inc.*†

14,772

125,267

Shaw Group, Inc.*†

1,050

48,604

Haverty Furniture Cos., Inc.†

10,352

120,808

Volt Information Sciences, Inc.*†

1,876

34,593

Ashworth, Inc.*

16,737

117,159

Total Industrials

Arctic Cat, Inc.

5,890

116,622

2,870,411

M/I Homes, Inc.†

4,120

109,592

FINANCIALS 16.0%

LandAmerica Financial Group,

Standard-Pacific Corp.†

5,953

104,356

Inc.†

3,314

Building Material Holding Corp.†

7,312

103,757

319,768

Stewart Information Services

Landry’s Restaurants, Inc.

3,210

97,135

Fleetwood Enterprises, Inc.*†

10,698

96,817

Corp.

4,991

198,791

K2, Inc.*

Flagstar Bancorp, Inc.†

12,231

147,383

5,974

90,745

Group 1 Automotive, Inc.

2,110

85,117

First Bancorp Puerto Rico†

11,375

125,011

National Retail Properties, Inc.†

4,006

O’Charleys, Inc.

4,188

84,430

87,571

Parkway Properties, Inc.†

Kellwood Co.

2,869

80,676

1,761

84,581

Lexington Realty Trust†

3,955

82,264

Audiovox Corp. — Class A*

5,235

67,898

Fremont General Corp.†

7,518

80,894

Radio One, Inc.*†

9,220

65,093

SWS Group, Inc.

3,685

79,670

National Presto Industries, Inc.

1,039

64,771

Dime Community Bancshares†

5,769

Jakks Pacific, Inc.*

2,250

63,315

76,093

Stein Mart, Inc.†

LaBranche & Co., Inc.*†

10,037

74,073

4,532

55,562

Marcus Corp.

2,319

Brookline Bancorp, Inc.

6,417

73,860

55,100

Champion Enterprises, Inc.*†

4,080

40,106

Senior Housing Properties Trust†

3,434

69,882

LTC Properties, Inc.

Skyline Corp.

1,320

39,613

3,053

69,456

Ethan Allen Interiors, Inc.†

900

Presidential Life Corp.

30,825

3,413

67,100

MAF Bancorp, Inc.†

1,206

Total Consumer Discretionary

3,854,568

65,438

First Commonwealth Financial

INDUSTRIALS 16.7%

Corp.†

5,981

65,312

Spherion Corp.*

23,927

224,675

Colonial Properties Trust†

1,741

63,459

C&D Technologies, Inc.*†

39,460

220,976

Susquehanna Bancshares, Inc.

2,615

58,497

Standard Register Co.

14,767

168,344

Community Bank System, Inc.

2,901

58,078

Briggs & Stratton Corp.†

5,171

163,197

Selective Insurance Group, Inc.†

2,030

54,566

Mesa Air Group, Inc.*†

20,984

138,704

First Financial Bancorp

3,520

52,765

Lydall, Inc.*

9,088

132,776

Provident Bankshares Corp.

1,570

51,465

Kaman Corp. — Class A

3,904

121,766

South Financial Group, Inc.†

2,256

51,076

United Stationers, Inc.*

1,601

106,691

Sterling Bancorp

3,068

49,180

A.O. Smith Corp.

2,598

103,634

Inland Real Estate Corp.†

2,812

47,748

CDI Corp.

3,207

103,265

Whitney Holding Corp.

1,533

46,143

Arkansas Best Corp.†

2,537

98,867

Entertainment Properties Trust†

858

46,143

Standex International Corp.†

3,438

97,777

Sovran Self Storage, Inc.†

917

44,163

ABM Industries, Inc.

3,587

92,580

Kite Realty Group Trust

2,250

42,795

Gibraltar Industries, Inc.†

4,040

89,486

TrustCo Bank Corp.†

4,012

39,639

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

63

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

SMALL-CAP VALUE FUND

MARKET

MARKET

SHARES

VALUE

VALUE

(NOTE 1)

SHARES

(NOTE 1)

Piper Jaffray Cos., Inc.*†

705

$

39,290

Adaptec, Inc.*

13,383

$

50,989

Bank Mutual Corp.†

3,029

34,924

Photronics, Inc.*†

2,928

43,569

Irwin Financial Corp.

2,310

34,581

CTS Corp.

2,580

32,663

SCPIE Holdings Inc.*

1,273

31,825

Total Information Technology

1,687,560

Safety Insurance Group, Inc.

750

31,050

Mid-America Apartment

UTILITIES 9.3%

Communities, Inc.†

590

30,963

Central Vermont Public Service

Central Pacific Financial Corp.†

935

Corp.†

7,421

279,623

30,864

Medical Properties Trust Inc.†

2,070

27,386

Atmos Energy Corp.

4,713

141,673

Laclede Group, Inc.

Total Financials

2,733,747

3,668

116,936

Cleco Corp.

4,745

116,252

MATERIALS 13.5%

CH Energy Group, Inc.†

2,316

104,151

Ryerson, Inc.†

8,331

313,662

Cascade Natural Gas Corp.

3,481

91,933

Chesapeake Corp.

15,068

189,405

Avista Corp.

4,190

90,294

A. Schulman, Inc.†

6,423

156,272

Unisource Energy Corp.

2,544

83,672

Quaker Chemical Corp.

6,609

155,972

Northwest Natural Gas Co.

1,766

81,572

Penford Corp.

5,640

153,916

UGI Corp.

2,810

76,657

Georgia Gulf Corp.†

8,377

151,707

New Jersey Resources Corp.†

1,471

75,050

Schweitzer-Mauduit

UIL Holding Corp.

2,265

74,972

International, Inc.

4,560

141,360

Southwest Gas Corp.

2,208

74,652

PolyOne Corp.*†

17,661

126,983

Allete, Inc.

1,393

65,541

Pope & Talbot, Inc.*†

31,710

125,889

Piedmont Natural Gas Co.†

2,484

61,231

Arch Chemicals, Inc.

2,812

98,814

South Jersey Industries, Inc.†

1,571

55,582

Rock-Tenn Co. — Class A

3,084

97,824

Total Utilities

1,589,791

Omnova Solutions, Inc.*

14,935

90,357

Tronox, Inc.

5,679

79,790

CONSUMER STAPLES 6.7%

Quanex Corp.

Nash Finch Co.†

8,795

435,352

1,581

76,995

Buckeye Technologies, Inc.*

4,175

64,587

Performance Food Group Co.*†

5,120

166,349

Longs Drug Stores Corp.†

2,764

145,165

Caraustar Industries, Inc.*

11,670

61,267

Wausau Paper Corp.

4,431

59,375

Spartan Stores, Inc.

3,250

106,958

Alliance One International, Inc.*

10,071

101,214

Neenah Paper, Inc.

1,439

59,373

Lance, Inc.

Material Sciences Corp.*

4,516

53,244

3,825

90,117

Casey’s General Stores, Inc.

A.M. Castle & Co.†

1,455

52,249

2,410

65,697

Spectrum Brands, Inc.*†

6,346

42,962

Total Materials

2,309,041

INFORMATION TECHNOLOGY 9.8%

Total Consumer Staples

1,153,814

HEALTH CARE 5.0%

MIVA, Inc.*†

43,430

282,295

Agilysys, Inc.

9,039

203,378

Owens & Minor, Inc.†

3,809

133,086

Anixter International, Inc.*†

Genesis HealthCare Corp.*

1,896

129,724

1,902

143,049

Bell Microproducts, Inc.*†

18,599

Theragenics Corp.*

29,373

121,266

122,485

Insight Enterprises, Inc.*†

5,060

114,204

RehabCare Group, Inc.*

7,419

105,647

Datascope Corp.

United Online, Inc.

2,745

105,079

6,876

113,385

Invacare Corp.†

3,927

71,982

Ciber, Inc.*

12,584

102,937

Methode Electronics, Inc. —

Alpharma, Inc. — Class A†

2,740

71,267

Res-Care, Inc.*

Class A

6,337

99,174

2,870

60,672

Gentiva Health Services, Inc.*

2,627

52,698

Startek, Inc.

8,964

96,722

Inter-Tel, Inc.

Total Common Stocks

3,696

88,445

Total Health Care

852,640

Brightpoint, Inc.*

6,257

86,284

Park Electrochemical Corp.†

2,050

57,769

(Cost $13,699,733)

17,051,572

Tollgrade Communications, Inc.*

4,875

51,431

64

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

SMALL-CAP VALUE FUND

FACE

VALUE

MARKET

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENT 0.1%

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

issued 06/29/07 at 4.15%

due 07/02/07

$

27,022

$

27,022

Total Repurchase Agreement

(Cost $27,022)

27,022

SECURITIES LENDING COLLATERAL 33.4%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

5,717,386

5,717,386

Total Securities Lending Collateral

(Cost $5,717,386)

5,717,386

Total Investments 133.0%

(Cost $19,444,141)

$ 22,795,980

Liabilities in Excess of

Other Assets – (33.0)%

$  (5,662,522)

Net Assets – 100.0%

$ 17,133,458

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

*

Non-Income Producing Security.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

65

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

MID-CAP VALUE FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.6%

Potlatch Corp.†

6,472

$

278,620

Mercury General Corp.†

4,639

255,655

UTILITIES 20.6%

Ohio Casualty Corp.

5,486

237,599

Energy East Corp.†

21,454

$

559,735

Fidelity National Financial, Inc. —

Black Hills Corp.†

12,023

477,914

Class A

9,600

227,520

Pepco Holdings, Inc.

16,194

456,671

Horace Mann Educators Corp.†

10,697

227,204

Puget Energy, Inc.

18,128

438,335

American Financial Group, Inc.

6,502

222,043

Oneok, Inc.

8,006

403,582

Equity One, Inc.

8,589

219,449

Northeast Utilities†

13,777

390,716

First Niagara Financial Group, Inc.

16,345

214,119

WGL Holdings, Inc.

11,884

387,894

Washington Federal, Inc.†

8,741

212,494

SCANA Corp.

9,383

359,275

Hospitality Properties Trust†

4,776

198,156

Great Plains Energy, Inc.†

11,696

340,588

FirstMerit Corp.†

9,225

193,079

Vectren Corp.†

12,003

323,241

Protective Life Corp.

4,021

192,244

AGL Resources, Inc.

7,779

314,894

Rayonier, Inc.†

3,979

179,612

Hawaiian Electric Industries, Inc.

12,689

300,602

Associated Banc-Corp.

5,060

165,462

OGE Energy Corp.

7,662

280,812

Liberty Property Trust†

3,766

165,440

Westar Energy, Inc.

11,380

276,306

Mack-Cali Realty Corp.

3,637

158,173

National Fuel Gas Co.†

5,631

243,879

Nationwide Health Properties, Inc.†

5,713

155,394

Alliant Energy Corp.†

5,967

231,818

Highwoods Properties, Inc.†

4,085

153,188

PNM Resources, Inc.†

8,291

230,407

AmeriCredit Corp.*

5,690

151,070

IDACORP, Inc.†

5,801

185,864

Cousins Properties, Inc.†

5,141

149,140

NSTAR

4,932

160,043

Greater Bay Bancorp

5,298

147,496

Wisconsin Energy Corp.

3,320

146,844

Webster Financial Corp.

2,719

116,020

Delta & Pine Land Co.†

5,002

141,757

Colonial BancGroup, Inc.

4,541

113,389

Sierra Pacific Resources*

7,531

132,244

Weingarten Realty Investors†

2,397

98,517

Total Utilities

6,783,421

Astoria Financial Corp.†

3,676

92,047

CONSUMER DISCRETIONARY 17.5%

Total Financials

5,669,286

Lear Corp.*†

21,553

767,502

MATERIALS 15.0%

Furniture Brands International,

Lyondell Chemical Co.

22,588

838,466

Inc.†

39,945

567,219

Olin Corp.†

27,249

572,229

Westwood One, Inc.†

74,040

532,347

Bowater, Inc.†

22,043

549,973

Modine Manufacturing Co.

19,341

437,107

Ferro Corp.

18,777

468,111

ArvinMeritor, Inc.†

16,539

367,166

Worthington Industries, Inc.†

19,373

419,425

Tupperware Brands Corp.

12,404

356,491

Chemtura Corp.†

31,570

350,743

American Greetings Corp. —

Louisiana-Pacific Corp.†

15,456

292,427

Class A

10,828

306,757

Packaging Corporation of America

11,326

286,661

Belo Corp. — Class A†

14,798

304,691

RPM International, Inc.†

11,711

270,641

Borders Group, Inc.†

14,718

280,525

Lubrizol Corp.

3,937

254,133

Scholastic Corp.*†

7,084

254,599

Sensient Technologies Corp.

8,128

206,370

Media General, Inc.

7,227

240,442

Cytec Industries, Inc.

2,919

186,145

BorgWarner, Inc.

2,693

231,706

Sonoco Products Co.

3,391

145,169

Bob Evans Farms, Inc.†

5,633

207,576

Cabot Corp.

2,200

104,896

Saks, Inc.†

9,385

200,370

Total Materials

4,945,389

Beazer Homes USA, Inc.†

8,105

199,950

INDUSTRIALS 12.9%

Foot Locker, Inc.

8,925

194,565

Avis Budget Group, Inc.*

33,431

950,443

Callaway Golf Co.†

9,323

166,043

Lee Enterprises, Inc.

YRC Worldwide, Inc.*†

13,856

509,901

7,807

162,854

Deluxe Corp.†

11,876

482,284

Total Consumer Discretionary

5,777,910

Timken Co.†

12,722

459,391

FINANCIALS 17.2%

Kelly Services, Inc.†

14,150

388,559

First American Corp.†

10,119

500,890

United Rentals, Inc.*

7,180

233,637

Old Republic International Corp.

15,729

334,399

Werner Enterprises, Inc.†

10,088

203,273

Unitrin, Inc.

6,321

310,867

66

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

MID-CAP VALUE FUND

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

VALUE

FACE

VALUE

Alexander & Baldwin, Inc.†

3,823

$

203,040

REPURCHASE AGREEMENT 0.6%

Manpower, Inc.†

1,864

171,935

Repurchase Agreement (Note 5)

Con-way, Inc.

3,216

161,572

Lehman Brothers Holdings, Inc.

Sequa Corp. — Class A*

1,297

145,264

issued 06/29/07 at 4.15%

Kennametal, Inc.

1,741

142,814

due 07/02/07

$

210,130

$

210,130

Pentair, Inc.†

3,329

128,400

Alaska Air Group, Inc.*†

2,609

72,687

Total Repurchase Agreement

(Cost $210,130)

210,130

Total Industrials

SECURITIES LENDING COLLATERAL 31.2%

4,253,200

CONSUMER STAPLES 7.2%

Investment in Securities Lending Short Term

Universal Corp.†

10,583

644,716

Smithfield Foods, Inc.*

13,012

400,639

Investment Portfolio Held by

Ruddick Corp.†

11,624

350,115

U.S. Bank (Note 8)

10,305,966

10,305,966

BJ’s Wholesale Club, Inc.*

7,918

285,286

Total Securities Lending Collateral

J.M. Smucker Co.†

3,824

243,436

(Cost $10,305,966)

10,305,966

PepsiAmericas, Inc.†

9,498

233,271

Total Investments 131.4%

Lancaster Colony Corp.

5,158

216,069

(Cost $38,434,390)

$  43,357,721

Total Consumer Staples

2,373,532

Liabilities in Excess of

INFORMATION TECHNOLOGY 7.1%

Other Assets – (31.4)%

$ (10,368,805)

Avnet, Inc.*†

15,376

609,505

Net Assets – 100.0%

$  32,988,916

Ingram Micro, Inc. — Class A*

17,713

384,549

Vishay Intertechnology, Inc.*

22,272

352,343

Arrow Electronics, Inc.*†

7,687

295,411

Tech Data Corp.*

6,848

263,374

Andrew Corp.*

15,743

227,329

KEMET Corp.*

17,115

120,661

Fairchild Semiconductor

International, Inc.*

5,443

105,159

Total Information Technology

2,358,331

ENERGY 1.7%

Overseas Shipholding Group, Inc.

4,281

348,474

Forest Oil Corp.*

4,774

201,749

Total Energy

550,223

TELECOMMUNICATION SERVICES 0.4%

Telephone & Data Systems, Inc.

2,083

130,333

Total Telecommunication Services

130,333

Total Common Stocks

(Cost $27,918,294)

32,841,625

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

*

Non-Income Producing Security.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

67

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

LARGE-CAP VALUE FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

CMS Energy Corp.

26,645

$

458,294

Nicor, Inc.†

10,637

456,540

FINANCIALS 21.5%

Ameren Corp.†

9,251

453,391

Fannie Mae

18,254

$

1,192,534

American Electric Power Co., Inc.

9,500

427,880

XL Capital Ltd.†

8,927

752,457

FirstEnergy Corp.†

6,542

423,464

UnumProvident Corp.†

26,365

688,390

Duke Energy Corp.

22,885

418,795

Washington Mutual, Inc.†

13,391

570,992

Dominion Resources, Inc.

4,532

391,157

First Horizon National Corp.†

13,976

545,064

Southern Co.†

11,379

390,186

ACE Ltd.

7,764

485,405

Sempra Energy†

5,459

323,337

National City Corp.†

14,511

483,507

PG&E Corp.

7,073

320,407

Travelers Cos, Inc.

8,897

475,990

PPL Corp.

5,857

274,049

Cincinnati Financial Corp.†

10,891

472,669

Entergy Corp.

2,402

257,855

J.P. Morgan Chase & Co.

8,934

432,852

FPL Group, Inc.†

4,327

245,514

Allstate Corp.†

6,899

424,357

Total Utilities

12,169,172

Comerica, Inc.†

6,800

404,396

Regions Financial Corp.†

11,875

393,063

CONSUMER DISCRETIONARY 17.2%

Hartford Financial Services

Ford Motor Co.†

182,691

1,720,949

General Motors Corp.†

24,682

932,980

Group, Inc.†

3,977

391,774

Dillard’s, Inc. — Class A†

21,879

786,112

Wachovia Corp.†

7,487

383,709

Lincoln National Corp.†

5,194

368,514

AutoNation, Inc.*†

30,649

687,764

Whirlpool Corp.†

5,644

627,613

Citigroup, Inc.

6,896

353,696

CBS Corp.

17,352

578,169

Huntington Bancshares, Inc.†

15,291

347,717

Brunswick Corp.†

16,477

537,644

KeyCorp†

9,969

342,236

Johnson Controls, Inc.†

4,187

484,729

CIT Group, Inc.

6,239

342,084

Eastman Kodak Co.†

15,998

445,224

Genworth Financial, Inc. — Class A

9,474

325,906

Bank of America Corp.

Goodyear Tire & Rubber Co.*†

12,678

440,687

6,423

314,020

Leggett & Platt, Inc.†

17,453

384,839

Plum Creek Timber Co., Inc. (REIT)†

7,194

299,702

Dow Jones & Co., Inc.

5,500

315,975

Fifth Third Bancorp†

7,300

290,321

OfficeMax, Inc.†

7,839

308,073

BB&T Corp.†

7,009

285,126

SAFECO Corp.†

Wyndham Worldwide Corp.*

8,000

290,080

4,555

283,594

New York Times Co. — Class A†

PNC Financial Services Group, Inc.

3,953

282,956

10,926

277,520

Genuine Parts Co.

Apartment Investment &

5,500

272,800

Tribune Co.

Management Co. — Class A†

5,504

277,512

9,254

272,068

SunTrust Banks, Inc.†

3,046

261,164

Jones Apparel Group, Inc.

9,020

254,815

Time Warner, Inc.

9,982

210,021

Chubb Corp.

4,772

258,356

Stanley Works†

3,220

195,454

U.S. Bancorp†

7,150

235,593

Boston Properties, Inc.†

2,100

214,473

Circuit City Stores, Inc.†

12,937

195,090

Newell Rubbermaid, Inc.

6,418

188,882

Wells Fargo & Co.

5,451

191,712

Gannett Co., Inc.†

3,400

186,830

Bear Stearns Cos., Inc.

1,057

147,980

Macy’s, Inc.

4,339

172,605

Total Financials

13,519,821

UTILITIES 19.4%

Total Consumer Discretionary

10,766,923

MATERIALS 9.3%

Integrys Energy Group, Inc.

18,798

953,622

DTE Energy Co.†

15,337

739,550

Temple-Inland, Inc.

11,729

721,685

MeadWestvaco Corp.

KeySpan Corp.†

17,388

729,948

16,995

600,263

Weyerhaeuser Co.†

6,813

537,750

Progress Energy, Inc.†

13,608

620,389

NiSource, Inc.†

29,710

615,294

Dow Chemical Co.

11,851

524,051

CenterPoint Energy, Inc.†

33,789

587,929

Ashland, Inc.

7,869

503,223

Eastman Chemical Co.†

7,382

474,884

Xcel Energy, Inc.†

27,823

569,537

Consolidated Edison, Inc.†

12,194

550,193

Alcoa, Inc.

11,428

463,177

Pinnacle West Capital Corp.

13,108

International Paper Co.†

10,442

407,760

522,354

Dynegy, Inc.*

United States Steel Corp.†

3,162

343,868

52,837

498,781

PPG Industries, Inc.

4,363

332,068

Public Service Enterprise

Group, Inc.

5,491

482,000

Freeport-McMoRan Copper &

Gold, Inc. — Class B

3,984

329,955

TECO Energy, Inc.†

26,700

458,706

68

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

LARGE-CAP VALUE FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Air Products & Chemicals, Inc.

3,100

$

249,147

ENERGY 2.6%

Bemis Co.

6,333

210,129

ConocoPhillips

8,528

$

669,448

Rohm & Haas Co.†

3,125

170,875

Marathon Oil Corp.

8,858

531,126

Total Materials

5,868,835

Hess Corp.

7,300

430,408

CONSUMER STAPLES 8.9%

Total Energy

1,630,982

SUPERVALU, Inc.

22,857

1,058,736

INFORMATION TECHNOLOGY 2.6%

Tyson Foods, Inc. — Class A

41,084

946,575

Solectron Corp.*

182,240

670,643

Molson Coors Brewing Co. —

Computer Sciences Corp.*

6,478

383,174

Class B†

6,488

599,881

Unisys Corp.*

26,403

241,323

Kroger Co.

18,519

520,939

Electronic Data Systems Corp.

6,016

166,824

Coca-Cola Enterprises, Inc.†

20,685

496,440

Micron Technology, Inc.*†

12,802

160,409

Sara Lee Corp.

27,879

485,095

Total Information Technology

1,622,373

Safeway, Inc.†

10,533

358,438

ConAgra Foods, Inc.

13,072

351,114

Total Common Stocks

Costco Wholesale Corp.†

(Cost $51,869,671)

62,459,437

4,882

285,695

Kraft Foods, Inc.

7,600

267,900

FACE

Reynolds American, Inc.†

3,385

220,702

AMOUNT

Total Consumer Staples

5,591,515

REPURCHASE AGREEMENT 0.4%

TELECOMMUNICATION SERVICES 7.9%

Repurchase Agreement (Note 5)

Embarq Corp.

20,358

1,290,086

Lehman Brothers Holdings, Inc.

Verizon Communications, Inc.†

17,535

721,916

issued 06/29/07 at 4.15%

Windstream Corp.

48,049

709,203

due 07/02/07

$

224,689

224,689

Citizens Communications Co.

36,089

551,079

Total Repurchase Agreement

Sprint Nextel Corp.†

23,600

488,756

(Cost $224,689)

224,689

AT&T, Inc.

11,299

468,908

Alltel Corp.†

6,890

465,420

SECURITIES LENDING COLLATERAL 29.7%

CenturyTel, Inc.

5,551

272,277

Investment in Securities Lending Short Term

Total Telecommunication Services

4,967,645

Investment Portfolio Held by

U.S. Bank (Note 8)

INDUSTRIALS 6.4%

18,642,953

18,642,953

Cummins, Inc.

6,010

608,272

Total Securities Lending Collateral

(Cost $18,642,953)

18,642,953

RR Donnelley & Sons Co.

13,487

586,819

Ryder System, Inc.

9,794

526,917

Total Investments 129.6%

Northrop Grumman Corp.

5,906

459,900

(Cost $70,737,313)

$  81,327,079

Paccar, Inc.†

Other Assets – (29.6)%

3,700

322,048

Liabilities in Excess of

Masco Corp.†

11,187

318,494

$ (18,575,824)

Allied Waste Industries, Inc.*†

22,865

307,763

Net Assets – 100.0%

$  62,751,255

Union Pacific Corp.

2,217

255,288

Goodrich Corp.

3,800

226,328

Raytheon Co.†

3,956

213,189

Waste Management, Inc.

4,948

193,219

Total Industrials

4,018,237

HEALTH CARE 3.7%

AmerisourceBergen Corp.

13,010

643,605

McKesson Corp.

9,354

557,872

Tenet Healthcare Corp.*†

51,926

338,038

Medco Health Solutions, Inc.*

3,700

288,563

Bristol-Myers Squibb Co.

8,169

257,814

Bausch & Lomb, Inc.

3,140

218,042

Total Health Care

2,303,934

*

Non-Income Producing Security.

REIT — Real Estate Investment Trust.

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

69

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

SMALL-CAP GROWTH FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.4%

Factset Research Systems, Inc.

3,213

$

219,608

Websense, Inc.*

10,065

213,881

CONSUMER DISCRETIONARY 25.4%

Komag, Inc.*†

6,483

206,743

Vertrue, Inc.*

6,527

$

318,387

Trimble Navigation Ltd.*

5,555

178,871

Pre-Paid Legal Services, Inc.*

4,545

292,289

Ansys, Inc.*

6,294

166,791

Multimedia Games, Inc.*

21,073

268,892

Scansource, Inc.*†

5,120

163,789

Coinstar, Inc.*†

7,905

248,849

Comtech Telecommunications

PetMed Express, Inc.*†

18,503

237,579

Corp.*†

3,485

161,774

Pool Corp.†

5,052

197,180

Synaptics, Inc.*

4,371

156,438

Stage Stores, Inc.†

9,372

196,437

Blackbaud, Inc.

6,910

152,573

Tractor Supply Co.*†

3,688

191,960

Take-Two Interactive Software,

Jos. A. Bank Clothiers, Inc.*†

4,510

187,030

Inc.*†

7,453

148,836

Fossil, Inc.*

6,088

179,535

Quality Systems, Inc.†

3,579

135,895

Christopher & Banks Corp.†

10,426

178,806

eFunds Corp.*

3,674

129,655

K-Swiss, Inc. — Class A

6,293

178,281

CACI International, Inc. —

P.F. Chang’s China Bistro, Inc.*†

5,001

176,035

Class A*

2,476

120,953

Panera Bread Co. — Class A*†

3,641

167,704

Cabot Microelectronics Corp.*†

3,407

120,914

Deckers Outdoor Corp.*

1,660

167,494

Mantech International Corp. —

Nautilus, Inc.†

13,365

160,915

Class A*

3,489

107,566

Guitar Center, Inc.*†

2,685

160,590

Diodes, Inc.*†

2,423

101,209

HOT Topic, Inc.*

14,367

156,169

Manhattan Associates, Inc.*†

3,373

94,140

Monarch Casino & Resort, Inc.*

5,762

154,710

Micros Systems, Inc.*†

1,540

83,776

Drew Industries, Inc.*†

4,652

154,167

Daktronics, Inc.†

3,197

68,672

Winnebago Industries, Inc.†

4,985

147,157

Total Information Technology

4,952,491

Sonic Corp.*

6,627

146,589

LKQ Corp.*†

5,750

HEALTH CARE 21.4%

141,795

Integra LifeSciences Holdings

Papa John’s International, Inc.*†

4,847

139,400

Shuffle Master, Inc.*†

8,123

134,842

Corp.*†

5,574

275,467

Hibbett Sports Inc.*†

4,536

124,196

SurModics, Inc.*†

4,662

233,100

Meritage Homes Corp.*†

4,598

122,997

PharmaNet Development

Jack in the Box, Inc.*

1,728

122,584

Group, Inc.*†

6,800

216,784

Bright Horizons Family

Possis Medical, Inc.*

19,804

215,468

Solutions, Inc.*†

3,130

121,788

Healthways, Inc.*†

4,375

207,244

CEC Entertainment, Inc.*†

Sunrise Senior Living, Inc.*†

3,360

5,127

205,029

118,272

Sierra Health Services, Inc.*

4,816

200,249

CROCS, Inc.*†

2,710

116,611

Quiksilver, Inc.*†

7,824

110,553

HealthExtras, Inc.*

6,720

198,778

AMN Healthcare Services, Inc.*

8,983

197,626

Gymboree Corp.*†

2,535

99,904

Bradley Pharmaceuticals, Inc.*

8,916

193,566

Tween Brands, Inc.*†

1,874

83,580

Dionex Corp.*†

2,359

167,465

Children’s Place Retail

Stores, Inc.*

Cooper Cos., Inc.†

3,070

163,692

1,603

82,779

Dress Barn, Inc.*†

3,882

79,659

Greatbatch, Inc.*†

4,900

158,760

Immucor, Inc.*†

5,626

Total Consumer Discretionary

157,359

5,865,715

Amedisys, Inc.*

4,174

151,641

INFORMATION TECHNOLOGY 21.4%

Hologic, Inc.*†

2,723

150,609

Flir Systems, Inc.*

7,609

351,956

AmSurg Corp.*

6,087

146,940

j2 Global Communications,

PolyMedica Corp.

3,555

145,222

Inc.*

8,871

309,598

Respironics, Inc.*

3,119

132,838

Bankrate, Inc.*†

6,429

308,078

Pediatrix Medical Group, Inc.*

2,368

130,595

Netgear, Inc.*†

7,306

264,842

Idexx Laboratories, Inc.*

1,372

129,832

AMIS Holdings, Inc.*

20,716

259,364

American Medical Systems

Neoware, Inc.*†

18,578

251,546

Holdings, Inc.*†

6,938

125,162

Itron, Inc.*†

3,170

247,070

EPIQ Systems, Inc.*

14,106

227,953

70

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

SMALL-CAP GROWTH FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Kensey Nash Corp.*†

4,482

$

120,162

Philadelphia Consolidated

Odyssey HealthCare, Inc.*

9,957

118,090

Holding Corp.*†

2,688

$

112,358

Mentor Corp.†

2,872

116,833

Nara Bancorp, Inc.

6,832

108,834

Digene Corp.*

1,893

113,675

Franklin Bank Corp.*†

7,239

107,861

ArthroCare Corp.*†

2,512

110,302

East-West Bancorp, Inc.†

2,343

91,096

Sciele Pharma, Inc.*†

4,680

110,261

Investment Technology Group,

Merit Medical Systems, Inc.*†

7,989

95,549

Inc.*

1,947

84,364

ICU Medical, Inc.*†

2,156

92,579

PrivateBancorp, Inc.†

2,925

84,240

BioLase Technology, Inc.*†

14,846

90,115

Cascade Bancorp.†

3,551

82,170

Noven Pharmaceuticals, Inc.*

2,505

58,742

Total Financials

1,854,309

Total Health Care

4,929,734

MATERIALS 2.6%

INDUSTRIALS 9.0%

Chaparral Steel Co.

3,015

216,688

Ceradyne, Inc.*†

3,429

253,609

Cleveland-Cliffs, Inc.†

2,527

196,272

Armor Holdings, Inc.*

2,350

204,145

Headwaters, Inc.*†

10,311

178,071

Curtiss-Wright Corp.

4,010

186,906

Landstar System, Inc.

3,756

181,227

Total Materials

591,031

Toro Co.†

CONSUMER STAPLES 2.5%

2,555

150,464

Knight Transportation, Inc.†

Sanderson Farms, Inc.†

5,490

247,160

7,621

147,695

USANA Health Sciences, Inc.*†

4,066

181,913

ASV, Inc.*†

8,387

144,927

Waste Connections, Inc.*

United Natural Foods, Inc.*†

3,300

87,714

4,731

143,065

Simpson Manufacturing Co., Inc.†

Playtex Products, Inc.*

4,321

63,994

4,201

141,742

Heartland Express, Inc.†

7,791

126,993

Total Consumer Staples

580,781

Forward Air Corp.†

3,505

119,486

TELECOMMUNICATION SERVICES 0.5%

Manitowoc Co., Inc.

1,255

100,877

General Communication, Inc. —

Mobile Mini, Inc.*†

3,030

88,476

Class A*

8,863

113,535

Kirby Corp.*†

2,141

82,193

Total Telecommunication Services

113,535

Total Industrials

2,071,805

Total Common Stocks

ENERGY 8.6%

(Cost $19,549,045)

22,947,122

Unit Corp.*

3,248

204,332

FACE

Hornbeck Offshore Services, Inc.*

5,243

203,219

AMOUNT

W-H Energy Services, Inc.*

REPURCHASE AGREEMENT 5.3%

3,251

201,269

St. Mary Land & Exploration Co.

5,491

201,080

Stone Energy Corp.*

5,357

183,531

Repurchase Agreement (Note 5)

Petroleum Development Corp.*

3,776

179,284

Lehman Brothers Holdings, Inc.

Helix Energy Solutions

issued 06/29/07 at 4.15%

Group, Inc.*†

3,905

155,848

due 07/02/07

$1,222,057

1,222,057

CARBO Ceramics, Inc.†

3,428

150,181

Total Repurchase Agreement

Penn Virginia Corp.†

3,584

144,077

(Cost $1,222,057)

1,222,057

Swift Energy Co.*†

2,960

126,570

SECURITIES LENDING COLLATERAL 31.1%

Cabot Oil & Gas Corp.

3,365

124,101

Oceaneering International, Inc.*†

2,170

114,229

Investment in Securities Lending Short Term

Investment Portfolio Held by

Total Energy

1,987,721

U.S. Bank (Note 8)

7,195,326

7,195,326

FINANCIALS 8.0%

Total Securities Lending Collateral

Portfolio Recovery Associates,

(Cost $7,195,326)

7,195,326

Inc.†

4,745

284,795

Infinity Property & Casualty Corp.

Total Investments 135.8%

5,095

258,469

(Cost $27,966,428)

$ 31,364,505

Rewards Network, Inc.*

33,851

137,774

Hilb Rogal & Hobbs Co.†

3,139

134,538

Liabilities in Excess of

World Acceptance Corp.*

3,096

132,292

Other Assets – (35.8)%

$  (8,271,792)

UCBH Holdings, Inc.†

6,523

119,175

Net Assets – 100.0%

$ 23,092,713

Wilshire Bancorp, Inc.

9,552

116,343

†

*

Non-Income Producing Security.

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

71

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

MID-CAP GROWTH FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

Apria Healthcare Group, Inc.*

13,454

$

387,072

Lincare Holdings, Inc.*

9,119

363,392

CONSUMER DISCRETIONARY 32.7%

Sepracor, Inc.*†

8,647

354,700

Aeropostale, Inc.*

15,597

$

650,083

Health Management Associates,

ITT Educational Services, Inc.*†

5,079

596,173

Inc. — Class A†

29,290

332,734

Corinthian Colleges, Inc.*†

35,757

582,482

Ventana Medical Systems, Inc.*†

4,270

329,943

Career Education Corp.*†

17,225

581,688

Invitrogen Corp.*

4,320

318,600

GameStop Corp. — Class A*

13,482

527,146

Pharmaceutical Product

Chico’s FAS, Inc.*†

21,211

516,276

Development, Inc.

7,939

303,826

NVR, Inc.*†

700

475,825

Techne Corp.*†

5,031

287,823

Strayer Education, Inc.

3,333

438,989

Universal Health Services, Inc. —

Dollar Tree Stores, Inc.*

8,918

388,379

Class B

4,625

284,437

Thor Industries, Inc.†

8,235

371,728

ResMed, Inc.*†

6,854

282,796

Pacific Sunwear of California, Inc.*

16,523

363,506

DENTSPLY International, Inc.

7,292

278,992

Advance Auto Parts, Inc.

8,882

359,988

Cerner Corp.*†

4,555

252,666

Urban Outfitters, Inc.*

14,055

337,742

Henry Schein, Inc.*†

4,469

238,779

99 Cents Only Stores*†

25,168

329,953

Medicis Pharmaceutical Corp. —

Ross Stores, Inc.†

10,588

326,110

Class A†

6,804

207,794

Scientific Games Corp. — Class A*

9,294

324,825

Affymetrix, Inc.*†

6,472

161,088

Petsmart, Inc.†

9,812

318,399

Covance, Inc.*

2,097

143,770

John Wiley & Sons, Inc. — Class A

6,453

311,615

Edwards Lifesciences Corp.*†

2,718

134,106

Dick’s Sporting Goods, Inc.*†

5,269

306,498

Matthews International Corp. —

Total Health Care

7,839,296

INFORMATION TECHNOLOGY 12.8%

Class A

6,870

299,601

Applebee’s International, Inc.

11,970

DST Systems, Inc.*†

6,473

512,726

288,477

Western Digital Corp.*

Williams-Sonoma, Inc.†

9,060

286,115

21,482

415,677

Silicon Laboratories, Inc.*†

11,972

414,351

Toll Brothers, Inc.*†

11,049

276,004

Ryland Group, Inc.†

7,250

270,933

Cree, Inc.*†

12,978

335,481

O’Reilly Automotive, Inc.*†

7,315

267,363

CDW Corp.*

3,912

332,403

Cheesecake Factory, Inc.*†

10,579

259,397

Alliance Data Systems Corp.*

4,171

322,335

Plantronics, Inc.†

11,726

307,456

Valassis Communications, Inc.*†

14,783

254,120

Brinker International, Inc.†

8,479

248,180

McAfee, Inc.*†

8,670

305,184

Macrovision Corp.*†

9,032

271,502

Timberland Co. — Class A*†

9,579

241,295

Entercom Communications Corp.†

8,810

219,281

Amphenol Corp. — Class A†

7,015

250,085

Global Payments, Inc.†

6,213

246,345

Ruby Tuesday, Inc.†

8,293

218,355

Jack Henry & Associates, Inc.

Hovnanian Enterprises, Inc. —

8,705

224,154

SRA International, Inc. — Class A*

8,640

Class A*†

218,246

13,208

218,328

International Speedway Corp. —

Fair Isaac Corp.

4,821

193,419

Class A

4,064

214,213

CSG Systems International, Inc.*†

6,826

180,957

Catalina Marketing Corp.†

6,670

210,105

Zebra Technologies Corp. —

Class A*†

4,634

179,521

American Eagle Outfitters, Inc.

7,289

187,036

DeVry, Inc.

Activision, Inc.*†

7,144

133,378

Total Information Technology

4,843,220

5,258

178,877

Harte-Hanks, Inc.

5,983

153,643

Total Consumer Discretionary

Alliant Techsystems, Inc.*†

4,534

12,398,728

INDUSTRIALS 10.9%

HEALTH CARE 20.7%

449,546

Stericycle, Inc.*

6,546

291,035

Par Pharmaceutical Cos., Inc.*

22,746

642,120

Expeditors International

Cytyc Corp.*†

14,706

633,976

Gen-Probe, Inc.*†

9,198

555,743

Washington, Inc.†

7,000

289,100

Endo Pharmaceuticals Holdings,

Rollins, Inc.†

11,844

269,688

Inc.*

14,260

Mine Safety Appliances Co.†

5,883

257,440

488,120

Oshkosh Truck Corp.†

3,998

251,554

Community Health Systems, Inc.*

11,595

469,018

Cephalon, Inc.*†

Fastenal Co.†

5,952

249,151

4,824

387,801

72

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

MID-CAP GROWTH FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Jacobs Engineering Group, Inc.*

4,288

$

246,603

UTILITIES 0.5%

Copart, Inc.*

7,884

241,172

Equitable Resources, Inc.

3,882

$

192,392

Corporate Executive Board Co.†

3,664

237,830

Total Utilities

192,392

Graco, Inc.†

5,791

233,261

Total Common Stocks

Donaldson Co., Inc.†

6,330

225,032

ChoicePoint, Inc.*†

(Cost $33,115,983)

37,726,239

4,726

200,619

AMETEK, Inc.†

4,558

180,861

FACE

AirTran Holdings, Inc.*†

16,343

178,466

AMOUNT

Dun & Bradstreet Corp.

1,595

164,253

REPURCHASE AGREEMENT 0.6%

Roper Industries, Inc.†

2,773

158,338

Repurchase Agreement (Note 5)

Total Industrials

4,123,949

Lehman Brothers Holdings, Inc.

ENERGY 8.7%

issued 06/29/07 at 4.15%

Frontier Oil Corp.†

12,770

558,943

due 07/02/07

$

221,417

221,417

Pogo Producing Co.†

8,254

419,221

Total Repurchase Agreement

Pioneer Natural Resources Co.†

8,601

418,955

(Cost $221,417)

221,417

Denbury Resources, Inc.*

10,115

379,312

Superior Energy Services*†

9,305

Investment in Securities Lending Short Term

371,456

SECURITIES LENDING COLLATERAL 31.0%

Investment Portfolio Held by

Newfield Exploration Co.*†

7,331

333,927

FMC Technologies, Inc.*

3,019

239,165

Patterson-UTI Energy, Inc.†

8,752

229,390

U.S. Bank (Note 8)

11,740,582

11,740,582

Quicksilver Resources, Inc.*†

4,806

214,251

Total Securities Lending Collateral

Southwestern Energy Co.*

2,935

130,607

(Cost $11,740,582)

11,740,582

(Cost $45,077,982)

$  49,688,238

Total Energy

3,295,227

Total Investments 131.1%

FINANCIALS 7.2%

Eaton Vance Corp.†

9,151

404,291

Liabilities in Excess of

W.R. Berkley Corp.

11,503

374,308

Other Assets – (31.1)%

$ (11,777,359)

Brown & Brown, Inc.†

13,154

330,692

Net Assets – 100.0%

$  37,910,879

Leucadia National Corp.†

9,040

318,660

Nuveen Investments, Inc. —

Class A†

4,978

309,383

Everest Re Group Ltd.

2,618

284,419

SEI Investments Co.

8,910

258,746

HCC Insurance Holdings, Inc.†

7,614

254,384

Waddell & Reed Financial, Inc. —

Class A

7,782

202,410

Total Financials

2,737,293

CONSUMER STAPLES 3.9%

Energizer Holdings, Inc.*†

5,380

535,848

Hansen Natural Corp.*

9,613

413,167

NBTY, Inc.*

6,940

299,808

Church & Dwight Co., Inc.

4,842

234,643

Total Consumer Staples

1,483,466

MATERIALS 2.1%

Steel Dynamics, Inc.†

9,736

408,036

Commercial Metals Co.

11,982

404,632

Total Materials

812,668

*

†

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

Non-Income Producing Security.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

73

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

LARGE-CAP GROWTH FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

International Game

Technology, Inc.

6,022

$

239,073

HEALTH CARE 22.4%

Harman International Industries,

Express Scripts, Inc.*

9,282

$

464,193

Inc.

2,005

234,184

Hospira, Inc.*

10,831

422,842

TJX Cos., Inc.

8,431

231,852

Coventry Health Care, Inc.*

6,508

375,186

Harley-Davidson, Inc.

3,859

230,035

Gilead Sciences, Inc.*

9,536

369,711

Lowe’s Cos., Inc.

7,285

223,577

Zimmer Holdings, Inc.*

4,118

349,577

D.R. Horton, Inc.†

11,035

219,928

Forest Laboratories, Inc.*

6,675

304,714

Kohl’s Corp.*

3,058

217,210

UnitedHealth Group, Inc.

5,371

274,673

Best Buy Co., Inc.†

4,510

210,482

Stryker Corp.†

4,274

269,647

Darden Restaurants, Inc.

4,725

207,853

Biomet, Inc.

5,501

251,506

Home Depot, Inc.

4,892

192,500

Waters Corp.*

4,152

246,463

Nike, Inc. — Class B

3,234

188,510

Patterson Cos., Inc.*†

6,320

235,546

Starbucks Corp.*†

6,892

180,846

Quest Diagnostics, Inc.†

4,483

231,547

Yum! Brands, Inc.

5,476

179,175

St. Jude Medical, Inc.*†

5,481

227,407

Black & Decker Corp.

1,987

175,472

Cardinal Health, Inc.

3,119

220,326

Tiffany & Co.†

3,266

173,294

IMS Health, Inc.

6,693

215,046

Omnicom Group, Inc.

3,246

171,778

Varian Medical Systems, Inc.*†

4,973

211,402

Polo Ralph Lauren Corp.†

1,430

140,297

Barr Pharmaceuticals, Inc.*

4,055

203,683

Liz Claiborne, Inc.†

3,505

130,737

Medtronic, Inc.†

3,574

185,348

McGraw-Hill Cos., Inc.†

1,910

130,033

Amgen, Inc.*†

2,938

162,442

Staples, Inc.†

5,002

118,697

Boston Scientific Corp.*

10,285

157,772

Total Consumer Discretionary

6,686,672

Mylan Laboratories, Inc.†

8,624

156,870

INFORMATION TECHNOLOGY 18.1%

Johnson & Johnson, Inc.

2,482

152,941

Google, Inc. — Class A*†

Wyeth

2,613

149,829

762

398,816

C.R. Bard, Inc.

First Data Corp.

1,730

9,861

322,159

142,950

Celgene Corp.*†

2,396

Cognizant Technology

137,363

Solutions Corp. — Class A*

4,131

Becton, Dickinson & Co.

1,809

134,770

310,197

Humana, Inc.*

2,199

133,941

eBay, Inc.*†

9,467

304,648

Baxter International, Inc.

2,270

127,892

Intuit, Inc.*†

9,986

300,379

Nvidia Corp.*

6,120

Genzyme Corp.*†

1,890

121,716

252,817

Dell, Inc.*

8,684

247,928

Laboratory Corporation of

America Holdings*†

Fiserv, Inc.*

4,357

247,478

1,461

114,338

Electronic Arts, Inc.*

4,621

218,666

Millipore Corp.*†

1,362

102,272

Allergan, Inc.

Yahoo!, Inc.*†

1,670

96,259

8,013

217,393

Affiliated Computer Services,

Applera Corp. - Applied

Biosystems Group

Inc. — Class A*

3,739

212,076

2,310

70,547

Total Health Care

7,020,719

Citrix Systems, Inc.*†

5,665

190,741

Oracle Corp.*

9,509

187,422

CONSUMER DISCRETIONARY 21.3%

Symantec Corp.*†

9,135

184,527

Amazon.com, Inc.*†

9,262

633,613

National Semiconductor Corp.†

6,218

175,783

Apollo Group, Inc. — Class A*†

7,972
465,804

Adobe Systems, Inc.*†

4,327

173,729

Coach, Inc.*

8,273

392,057

SanDisk Corp.*

3,475

170,066

RadioShack Corp.†

10,173

337,133

Autodesk, Inc.*

3,590

169,017

AutoZone, Inc.*†

2,263

309,171

International Business

H&R Block, Inc.

10,991

256,860

Machines Corp.†

1,544

162,506

Bed Bath & Beyond, Inc.*†

7,043

253,478

Qualcomm, Inc.

3,669

159,198

Abercrombie & Fitch Co. —

Cisco Systems, Inc.*

5,531

154,038

Class A

3,330

243,023

Paychex, Inc.†

3,856

150,847

QLogic Corp.*†

8,857

147,469

74

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2007

LARGE-CAP GROWTH FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

Lexmark International, Inc.*†

2,720

$

134,123

SLM Corp.

4,260

$

245,291

Automatic Data Processing, Inc.

2,456

119,042

Federated Investors, Inc. —

Fidelity National Information

Class B

6,251

239,601

Services, Inc.

1,885

102,318

Capital One Financial Corp.†

2,805

220,024

Network Appliance, Inc.*

3,477

101,528

Ambac Financial Group, Inc.†

2,410

210,128

Jabil Circuit, Inc.

4,011

88,523

Commerce Bancorp, Inc.†

5,062

187,243

KLA-Tencor Corp.†

1,435

78,853

American International

Total Information Technology

5,682,287

Group, Inc.

2,120

148,464

ENERGY 9.8%

American Express Co.

2,040

124,807

XTO Energy, Inc.

7,434

446,783

Total Financials

2,449,672

Apache Corp.

4,193

342,107

INDUSTRIALS 5.9%

Devon Energy Corp.

3,834

300,164

L-3 Communications Holdings,

EOG Resources, Inc.†

3,587

262,066

Inc.

2,600

253,214

Murphy Oil Corp.

4,290

254,998

American Standard Cos., Inc.

3,810

224,714

Chesapeake Energy Corp.†

6,931

239,813

Rockwell Collins, Inc.

3,150

222,516

Anadarko Petroleum Corp.

4,336

225,429

General Dynamics Corp.†

2,456

192,108

Smith International, Inc.†

3,619

212,218

CH Robinson Worldwide, Inc.

3,560

186,971

National-Oilwell Varco, Inc.*†

1,743

181,690

ITT Industries, Inc.

2,650

180,942

Nabors Industries Ltd.*†

5,295

176,747

Danaher Corp.†

2,378

179,539

Exxon Mobil Corp.

1,955

163,985

United Technologies Corp.

2,091

148,315

BJ Services Co.

5,669

161,226

Pitney Bowes, Inc.

2,990

139,992

Noble Corp.

990

96,545

Cintas Corp.†

2,842

112,060

Total Energy

3,063,771

Total Industrials

1,840,371

CONSUMER STAPLES 9.3%

MATERIALS 4.0%

Pepsi Bottling Group, Inc.

7,600

255,968

Ball Corp.†

4,201

223,367

Avon Products, Inc.

5,825

214,069

Sigma-Aldrich Corp.

4,190

178,787

Anheuser-Busch Cos., Inc.

4,099

213,804

Nucor Corp.

3,023

177,299

Sysco Corp.†

5,529

182,402

Ecolab, Inc.†

4,026

171,910

Wal-Mart Stores, Inc.

3,705

178,247

International Flavors &

Colgate-Palmolive Co.

2,655

172,177

Fragrances, Inc.

2,550

132,957

Walgreen Co.

3,938

171,460

Praxair, Inc.†

1,743

125,479

Clorox Co.

2,756

171,148

Pactiv Corp.*†

3,786

120,736

Kellogg Co.

3,277

169,716

Newmont Mining Corp.†

2,952

115,305

WM Wrigley Jr Co.†

2,936

162,390

Estee Lauder Cos., Inc. —

Total Materials

1,245,840

UTILITIES 0.9%

Class A

3,480

158,375

Questar Corp.

2,880

152,208

Procter & Gamble Co.

2,506

153,342

AES Corp.*

5,360

117,277

Campbell Soup Co.

3,829

148,603

PepsiCo, Inc.

Total Common Stocks

2,263

146,756

Total Utilities

269,485

(Cost $28,122,425)

Hershey Co.†

2,760

139,711

Brown-Forman Corp. —

31,163,287

Class B†

1,910

139,583

McCormick & Co., Inc.†

3,319

126,719

AMOUNT

FACE

Total Consumer Staples

2,904,470

FINANCIALS 7.8%

REPURCHASE AGREEMENT 0.4%

Progressive Corp.

12,620

301,997

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

Countrywide Financial Corp.†

7,573

275,278

issued 06/29/07 at 4.15%

Chicago Mercantile

Exchange Holdings, Inc.

470

251,149

due 07/02/07

$

128,563

128,563

Moody’s Corp.

3,950

245,690

Total Repurchase Agreement

(Cost $128,563)

128,563

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

75

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2007

LARGE-CAP GROWTH FUND

FACE

VALUE

MARKET

AMOUNT

(NOTE 1)

SECURITIES LENDING COLLATERAL 19.4%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

$6,059,343

$

6,059,343

Total Securities Lending Collateral

(Cost $6,059,343)

6,059,343

Total Investments 119.3%

(Cost $34,310,331)

$ 37,351,193

Liabilities in Excess of

Other Assets – (19.3)%

$  (6,041,473)

Net Assets – 100.0%

$ 31,309,720

*

†

Non-Income Producing Security.

All or a portion of this security is on loan at June 30, 2007 — See Note 8.

76

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

U.S. GOVERNMENT MONEY MARKET FUND

FACE

VALUE

MARKET

AMOUNT

(NOTE 1)

FEDERAL AGENCY DISCOUNT NOTES 48.5%

Fannie Mae*

5.11% due 08/15/07

$25,000,000

$

24,843,861

Farmer Mac*

5.12% due 09/13/07

25,000,000

24,740,444

Federal Farm Credit Bank*

5.08% due 07/26/07

25,000,000

24,915,333

Federal Home Loan Bank*

5.14% due 08/10/07

15,000,000

14,916,475

Freddie Mac*

5.12% due 08/06/07

25,000,000

24,875,556

5.13% due 08/31/07

25,000,000

24,786,250

Total Federal Agency Discount Notes

(Cost $139,077,919)

139,077,919

FEDERAL AGENCY BONDS 8.7%

Federal Home Loan Bank*

5.25% due 11/02/07

$25,000,000

25,000,000

Total Federal Agency Bonds

(Cost $25,000,000)

25,000,000

REPURCHASE AGREEMENTS 45.6%

Repurchase Agreement (Note 5)

Mizuho Financial Group, Inc.

issued 06/29/07 at 4.50%

due 07/02/07

40,413,220

40,413,220

UBS Financial Services, Inc.

issued 06/29/07 at 4.29%

due 07/02/07

40,413,220

40,413,220

Morgan Stanley

issued 06/29/07 at 4.25%

due 07/02/07

40,067,806

40,067,806

Lehman Brothers Holdings, Inc.

issued 06/29/07 at 4.15%

due 07/02/07

9,991,350

9,991,350

Total Repurchase Agreements

(Cost $130,885,596)

130,885,596

Total Investments 102.8%

(Cost $294,963,515)

$ 294,963,515

Liabilities in Excess of

Other Assets – (2.8)%

$

(8,038,956)

Net Assets – 100.0%

$ 286,924,559

*

U.S. Government.

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT |

77

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

S&P 500

Inverse

OTC

Inverse

Nova

Strategy

OTC

Strategy

Fund

Fund

Fund

Fund

ASSETS

Investment Securities* (Notes 1, 2 and 8)

$

87,947,733

$

6,998,427

$

58,046,077

$

4,497,268

Repurchase Agreements* (Note 5)

18,886,091

9,579,795

21,223,144

5,517,264

Segregated Cash with Broker

809,200

13,683

325,000

611,000

Cash

—

—

—

—

Receivable for Equity Index Swap Settlement (Note 1)

—

76,500

64,061

142,057

Receivable for Futures Contracts Settlement (Note 1)

—

187

3,125

—

Receivable for Securities Sold (Note 1)

—

—

—

—

Receivable for Fund Shares Sold

23,700

239,034

204,572

1,976,153

Investment Income Receivable (Note 1)

106,180

3,459

9,545

1,995

Total Assets

107,772,904

16,911,085

79,875,524

12,745,737

LIABILITIES

Payable for Equity Index Swap Settlement (Note 1)

190,927

—

—

964

Payable for Futures Contracts Settlement (Note 1)

13,727

—

—

5,876

Payable upon Return of Securities Loaned (Note 8)

11,632,888

—

10,763,099

—

Payable for Securities Purchased (Note 1)

—

—

—

—

Payable for Fund Shares Redeemed

38,776

1,287

5,130,335

320,739

Investment Advisory Fees Payable (Note 3)

61,595

14,161

41,774

18,192

Transfer Agent and Administrative Fees Payable (Note 3)

20,532

3,934

13,925

5,053

Distribution and Service Fees Payable (Note 3)

20,532

3,934

13,925

5,053

Portfolio Accounting Fees Payable (Note 3)

8,213

1,573

5,570

2,021

Custody Fees Payable

2,464

472

1,671

606

Other Liabilities

82,100

22,139

59,897

23,317

Total Liabilities

12,071,754

47,500

16,030,196

381,821

NET ASSETS

$

95,701,150

$ 16,863,585

$

63,845,328

$ 12,363,916

NET ASSETS CONSIST OF

Paid-In Capital

$163,965,048

$ 48,848,305

$ 425,053,537

$ 26,454,564

Undistributed Net Investment Income (Loss)

872,450

478,238

(125,782)

668,354

Accumulated Net Realized Gain (Loss) on Investments,

Equity Index Swaps, and Futures Contracts

(81,279,045)

(32,547,962)

(383,598,372)

(14,819,975)

Net Unrealized Appreciation on Investments,

Equity Index Swaps, and Futures Contracts

12,142,697

85,004

22,515,945

60,973

NET ASSETS

$

95,701,150

$ 16,863,585

$

63,845,328

$ 12,363,916

SHARES OUTSTANDING

8,760,003

396,414

3,775,211

663,326

NET ASSET VALUES

$10.92

$42.54

$16.91

$18.64

*

The cost of investments is $94,301,415, $16,580,300, $56,830,653, $10,017,937, $30,767,880, $32,330,978, $85,342,455, $1,344,083,

$9,040,202, $53,423,542, $8,868,383, and $40,297,689, respectively.

78

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

June 30, 2007

Inverse

Inverse

Government

S&P 500

OTC

Mid-Cap

Mid-Cap

Russell 2000®

Russell 2000®

Russell 2000®

Long Bond

2x Strategy

2x Strategy

1.5x Strategy

Strategy

2x Strategy

1.5x Strategy

Strategy

1.2x Strategy

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$26,060,696

$29,898,024

$52,277,576

$ 1,248,794

$5,451,584

$28,298,209

$ 1,999,858

$ 26,891,671

10,205,326

9,394,297

36,680,546

95,289

3,910,773

27,878,305

6,868,525

13,665,639

809,200

1,872,000

960,000

—

227,200

460,800

217,600

594,000

110

—

—

106,524

21

92

—

—

—

31,840

—

150,982

—

—

46,469

—

—

1,382,965

—

—

—

—

33,973

499,096

8,513

—

—

—

—

—

—

1,800,600

505,900

8,745,478

787,056

34,533

195,789

736,878

328,347

4,085,401

26,386

4,268

31,587

35

6,034

28,654

2,483

270,087

37,616,131

51,328,872

90,736,765

1,636,157

9,791,401

57,402,938

9,497,255

47,806,494

194,019

93,617

700,518

—

46,896

664,268

—

—

13,727

—

70,400

—

56,091

40,244

—

—

3,527,474

5,750,008

10,357,760

—

1,022,607

4,991,791

—

—

1,509,024

—

75,027

—

—

—

—

—

325

327

4,267,605

19,766

134

4,470,038

96,489

8,650,247

24,354

28,558

45,722

2,430

5,167

31,461

8,450

18,800

6,765

7,933

12,701

675

1,435

8,739

2,347

7,520

6,765

7,933

12,701

675

1,435

8,739

2,347

9,400

2,706

3,173

5,080

270

574

3,496

939

3,760

812

952

1,524

132

172

1,049

282

1,209

23,883

29,532

35,052

2,826

2,747

38,022

9,658

45,757

5,309,854

5,922,033

15,584,090

26,774

1,137,258

10,257,847

120,512

8,736,693

$32,306,277

$ 45,406,839

$75,152,675

$ 1,609,383

$8,654,143

$47,145,091

$

9,376,743

$ 39,069,801

$25,047,238

$37,682,461

$67,517,890

$ 3,282,795

$8,324,272

$40,534,602

$17,764,922

$ 48,390,612

235,936

138,994

245,030

81,804

19,904

295,670

258,180

—

1,832,413

318,922

4,040,066

(1,808,342)

100,868

3,977,383

(8,772,748)

(10,053,690)

5,190,690

7,266,462

3,349,689

53,126

209,099

2,337,436

126,389

732,879

$32,306,277

$ 45,406,839

$75,152,675

$ 1,609,383

$8,654,143

$47,145,091

$

9,376,743

$ 39,069,801

1,356,488

1,657,079

2,683,191

47,245

305,447

1,060,940

280,458

3,616,026

$23.82

$27.40

$28.01

$34.06

$28.33

$44.44

$33.43

$10.80

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

79

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (concluded)

Inverse Government

Long Bond

Strategy

Strategy

Strategy

Strategy

Europe 1.25x

Japan 1.25x

Dow 2x

Fund

Fund

Fund

Fund

ASSETS

Investment Securities* (Notes 1, 2 and 8)

$14,997,142

$41,365,267

$

6,998,427

$27,790,859

Repurchase Agreements* (Note 5)

23,539,087

51,458,294

18,502,990

7,255,878

Segregated Cash with Broker

315,260

—

44,600

1,071,000

Cash

—

—

—

—

Receivable for Short Sale

48,016

—

—

—

Receivable for Equity Index Swap Settlement (Note 1)

—

1,328,763

43,985

—

Receivable for Futures Contracts Settlement (Note 1)

—

—

5,263

—

Receivable for Securities Sold (Note 1)

—

992,801

—

—

Receivable for Fund Shares Sold

661,336

429,829

42,511

2,563,296

Investment Income Receivable (Note 1)

8,297

108,627

6,604

26,786

Total Assets

39,569,138

95,683,581

25,644,380

38,707,819

LIABILITIES

Short Sales at Market Value** (Notes 1 and 2)

10,499,594

—

—

—

Payable for Equity Index Swap Settlement (Note 1)

—

—

—

138,451

Payable for Futures Contracts Settlement (Note 1)

241,546

—

—

125,917

Payable upon Return of Securities Loaned (Note 8)

—

9,280,296

—

3,658,714

Payable for Securities Purchased (Note 1)

—

—

—

1,994,483

Payable for Fund Shares Redeemed

5,967

945,613

1,534,137

75,763

Investment Advisory Fees Payable (Note 3)

19,435

65,647

21,262

23,269

Transfer Agent and Administrative Fees Payable (Note 3)

5,399

18,235

5,906

6,464

Distribution and Service Fees Payable (Note 3)

5,399

18,235

5,906

6,464

Portfolio Accounting Fees Payable (Note 3)

2,159

7,294

2,362

2,585

Custody Fees Payable

648

2,188

709

1,145

Interest Payable

200,314

—

—

—

Other Liabilities

20,810

53,850

23,480

12,315

Total Liabilities

11,001,271

10,391,358

1,593,762

6,045,570

NET ASSETS

$28,567,867

$85,292,223

$24,050,618

$32,662,249

NET ASSETS CONSIST OF

Paid-In Capital

$35,660,165

$68,504,448

$23,822,593

$25,383,350

Undistributed Net Investment Income (Loss)

504,664

1,398,344

934,794

308,272

Accumulated Net Realized Gain (Loss) on Investments,

Equity Index Swaps, and Futures Contracts

(8,099,125)

6,743,025

(754,025)

2,902,579

Net Unrealized Appreciation on Investments,

Equity Index Swaps, and Futures Contracts

502,163

8,646,406

47,256

4,068,048

NET ASSETS

$28,567,867

$85,292,223

$24,050,618

$32,662,249

SHARES OUTSTANDING

1,237,908

2,550,634

882,973

1,070,114

NET ASSET VALUES

$23.08

$33.44

$27.24

$30.52

$27,966,428, $45,077,982, $34,310,331, and $294,963,515, respectively.

*  The cost of investments is $38,538,221, $85,511,499, $25,501,417, $30,697,373, $15,157,905, $19,444,141, $38,434,390, $70,737,313,

**

The proceeds from short sales are $10,859,796, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0 and $0, respectively.

80

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

June 30, 2007

Dow 2x

Small-Cap

Mid-Cap

Large-Cap

Small-Cap

Mid-Cap

Large-Cap

U.S. Government

Inverse

Strategy

Value

Value

Value

Growth

Growth

Growth

Money Market

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

3,999,716

$22,768,958

$43,147,591

$81,102,390

$30,142,448

$49,466,821

$37,222,630

$164,077,919

11,158,189

27,022

210,130

224,689

1,222,057

221,417

128,563

130,885,596

180,000

—

—

—

—

—

—

—

—

—

—

3,734

—

—

—

—

—

—

—

—

—

—

—

—

247,550

—

—

—

—

—

—

—

6,800

—

—

—

—

—

—

—

—

254,076

4,354,512

867,288

—

466,375

—

—

71,705

8,582

11,262

892,191

618,815

1,124,220

821,456

67,237

3,989

23,756

35,635

132,677

4,320

7,084

11,102

258,383

15,667,949

23,082,394

47,759,130

83,222,969

31,987,640

51,285,917

38,183,751

295,289,135

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

5,717,386

10,305,966

18,642,953

7,195,326

11,740,582

6,059,343

—

—

—

—

1,482,039

841,553

1,433,995

233,507

—

16,334

192,041

4,389,436

222,897

816,735

136,578

531,881

7,919,946

12,316

11,588

25,367

42,355

14,055

24,203

17,896

114,364

3,421

3,863

8,456

14,118

4,685

8,068

5,965

45,745

3,421

3,863

8,456

14,118

4,685

8,068

5,965

57,182

1,369

1,545

3,382

5,647

1,874

3,227

2,386

22,333

411

556

1,068

1,694

593

983

716

6,862

—

—

—

—

—

—

—

—

6,462

18,094

28,083

45,893

15,421

19,334

16,372

198,144

43,734

5,948,936

14,770,214

20,471,714

8,894,927

13,375,038

6,874,031

8,364,576

$15,624,215

$17,133,458

$32,988,916

$62,751,255

$23,092,713

$37,910,879

$31,309,720

$286,924,559

$22,046,382

$14,053,846

$30,829,629

$51,892,940

$21,784,341

$35,119,016

$29,563,424

$286,918,608

449,929

88,117

275,916

507,232

(89,386)

(52,929)

(78,880)

7,497

(7,094,492)

(360,344)

(3,039,960)

(238,683)

(2,000,319)

(1,765,464)

(1,215,686)

(1,546)

222,396

3,351,839

4,923,331

10,589,766

3,398,077

4,610,256

3,040,862

—

$15,624,215

$ 17,133,458

$32,988,916

$62,751,255

$23,092,713

$37,910,879

$31,309,720

$286,924,559

524,839

577,987

1,367,066

1,832,672

711,401

1,156,098

1,096,467

286,938,216

$29.77

$29.64

$24.13

$34.24

$32.46

$32.79

$28.56

$1.00

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

81

STATEMENTS OF OPERATIONS (Unaudited)

S&P 500

OTC

Inverse

Inverse

Nova

Strategy

OTC

Strategy

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest (Note 1)

$

524,407

$

527,252

$

246,460

$

737,750

Income from Securities Lending, net (Note 8)

3,918

—

6,770

—

Dividends, Net of Foreign Tax Withheld* (Note 1)

826,144

—

116,017

—

Total Income

1,354,469

527,252

369,247

737,750

EXPENSES

Investment Advisory Fees (Note 3)

393,121

89,704

245,437

124,355

Transfer Agent and Administrative Fees (Note 3)

131,040

24,918

81,812

34,543

Audit and Outside Services

36,223

13,397

31,291

11,261

Portfolio Accounting Fees (Note 3)

52,416

9,967

32,725

13,817

Trustees’ Fees**

4,846

1,279

3,666

1,450

Service Fees (Note 3)

131,040

24,918

81,812

34,543

Custody Fees

13,565

2,614

11,972

3,692

Miscellaneous

23,901

(3,340)

6,314

4,735

Total Expenses

786,152

163,457

495,029

228,396

Net Investment Income (Loss)

568,317

363,795

(125,782)

509,354

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)

Net Realized Gain (Loss) on:

Investment Securities

1,862,883

(828)

7,065,206

(3,262)

Equity Index Swaps

3,675,573

(1,219,298)

319,150

(1,486,513)

Futures Contracts

1,173,135

(174,572)

172,484

(940,877)

Total Net Realized Gain (Loss)

6,711,591

(1,394,698)

7,556,840

(2,430,652)

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

2,369,181

(1,250)

(1,675,112)

(2,952)

Equity Index Swaps

3,643

62,542

45,360

(129,530)

Futures Contracts

(145,329)

8,601

70,569

(190,137)

Net Change in Unrealized Appreciation (Depreciation)

2,227,495

69,893

(1,559,183)

(322,619)

Net Gain (Loss) on Investments

8,939,086

(1,324,805)

5,997,657

(2,753,271)

Net Increase (Decrease) in Net Assets from Operations

$9,507,403

$

(961,010)

$ 5,871,875

$(2,243,917)

**

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

*

Foreign tax withheld of $0, $0, $1,233, $0, $0, $576, $0, $0, $9, $125, $0, and $0, respectively.

82

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended June 30, 2007

S&P 500

Inverse

Inverse

Government

2x Strategy

2x Strategy

1.5x Strategy

Strategy

2x Strategy

1.5x Strategy

Strategy

1.2x Strategy

OTC

Mid-Cap

Mid-Cap

Russell 2000®

Russell 2000®

Russell 2000®

Long Bond

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

179,288

$

363,713

$

443,735

$

75,030

$

40,790

$

426,631

$ 261,219

$ 1,309,813

1,304

2,456

2,896

—

37

8,808

—

—

213,987

48,491

150,746

—

22,377

151,582

—

—

394,579

414,660

597,377

75,030

63,204

587,021

261,219

1,309,813

138,064

162,421

205,932

13,165

23,969

199,866

45,333

134,127

38,351

45,117

57,203

3,657

6,658

55,518

12,592

53,651

10,434

13,667

14,099

1,555

390

20,580

5,372

22,476

15,340

18,047

22,881

1,463

2,663

22,207

5,037

26,825

1,442

1,770

1,934

179

146

2,468

602

2,977

38,351

45,117

57,203

3,657

6,658

55,518

12,592

67,063

4,298

5,659

7,254

420

1,166

8,411

1,283

7,283

7,592

7,248

12,859

144

2,884

5,505

441

9,262

253,872

299,046

379,365

24,240

44,534

370,073

83,252

323,664

140,707

115,614

218,012

50,790

18,670

216,948

177,967

986,149

200,605

350,431

1,403,465

(8)

(14,273)

2,751,718

—

(2,592,792)

532,533

1,578,973

548,732

(47,684)

92,044

1,041,876

(250,200)

—

702,781

2,015,147

903,579

(126,225)

(13,026)

(65,541)

(437,479)

(1,585,634)

1,435,919

3,944,551

2,855,776

(173,917)

64,745

3,728,053

(687,679)

(4,178,426)

862,820

1,287,696

1,448,943

—

264,368

(1,550,704)

—

(939,962)

(35,561)

(66,541)

(264,217)

(3,227)

(7,193)

(343,426)

(21,556)

—

(132,604)

410,001

345,652

(14,923)

(46,631)

192,810

64,013

1,112,392

694,655

1,631,156

1,530,378

(18,150)

210,544

(1,701,320)

42,457

172,430

2,130,574

5,575,707

4,386,154

(192,067)

275,289

2,026,733

(645,222)

(4,005,996)

$2,271,281

$5,691,321

$4,604,166

$(141,277)

$293,959

$2,243,681

$(467,255)

$(3,019,847)

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

83

STATEMENTS OF OPERATIONS (Unaudited) (concluded)

Inverse Government

Strategy

Strategy

Strategy

Strategy

Long Bond

Europe 1.25x

Japan 1.25x

Dow 2x

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest (Note 1)

$ 878,087

$1,107,609

$ 716,111

$

182,763

Income from Securities Lending, net (Note 8)

—

247

—

921

Dividends, Net of Foreign Tax Withheld* (Note 1)

—

671,660

—

284,826

Total Income

878,087

1,779,516

716,111

468,510

EXPENSES

Investment Advisory Fees (Note 3)

98,440

362,976

123,094

151,489

Transfer Agent and Administrative Fees (Note 3)

27,344

100,827

34,193

42,080

Audit and Outside Services

11,184

19,444

11,492

7,841

Portfolio Accounting Fees (Note 3)

10,938

40,331

13,677

16,832

Interest Expense

322,796

—

—

—

Trustees’ Fees**

1,271

3,215

1,439

1,117

Service Fees (Note 3)

27,344

100,827

34,193

42,080

Pricing Service Expense

2,384

9,422

3,075

14,825

Custody Fees

2,961

10,471

3,546

5,604

Miscellaneous

(939)

19,417

1,437

(855)

Total Expenses

503,723

666,930

226,146

281,013

Net Investment Income (Loss)

374,364

1,112,586

489,965

187,497

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)

Net Realized Gain (Loss) on:

Investment Securities

(1,489)

1,341,749

—

149,828

Equity Index Swaps

—

2,529,571

(141,348)

1,846,995

Futures Contracts

309,281

—

(54,172)

(43,312)

Securities Sold Short

387,543

—

—

—

Total Net Realized Gain (Loss)

695,335

3,871,320

(195,520)

1,953,511

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(1,296)

1,040,231

—

1,329,438

Equity Index Swaps

—

1,609,195

(496,536)

(353,329)

Futures Contracts

16,628

—

(124,148)

(382,001)

Securities Sold Short

(300,953)

—

—

—

Net Change in Unrealized Appreciation (Depreciation)

(285,621)

2,649,426

(620,684)

594,108

Net Gain (Loss) on Investments

409,714

6,520,746

(816,204)

2,547,619

Net Increase (Decrease) in Net Assets from Operations

$ 784,078

$7,633,332

$(326,239)

$2,735,116

**

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

*  Foreign tax withheld of $0, $109,051, $0, $0, $0, $168, $0, $0, $0, $0, $0, and $0, respectively.

84

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended June 30, 2007

Inverse

Strategy

Value

Value

Value

Growth

Growth

Growth

Money Market

Dow 2x

Small-Cap

Mid-Cap

Large-Cap

Small-Cap

Mid-Cap

Large-Cap

U.S. Government

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

469,452

$

2,470

$

4,909

$

7,600

$

3,024

$

3,394

$

3,392

$ 6,384,237

—

17,515

7,116

7,180

15,644

2,973

1,415

—

—

205,533

520,439

874,798

44,252

142,016

78,903

—

469,452

225,518

532,464

889,578

62,920

148,383

83,710

6,384,237

76,009

82,897

164,959

260,185

75,689

100,077

81,038

611,247

21,114

27,632

54,987

86,728

25,230

33,359

27,013

244,499

4,026

8,668

8,462

15,709

6,490

6,987

6,639

88,942

8,445

11,053

21,995

34,691

10,092

13,343

10,805

120,135

—

—

—

—

—

—

—

—

554

1,155

1,619

2,815

915

1,036

942

12,319

21,114

27,632

54,987

86,728

25,230

33,359

27,013

305,624

7,254

2,754

4,403

7,887

2,424

2,521

2,458

26,427

2,293

3,233

6,194

9,570

3,160

4,241

2,924

32,028

3,600

1,532

13,281

17,934

3,076

6,389

3,758

30,049

144,409

166,556

330,887

522,247

152,306

201,312

162,590

1,471,270

325,043

58,962

201,577

367,331

(89,386)

(52,929)

(78,880)

4,912,967

—

(390,215)

(951,321)

(170,078)

347,724

(322,549)

236,450

—

(2,326,481)

—

—

—

—

—

—

—

(626,843)

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

(2,953,324)

(390,215)

(951,321)

(170,078)

347,724

(322,549)

236,450

—

—

751,107

2,677,399

4,495,699

942,788

2,536,902

1,048,787

—

494,006

—

—

—

—

—

—

—

28,926

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

522,932

751,107

2,677,399

4,495,699

942,788

2,536,902

1,048,787

—

(2,430,392)

360,892

1,726,078

4,325,621

1,290,512

2,214,353

1,285,237

—

$(2,105,349)

$

419,854

$1,927,655

$4,692,952

$1,201,126

$2,161,424

$1,206,357

$4,912,967

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

85

STATEMENTS OF CHANGES IN NET ASSETS

Nova Fund

Strategy Fund

Inverse S&P 500

Ended

Period

Ended

Year

Ended

Ended

Period

Year

2007†

2006

2007†

2006

June 30,

December 31,

June 30,

December 31,

FROM OPERATIONS

Net Investment Income (Loss)

$

568,317

$

998,244

$

363,795

$

1,141,661

Net Realized Gain (Loss) on Investments

6,711,591

16,003,379

(1,394,698)

(4,609,692)

Net Change in Unrealized Appreciation (Depreciation)

on Investments

2,227,495

2,015,525

69,893

(522,300)

Net Increase (Decrease) in Net Assets from Operations

9,507,403

19,017,148

(961,010)

(3,990,331)

Distributions to Shareholders from: (Note 1)

Net Investment Income

—

(1,341,115)

—

(1,546,385)

Realized Gain on Investments

—

—

—

—

Total Distributions to Shareholders

—

(1,341,115)

—

(1,546,385)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

127,138,622

330,789,125

92,615,300

323,687,307

Value of Shares Purchased through Dividend

Reinvestment

—

1,341,115

—

1,546,385

Cost of Shares Redeemed

(175,421,555)

(347,347,685)

(93,815,997)

(333,177,077)

Net Increase (Decrease) in Net Assets From Share

Transactions

(48,282,933)

(15,217,445)

(1,200,697)

(7,943,385)

Net Increase (Decrease) in Net Assets

(38,775,530)

2,458,588

(2,161,707)

(13,480,101)

NET ASSETS—BEGINNING OF PERIOD

134,476,680

132,018,092

19,025,292

32,505,393

NET ASSETS—END OF PERIOD

$

95,701,150

$ 134,476,680

$ 16,863,585

$

19,025,292

Undistributed Net Investment Income (Loss)—End

of Period

$

872,450

$

304,133

$

478,238

$

114,443

†

Unaudited

86

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

OTC Fund

Strategy Fund

2x Strategy Fund

2x Strategy Fund

Inverse OTC

S&P 500

OTC

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Period

Year

Period

Year

Period

Year

Period

Year

2007†

2006

2007†

2006

2007†

2006

2007†

2006

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

$

(125,782)

$

(394,473)

$

509,354

$

1,043,640

$

140,707

$

313,647

$

115,614

$

51,200

7,556,840

7,365,238

(2,430,652)

(1,601,916)

1,435,919

3,947,635

3,944,551

2,697,092

(1,559,183)

(3,044,627)

(322,619)

(77,041)

694,655

2,877,796

1,631,156

1,458,151

5,871,875

3,926,138

(2,243,917)

(635,317)

2,271,281

7,139,078

5,691,321

4,206,443

—

—

—

(1,363,464)

—

(352,813)

—

(27,820)

—

—

—

—

—

(1,389,756)

—

—

—

—

—

(1,363,464)

—

(1,742,569)

—

(27,820)

112,563,917

340,799,995

768,099,449

590,666,208

74,096,463

177,319,546

584,030,264

708,369,127

—

—

—

1,363,464

—

1,742,569

—

27,820

(127,461,551)

(374,342,089)

(777,420,239)

(585,750,595)

(81,724,718)

(172,192,682)

(573,987,358)

(727,215,523)

(14,897,634)

(33,542,094)

(9,320,790)

6,279,077

(7,628,255)

6,869,433

10,042,906

(18,818,576)

(9,025,759)

(29,615,956)

(11,564,707)

4,280,296

(5,356,974)

12,265,942

15,734,227

(14,639,953)

72,871,087

102,487,043

23,928,623

19,648,327

37,663,251

25,397,309

29,672,612

44,312,565

$

63,845,328

$

72,871,087

$

12,363,916

$

23,928,623

$ 32,306,277

$

37,663,251

$

45,406,839

$

29,672,612

$

(125,782)

$

—

$

668,354

$

159,000

$

235,936

$

95,229

$

138,994

$

23,380

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

87

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Mid-Cap 1.5x

Inverse Mid-Cap

Strategy Fund

Strategy Fund

Ended

Ended

Ended

Ended

Period

Year

Period

Year

2007†

2006

2007†

2006

June 30,

December 31,

June 30,

December 31,

FROM OPERATIONS

Net Investment Income

$

218,012

$

136,623

$

50,790

$

151,793

Net Realized Gain (Loss) on Investments

2,855,776

2,811,108

(173,917)

(809,381)

Net Change in Unrealized Appreciation (Depreciation)

on Investments

1,530,378

(749,220)

(18,150)

45,113

Net Increase (Decrease) in Net Assets from Operations

4,604,166

2,198,511

(141,277)

(612,475)

Distributions to Shareholders from: (Note 1)

Net Investment Income

—

(109,605)

—

(122,428)

Realized Gain on Investments

—

(7,740,154)

—

—

Total Distributions to Shareholders

—

(7,849,759)

—

(122,428)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

253,589,303

325,859,602

50,942,734

79,226,875

Value of Shares Purchased through Dividend

Reinvestment

—

7,849,759

—

122,428

Cost of Shares Redeemed

(222,026,738)

(340,269,215)

(55,150,808)

(75,502,029)

Net Increase (Decrease) in Net Assets From Share

Transactions

31,562,565

(6,559,854)

(4,208,074)

3,847,274

Net Increase (Decrease) in Net Assets

36,166,731

(12,211,102)

(4,349,351)

3,112,371

NET ASSETS—BEGINNING OF PERIOD

38,985,944

51,197,046

5,958,734

2,846,363

NET ASSETS—END OF PERIOD

$

75,152,675

$

38,985,944

$

1,609,383

$

5,958,734

Undistributed Net Investment Income—End of Period

$

245,030

$

27,018

$

81,804

$

31,014

*

Since the commencement of operations: October 27, 2006.

†

Unaudited

88

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Russell 2000®

Russell 2000®

Inverse Russell 2000®

Government Long Bond

2x Strategy Fund

1.5x Strategy Fund

Strategy Fund

1.2x Strategy Fund

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Period

Year

Period

Year

Period

Year

Period

Year

2007†

2006*

2007†

2006

2007†

2006

2007†

2006

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

$

18,670

$

8,434

$

216,948

$

290,811

$

177,967

$

550,676

$

986,149

$

2,342,620

64,745

36,123

3,728,053

5,542,274

(687,679)

(3,595,440)

(4,178,426)

(1,287,584)

210,544

(1,445)

(1,701,320)

1,091,905

42,457

(111,097)

172,430

(922,470)

293,959

43,112

2,243,681

6,924,990

(467,255)

(3,155,861)

(3,019,847)

132,566

—

(7,200)

—

(227,797)

—

(478,048)

(986,149)

(2,342,620)

—

—

—

—

—

—

—

—

—

(7,200)

—

(227,797)

—

(478,048)

(986,149)

(2,342,620)

19,079,072

11,344,299

232,933,877

540,992,356

109,208,305

220,791,019

216,647,541

601,286,045

—

7,200

—

227,797

—

478,048

986,149

2,342,620

(15,302,678)

(6,803,621)

(261,144,233)

(513,395,018)

(111,601,753)

(217,247,922)

(224,978,083)

(611,158,020)

3,776,394

4,547,878

(28,210,356)

27,825,135

(2,393,448)

4,021,145

(7,344,393)

(7,529,355)

4,070,353

4,583,790

(25,966,675)

34,522,328

(2,860,703)

387,236

(11,350,389)

(9,739,409)

4,583,790

—

73,111,766

38,589,438

12,237,446

11,850,210

50,420,190

60,159,599

$

8,654,143

$

4,583,790

$

47,145,091

$

73,111,766

$

9,376,743

$

12,237,446

$

39,069,801

$

50,420,190

$

19,904

$

1,234

$

295,670

$

78,722

$

258,180

$

80,213

$

—

$

—

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

89

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Strategy Fund

Strategy Fund

Inverse Government Long Bond

Europe 1.25x

Ended

Period

Year

Period

Year

June 30,

December 31,

June 30,

December 31,

Ended

Ended

Ended

2007†

2006

2007†

2006

FROM OPERATIONS

Net Investment Income

$

374,364

$

925,066

$

1,112,586

$

1,359,244

Net Realized Gain (Loss) on Investments

695,335

1,012,360

3,871,320

6,101,304

Net Change in Unrealized Appreciation (Depreciation)

on Investments

(285,621)

310,630

2,649,426

4,804,875

Net Increase (Decrease) in Net Assets from Operations

784,078

2,248,056

7,633,332

12,265,423

Distributions to Shareholders from: (Note 1)

Net Investment Income

—

(794,766)

—

(1,340,770)

Realized Gain on Investments

—

—

—

(2,181,876)

Total Distributions to Shareholders

—

(794,766)

—

(3,522,646)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

88,355,599

170,305,300

88,138,126

200,327,455

Value of Shares Purchased through Dividend

Reinvestment

—

794,766

—

3,522,646

Cost of Shares Redeemed

(89,818,182)

(172,977,804)

(99,969,479)

(149,056,372)

Net Increase (Decrease) in Net Assets From Share

Transactions

(1,462,583)

(1,877,738)

(11,831,353)

54,793,729

Net Increase (Decrease) in Net Assets

(678,505)

(424,448)

(4,198,021)

63,536,506

NET ASSETS—BEGINNING OF PERIOD

29,246,372

29,670,820

89,490,244

25,953,738

NET ASSETS—END OF PERIOD

$ 28,567,867

$

29,246,372

$ 85,292,223

$

89,490,244

Undistributed Net Investment Income—End

of Period

$

504,664

$

130,300

$

1,398,344

$

285,758

†

Unaudited

90

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Japan 1.25x

Dow 2x

Inverse Dow 2x

Strategy Fund

Strategy Fund

Strategy Fund

Value Fund

Small-Cap

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Period

Year

Period

Year

Period

Year

Period

Year

2007†

2006

2007†

2006

2007†

2006

2007†

2006

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

$

489,965

$

1,051,644

$

187,497

$

311,984

$

325,043

$

373,015

$

58,962

$

173,885

(195,520)

20,050

1,953,511

5,080,243

(2,953,324)

(3,397,426)

(390,215)

1,000,837

(620,684)

(1,428,995)

594,108

3,041,742

522,932

(490,434)

751,107

1,860,179

(326,239)

(357,301)

2,735,116

8,433,969

(2,105,349)

(3,514,845)

419,854

3,034,901

—

(896,686)

—

(191,209)

—

(253,535)

—

(144,730)

—

(4,542,900)

—

(3,941,317)

—

—

—

(1,515,321)

—

(5,439,586)

—

(4,132,526)

—

(253,535)

—

(1,660,051)

79,556,548

199,922,255

92,997,928

205,483,794

71,762,966

112,560,241

28,115,455

144,403,437

—

5,439,586

—

4,132,526

—

253,535

—

1,660,051

(85,689,381)

(224,274,267)

(108,436,048)

(181,472,287)

(71,086,803)

(99,248,879)

(45,525,371)

(132,350,088)

(6,132,833)

(18,912,426)

(15,438,120)

28,144,033

676,163

13,564,897

(17,409,916)

13,713,400

(6,459,072)

(24,709,313)

(12,703,004)

32,445,476

(1,429,186)

9,796,517

(16,990,062)

15,088,250

30,509,690

55,219,003

45,365,253

12,919,777

17,053,401

7,256,884

34,123,520

19,035,270

$

24,050,618

$

30,509,690

$

32,662,249

$

45,365,253

$ 15,624,215

$

17,053,401

$

17,133,458

$

34,123,520

$

934,794

$

444,829

$

308,272

$

120,775

$

449,929

$

124,886

$

88,117

$

29,155

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

91

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Mid-Cap

Large-Cap

Value Fund

Value Fund

Period

Year

Period

Year

June 30,

December 31,

June 30,

December 31,

Ended

Ended

Ended

Ended

2007†

2006

2007†

2006

FROM OPERATIONS

Net Investment Income (Loss)

$

201,577

$

286,721

$

367,331

$

554,773

Net Realized Gain (Loss) on Investments

(951,321)

138,273

(170,078)

1,020,513

Net Change in Unrealized Appreciation on Investments

2,677,399

1,884,835

4,495,699

5,455,621

Net Increase in Net Assets from Operations

1,927,655

2,309,829

4,692,952

7,030,907

Distributions to Shareholders from: (Note 1)

Net Investment Income

—

(212,382)

—

(420,965)

Realized Gain on Investments

—

—

—

(1,346,753)

Total Distributions to Shareholders

—

(212,382)

—

(1,767,718)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

97,777,533

76,783,553

145,491,996

241,682,369

Value of Shares Purchased through Dividend

Reinvestment

—

212,382

—

1,767,718

Cost of Shares Redeemed

(94,970,594)

(65,070,840)

(170,756,420)

(189,937,692)

Net Increase (Decrease) in Net Assets From Share

Transactions

2,806,939

11,925,095

(25,264,424)

53,512,395

Net Increase (Decrease) in Net Assets

4,734,594

14,022,542

(20,571,472)

58,775,584

NET ASSETS—BEGINNING OF PERIOD

28,254,322

14,231,780

83,322,727

24,547,143

NET ASSETS—END OF PERIOD

$ 32,988,916

$ 28,254,322

$

62,751,255

$

83,322,727

Undistributed Net Investment Income (Loss)—End

of Period

$

275,916

$

74,339

$

507,232

$

139,901

†

Unaudited

92

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Growth Fund

Growth Fund

Growth Fund

Market Fund

Small-Cap

Mid-Cap

Large-Cap

U.S. Government Money

Period

Year

Period

Year

Period

Year

Period

Year

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

2007†

2006

2007†

2006

2007†

2006

2007†

2006

$

(89,386)

$

(170,071)

$

(52,929)

$

(171,410)

$

(78,880)

$

(119,624)

$

4,912,967

$

9,620,978

347,724

(724,911)

(322,549)

600,317

236,450

(498,552)

—

—

942,788

1,013,673

2,536,902

437,245

1,048,787

1,637,437

—

—

1,201,126

118,691

2,161,424

866,152

1,206,357

1,019,261

4,912,967

9,620,978

—

—

—

—

—

—

(4,912,967)

(9,620,977)

—

(747,457)

—

(1,071,590)

—

(363,547)

—

—

—

(747,457)

—

(1,071,590)

—

(363,547)

(4,912,967)

(9,620,977)

36,875,769

145,874,332

69,791,579

102,677,830

64,117,735

119,074,730

764,133,034

1,169,136,976

—

747,457

—

1,071,590

—

363,547

4,912,967

9,620,977

(38,283,758)

(147,001,756)

(49,481,907)

(141,139,057)

(57,581,989)

(119,064,356)

(690,269,279)

(1,155,974,652)

(1,407,989)

(379,967)

20,309,672

(37,389,637)

6,535,746

373,921

78,776,722

22,783,301

(206,863)

(1,008,733)

22,471,096

(37,595,075)

7,742,103

1,029,635

78,776,722

22,783,302

23,299,576

24,308,309

15,439,783

53,034,858

23,567,617

22,537,982

208,147,837

185,364,535

$

23,092,713

$

23,299,576

$

37,910,879

$

15,439,783

$ 31,309,720

$

23,567,617

$ 286,924,559

$

208,147,837

$

(89,386)

$

—

$

(52,929)

$

—

$

(78,880)

$

—

$

7,497

$

7,497

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

93

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Realized

Net Increase

NET ASSET

Net

and

in Net Asset

Distributions

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

(Decrease)

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Return of

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

VALUE,

Investment

Unrealized

Value

from Net

from Net

from

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

Period Ended

OF PERIOD

Nova Fund

(Loss)†

on Investments

Operations

Income

Gains

Capital

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

December 31, 2006

8.56

.11

1.54

1.65

(.12)

—

—

(.12)

1.53

10.09

19.27%

1.48%

1.18%

211%

134,477

June 30, 2007Δ

$10.09

$ .06

$

.77

$

.83

$

—

$

—

$ —

$

—

$

.83

$10.92

8.23%

1.50%*

1.08%*

36%

$

95,701

December 31, 2005

8.26

December 31, 2004

7.21

.03

1.02

1.05

(—)§

—

—

(—)§

1.05

8.26

14.62%

1.46%

0.41%

654%

130,200

.05

.28

.33

(.03)

—

—

(.03)

.30

8.56

3.97%

1.53%

0.60%

381%

132,018

December 31, 2002

8.67

December 31, 2003

(.01)

(3.07)

(3.08)

(.41)

—

—

(.41)

(3.49)

5.18

(35.72)%

1.72%

(0.14)%

570%

34,017

5.18

.01

2.02

2.03

—

—

—

—

2.03

7.21

39.19%

1.54%

0.09%

729%

81,816

Inverse S&P 500 Strategy Fund

December 31, 2006†††

June 30, 2007Δ

51.50

1.70

(5.60)

(3.90)

(3.70)

—

—

(3.70)

(7.60)

43.90

(7.50)%

1.63%

3.29%

—

19,025

43.90

.12

(1.48)

(1.36)

—

—

—

—

(1.36)

42.54

(3.10)%

1.64%*

3.65%*

—

16,864

December 31, 2004†††

57.70
(.20)

(5.60)

(5.80)

—

—

—

—

(5.80)

51.90

(10.05)%

1.62%

(0.28)%

—

19,076

December 31, 2005†††

51.90

.80

(1.20)

(.40)

—

—

—

—

(.40)

51.50

(0.77)%

1.70%

1.46%

—

32,505

December 31, 2002†††

62.90

(.20)

13.80

13.60

(.80)

—

—

(.80)

44.25

75.70

21.64%

1.79%

(0.24)%

—

36,195

December 31, 2003†††

75.70

(.40)

(17.60)

(18.00)

—

—

—

—

(18.00)

57.70

(23.78)%

1.67%

(0.59)%

—

17,822

OTC Fund

December 31, 2006

14.55

(.07)

.91

.84

—

—

—

—

.84

15.39

5.77%

1.49%

(0.50)%

152%

72,871

June 30, 2007Δ

15.39

(.03)

1.55

1.52

—

—

—

—

1.52

16.91

9.88%

1.51%*

(0.38)%*

20%

63,845

December 31, 2004

13.16

(.02)

1.25

1.23

—

—

—

—

1.23

14.39

9.35%

1.47%

(0.17)%

418%

191,476

December 31, 2005

14.39

(.09)

.25

.16

—

—

—

—

.16

14.55

1.11%

1.50%

(0.68)%

294%

102,487

December 31, 2002

14.80

(.17)

(5.58)

(5.75)

—

—

—

—

(5.75)

9.05

(38.85)%

1.74%

(1.58)%

183%

77,635

December 31, 2003

9.05

(.13)

4.24

4.11

—

—

—

—

4.11

13.16

45.41%

1.53%

(1.20)%

482%

127,836

June 30, 2007Δ

19.79

.35

(1.50)

(1.15)

—

—

—

—

(1.15)

18.64

(5.81)%

1.66%*

3.70%*

—

12,364

Inverse OTC Strategy Fund

December 31, 2005

21.24

.33

(.06)

.27

—

—

—

—

.27

21.51

1.27%

1.63%

1.49%

—

19,648

December 31, 2006

21.51

.74

(1.07)

(.33)

(1.39)

—

—

(1.39)

(1.72)

19.79

(1.40)%

1.64%

3.35%

—

23,929

December 31, 2003

39.04

(.22)

(14.33)

(14.55)

—

(.40)

—

(.40)

(14.95)

24.09

(37.37)%

1.68%

(0.73)%

—

34,563

December 31, 2004

24.09

(.08)

(2.77)

(2.85)

—

—

—

—

(2.85)

21.24

(11.83)%

1.64%

(0.35)%

—

23,928

December 31, 2002

S&P 500 2x Strategy Fund

29.48

(.19)

10.22

10.03

(.47)

—

—

(.47)

9.56

39.04

33.85%

1.77%

(0.49)%

—

24,229

June 30, 2007Δ

21.71

.10

2.01

2.11

—

—

—

—

2.11

23.82

9.72%

1.65%*

0.92%*

47%

32,306

December 31, 2005

19.83

.10

.53

.63

(.02)

(2.07)

—

(2.09)

(1.46)

18.37

3.38%

1.65%

0.55%

585%

25,397

December 31, 2006

18.37

.23

4.12

4.35

(.20)

(.81)

—

(1.01)

3.34

21.71

23.70%

1.64%

1.13%

168%

37,663

December 31, 2003

16.09

(.11)

8.95

8.84

—

(3.34)

—

(3.34)

5.50

21.59

54.94%

1.69%

(0.55)%

1,085%

30,428

December 31, 2004

21.59

.02

2.98

3.00

—

(4.76)

—

(4.76)

(1.76)

19.83

16.90%

1.65%

0.09%

974%

29,053

OTC 2x Strategy Fund

December 31, 2002

29.87

(.09)

(13.65)

(13.74)

—

(.04)

—

(.04)

(13.78)

16.09

(46.00)%

1.74%

(0.49)%

—

2,122

December 31, 2006

22.39

.03

1.06

1.09

(.02)

—

—

(.02)

1.07

23.46

4.86%

1.65%

0.14%

250%

29,673

June 30, 2007Δ

23.46

.08

3.86

3.94

—

—

—

—

3.94

27.40

16.79%

1.65%*

0.64%*

155%

45,407

December 31, 2004

21.73

(.06)

2.76

2.70

(.97)

(.06)

(.31)

(1.34)

1.36

23.09

14.21%

1.65%

(0.29)%

662%

57,599

December 31, 2005

23.09

(.09)

(.61)

(.70)

—

—

—

—

(.70)

22.39

(3.03)%

1.65%

(0.42)%

343%

44,313

December 31, 2002

38.97

(.13)

(26.94)

(27.07)

—

—

—

—

(27.07)

11.90

(69.46)%

1.77%

(0.79)%

—

3,346

December 31, 2003

11.90

(.21)

11.95

11.74

—

(1.91)

—

(1.91)

9.83

21.73

98.63%

1.71%

(1.10)%

959%

40,632

†

Calculated using the average daily shares outstanding for the year.

*

Annualized

†††

Per share amounts for periods ended December 31, 2002—December 31, 2006 have been restated to reflect a 1:10 reverse stock split effective April 23, 2007.

††

Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

§

Less than $.01 per share.

Δ

Unaudited

FINANCIAL HIGHLIGHTS

(continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Increase

NET ASSET

Net

and

Net Realized

(Decrease)

VALUE,

Investment

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Period Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses

(Loss)

Rate

omitted)

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Operating

Income

Turnover

Period (000’s

Mid-Cap 1.5x Strategy Fund

December 31, 2006

30.15

.11

3.23

3.34

(.13)

(9.16)

(9.29)

(5.95)

24.20

10.46%

1.64%

1.64%

0.34%

478%

38,986

June 30, 2007Δ

$24.20

$ .13

$ 3.68

$ 3.81

$ —

$

—

$

—

$ 3.81

$28.01

15.74%

1.65%**

1.65%**

0.95%**

129%

$ 75,153

December 31, 2004

December 31, 2005

24.74

(.09)

4.96

4.87

—

(3.11)

(3.11)

1.76

26.50

22.14%

1.64%

1.64%

(0.37)%

866%

34,162

26.50

(.02)

3.75

3.73

—

(.08)

(.08)

3.65

30.15

14.07%

1.65%

1.65%

(0.05)%

573%

51,197

December 31, 2002

31.21

(.12)

(7.18)

(7.30)

—

(6.14)

(6.14)

(13.44)

17.77

(24.44)%

1.75%

1.75%

(0.49)%

4,320%

6,707

December 31, 2003

17.77

(.12)

9.44

9.32

—

(2.35)

(2.35)

6.97

24.74

52.43%

1.70%

1.70%

(0.54)%

1,665%

18,544

June 30, 2007Δ

36.96

.60

(3.50)

(2.90)

—

—

—

(2.90)

34.06

(7.85)%

1.66%**

1.66%**

3.48%**

—

1,609

Inverse Mid-Cap Strategy Fund

December 31, 2005

44.03

.70

(4.31)

(3.61)

(1.27)

—

(1.27)

(4.88)

39.15

(8.16)%

1.64%

1.64%

1.65%

—

2,846

December 31, 2006

39.15

1.32

(2.83)

(1.51)

(.68)

—

(.68)

(2.19)

36.96

(3.83)%

1.65%

1.65%

3.49%

—

5,959

Russell 2000® 2x Strategy Fund

December 31, 2004*

50.00

(.06)

(5.91)

(5.97)

—

—

—

(5.97)

44.03

(11.94)%

1.62%**

1.62%**

(0.17)%**

—

1,319

June 30, 2007Δ

25.97

.09

2.27

2.36

—

—

—

2.36

28.33

9.09%

1.67%**

1.67%**

0.70%**

60%

8,654

Russell 2000® 1.5x Strategy Fund

December 31, 2006*

25.00

.05

.96

1.01

(.04)

—

(.04)

.97

25.97

4.06%

1.64%**

1.64%**

1.02%**

60%

4,584

June 30, 2007Δ

41.14

.21

3.09

December 31, 2006

34.14

.19

6.93

7.12

(.12)

—

(.12)

7.00

41.14

20.85%

1.64%

1.64%

0.49%

380%

73,112

3.30

—

—

—

3.30

44.44

8.02%

1.67%**

1.67%**

0.98%**

139%

47,145

December 31, 2004

29.75

(.10)

6.95

6.85

—

(2.95)

(2.95)

3.90

33.65

25.20%

1.65%

1.65%

(0.32)%

1,171%

112,649

December 31, 2005

33.65

.01

1.31

1.32

(.83)

—

(.83)

.49

34.14

3.91%

1.63%

1.63%

0.04%

404%

38,589

December 31, 2002

31.91

(.17)

(11.08)

(11.25)

—

(.55)

(.55)

(11.80)

20.11

(35.45)%

1.74%

1.74%

(0.70)%

1,940%

12,947

December 31, 2003

20.11

(.18)

13.11

12.93

—

(3.29)

(3.29)

9.64

29.75

64.28%

1.70%

1.70%

(0.66)%

1,135%

122,995

June 30, 2007Δ

Inverse Russell 2000® Strategy Fund

34.61

.59

(1.77)

(1.18)

—

December 31, 2006

40.60

1.30

(6.16)

(4.86)

(1.13)

—

(1.13)

(5.99)

34.61

(11.95)%

1.64%

1.64%

3.48%

—

12,237

—

—

(1.18)

33.43

(3.41)%

1.65%**

1.65%**

3.53%**

—

9,377

December 31, 2004*

50.00

(.10)

(7.07)

(7.17)

—

—

—

(7.17)

42.83

(14.34)%

1.65%**

1.65%**

(0.29)%**

—

4,344

December 31, 2005

42.83

.65

(1.98)

(1.33)

(.90)

—

(.90)

(2.23)

40.60

(3.07)%

1.63%

1.63%

1.49%

—

11,850

June 30, 2007Δ

11.56

.21

(.76)

(.55)

(.21)

—

(.21)

(.76)

10.80

(4.76)%

1.21%**

1.21%**

3.68%**

738%

39,070

Government Long Bond 1.2x Strategy Fund

December 31, 2006

12.38

.42

(.82)

(.40)

December 31, 2005

11.88

(.42)

—

(.42)

(.82)

11.56

(3.14)%

1.20%

1.20%

3.66%

1,339%

50,420

December 31, 2004

11.67

.40

.54

.94

(.40)

(.33)

(.73)

.21

11.88

8.42%

1.21%

1.21%

3.36%

1,318%

48,709

.41

.50

.91

(.41)

—

(.41)

.50

12.38

7.71%

1.18%

1.18%

3.30%

1,284%

60,160

December 31, 2002

11.44

.44

1.64

2.08

(.44)

—

(.44)

1.64

13.08

18.62%

1.24%

1.24%

3.65%

1,239%

25,190

December 31, 2003

13.08

.41

(.52)

(.11)

(.41)

(.89)

(1.30)

(1.41)

11.67

(0.64)%

1.23%

1.23%

3.26%

1,272%

65,358

June 30, 2007Δ

21.55

.37

1.16

1.53

—

—

—

1.53

23.08

7.10%

4.60%**

1.65%**†††

3.42%**

501%

28,568

Inverse Government Long Bond Strategy Fund

December 31, 2005

21.95

(.07)

(1.08)

(1.15)

—

—

—

(1.15)

20.80

(5.24)%

5.11%

1.63%†††

(0.33)%

589%

29,671

December 31, 2006

20.80

.69

.97

1.66

(.91)

—

(.91)

.75

21.55

8.11%

5.12%

1.63%†††

3.08%

597%

29,246

December 31, 2003*

25.00

(.13)

(.05)

(.18)

—

—

—

(.18)

24.82

(0.72)%

1.69%**

1.69%**†††

(0.74)%**

—

22,355

December 31, 2004

24.82

(.66)

(1.98)

(2.64)

—

(.23)

(.23)

(2.87)

21.95

(10.67)%

5.02%

1.63%†††

(2.86)%

—

41,098

October 27, 2006 — Russell 2000® 2x Strategy Fund.

*

Since the commencement of operations: May 1, 2003 — Inverse Government Long Bond Strategy Fund; May 3, 2004 — Inverse Mid-Cap Strategy Fund and Inverse Russell 2000® Strategy Fund;

†

Calculated using the average daily shares outstanding for the year.

**

Annualized

†††

Operating Expenses exclude interest expense from securities sold short.

††

Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

Δ

Unaudited

FINANCIAL HIGHLIGHTS

(continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

NET ASSET

Net

Net Increase

VALUE,

Investment

Unrealized Gains

Net Asset Value

from Net

from Net

(Decrease) in

Net Realized and

(Decrease) in

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

BEGINNING

Income

(Losses) on

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

VALUE,

Total

Investment

Portfolio

End of

Period Ended

OF PERIOD

(Loss)†

Investments

Operations

Income

Gains

Distributions

Value

OF PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

June 30, 2007Δ

Europe 1.25x Strategy Fund

December 31, 2006

23.84

.70

6.31

7.01

(.48)

(.77)

(1.25)

5.76

29.60

29.51%

1.65%

2.55%

219%

89,490

$29.60

$ .43

$ 3.41

$ 3.84

$

—

$

—

$

—

$

3.84

$33.44

12.97%

1.65%**

2.76%**

77%

$ 85,292

December 31, 2004

22.87

(.05)

3.71

3.66

(3.82)

(.09)

(3.91)

(.25)

22.62

16.15%

1.64%

(0.23)%

—

54,994

December 31, 2005

22.62

.21

1.23

1.44

(.09)

(.13)

(.22)

1.22

23.84

6.36%

1.63%

0.94%

399%

25,954

December 31, 2003

December 31, 2002

28.01

(.09)

(7.84)

(7.93)

(.01)

(.55)

(.56)

(8.49)

19.52

(28.35)%

1.78%

(0.41)%

—

3,082

19.52

(.17)

8.58

8.41

—

(5.06)

(5.06)

3.35

22.87

43.08%

1.70%

(0.75)%

—

38,443

June 30, 2007Δ

Japan 1.25x Strategy Fund

December 31, 2006

33.42

1.02

.50

1.52

(1.29)

(6.52)

(7.81)

(6.29)

27.13

5.14%

1.63%

2.99%

—

30,510

27.13

.49

(.38)

.11

—

—

—

.11

27.24

0.41%

1.65%**

3.58%**

—

24,051

December 31, 2004

25.17

(.14)

2.74

2.60

—

—

—

2.60

27.77

10.33%

1.63%

(0.50)%

—

14,228

December 31, 2005

27.77

.48

5.17

5.65

—

—

—

5.65

33.42

20.35%

1.70%

1.72%

—

55,219

December 31, 2003

December 31, 2002

21.91

(.08)

(3.46)

(3.54)

—

(.08)

(.08)

(3.62)

18.29

(16.20)%

1.80%

(0.38)%

—

3,590

18.29

(.16)

7.04

6.88

—

—

—

6.88

25.17

37.62%

1.69%

(0.75)%

—

11,541

Dow 2x Strategy Fund

December 31, 2006

23.10

.40

6.58

6.98

(.15)

(3.04)

(3.19)

3.79

26.89

30.54%

1.65%

1.52%

224%

45,365

June 30, 2007Δ

26.89

.16

3.47

3.63

—

—

—

3.63

30.52

13.50%

1.67%**

1.11%**

33%

32,662

December 31, 2004*

25.00

.14

2.03

2.17

(1.16)

(.12)

(1.28)

.89

25.89

8.65%

1.63%**

0.91%**

907%

10,419

December 31, 2005

25.89

.24

(1.25)

(1.01)

(.17)

(1.61)

(1.78)

(2.79)

23.10

(3.81)%

1.67%

1.03%

666%

12,920

June 30, 2007Δ

33.34

.61

(4.18)

(3.57)

—

—

—

(3.57)

29.77

(10.71)%

1.71%**

3.85%**

—

15,624

Inverse Dow 2x Strategy Fund

December 31, 2005

43.22

.74

(.06)

.68

(.70)

—

(.70)

(.02)

43.20

1.63%

1.65%

1.67%

—

7,257

December 31, 2006

43.20

1.35

(10.75)

(9.40)

(.46)

—

(.46)

(9.86)

33.34

(21.77)%

1.64%

3.61%

—

17,053

December 31, 2004*

50.00

(.03)

(5.71)

(5.74)

—

(1.04)

(1.04)

(6.78)

43.22

(11.47)%

1.62%**

(0.09)%**

—

3,184

Small-Cap Value Fund

December 31, 2006

25.67

.18

4.74

4.92

(.17)

(1.82)

(1.99)

2.93

28.60

19.21%

1.49%

0.64%

433%

34,124

June 30, 2007Δ

28.60

.08

.96

1.04

—

—

—

1.04

29.64

3.64%

1.51%**

0.53%**

94%

17,133

December 31, 2004*

25.00

.01

4.50

4.51

(.01)

(.66)

(.67)

3.84

28.84

18.03%

1.46%**

0.07%**

507%

47,274

December 31, 2005

28.84

(.05)

1.13

1.08

—

(4.25)

(4.25)

(3.17)

25.67

3.64%

1.47%

(0.16)%

825%

19,035

Mid-Cap Value Fund

December 31, 2006

June 30, 2007Δ

19.27

.28

3.01

3.29

(.18)

—

(.18)

3.11

22.38

17.08%

1.49%

1.37%

307%

28,254

22.38

.11

1.64

1.75

—

—

—

1.75

24.13

7.82%

1.51%**

0.92%**

195%

32,989

December 31, 2004*

25.00

—

3.80

3.80

(—)§

(1.72)

(1.72)

2.08

27.08

15.20%

1.48%**

0.01%**

1,173%

19,479

December 31, 2005

27.08

.07

2.28

2.35

(.20)

(9.96)

(10.16)

(7.81)

19.27

8.32%

1.48%

0.26%

1,133%

14,232

Large-Cap Value Fund

December 31, 2006

27.90

.39

4.53

June 30, 2007Δ

31.78

.18

2.28

2.46

—

—

—

2.46

34.24

7.74%

1.51%**

1.06%**

168%

62,751

December 31, 2005

27.68

.21

.95

1.16

(.15)

(.79)

(.94)

.22

27.90

4.19%

1.50%

0.77%

493%

24,547

4.92

(.25)

(.79)

(1.04)

3.88

31.78

17.66%

1.50%

1.29%

401%

83,323

December 31, 2004*

25.00

.12

3.00

3.12

(.11)

(.33)

(.44)

2.68

27.68

12.49%

1.45%**

0.69%**

983%

11,144

*

**

Annualized

Since the commencement of operations: May 3, 2004 — Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Small-Cap Value Fund, Mid-Cap Value Fund, and Large-Cap Value Fund.

††

Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

†

Calculated using the average daily shares outstanding for the year.

Δ

Unaudited

§

Less than $.01 per share.

FINANCIAL HIGHLIGHTS

(concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Increase

NET ASSET

Net

and

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Net Realized

(Decrease)

VALUE,

Investment

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

Period Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses

(Loss)

Rate

omitted)

June 30, 2007Δ

$29.92

$ (.14)

$ 2.68

$ 2.54

$

—

$

—

$

—

$ 2.54

$32.46

8.49%

1.51%**

1.51%**

(0.89)%**

158%

$

23,093

Small-Cap Growth Fund

December 31, 2005

28.55

(.21)

2.00

1.79

—

(1.70)

(1.70)

.09

28.64

6.20%

1.50%

1.50%

(0.72)%

737%

24,308

December 31, 2006

28.64

(.31)

2.54

2.23

—

(.95)

(.95)

1.28

29.92

7.73%

1.49%

1.49%

(1.01)%

769%

23,300

December 31, 2004*

25.00

(.17)

4.12

3.95

—

(.40)

(.40)

3.55

28.55

15.82%

1.46%**

1.46%**

(0.93)%**

733%

30,269

June 30, 2007Δ

29.33

(.06)

3.52

3.46

—

—

—

3.46

32.79

11.80%

1.51%**

1.51%**

(0.40)%**

161%

37,911

Mid-Cap Growth Fund

December 31, 2005

27.13

(.20)

3.31

3.11

—

—

—

3.11

30.24

11.46%

1.52%

1.52%

(0.70)%

1,178%

53,035

December 31, 2006

30.24

(.28)

1.26

.98

—

(1.89)

(1.89)

(.91)

29.33

3.13%

1.47%

1.47%

(0.90)%

462%

15,440

December 31, 2004*

25.00

(.13)

2.26

2.13

—

—

—

2.13

27.13

8.52%

1.46%**

1.46%**

(0.75)%**

875%

20,702

Large-Cap Growth Fund

December 31, 2006

25.69

(.17)

1.56

1.39

—

(.40)

(.40)

.99

26.68

5.40%

1.49%

1.49%

(0.66)%

612%

23,568

June 30, 2007Δ

26.68

(.10)

1.98

1.88

—

—

—

1.88

28.56

7.05%

1.50%**

1.50%**

(0.73)%**

211%

31,310

December 31, 2004*

25.00

.36

.71

1.07

(.15)

(.17)

(.32)

.75

25.75

4.26%

1.46%**

1.46%**

2.12%*

1,087%

20,012

December 31, 2005

25.75

(.01)

.47

.46

(.02)

(.50)

(.52)

(.06)

25.69

1.77%

1.52%

1.52%

(0.03)%

1,111%

22,538

June 30, 2007Δ

1.00

.02

—

.02

(.02)

—

(.02)

—

1.00

2.01%

1.20%**

1.20%**

4.02%**

—

286,925

U.S. Government Money Market Fund

December 31, 2005

1.00

.02

—

.02

(.02)

—

(.02)

—

1.00

2.00%

1.17%

1.17%

1.96%

—

185,365

December 31, 2006

1.00

.04

—

.04

(.04)

—

(.04)

—

1.00

3.82%

1.19%

1.19%

3.78%

—

208,161

December 31, 2003

1.00

—§

—

—

(—)§

—

(—)§

—

1.00

0.01%

1.22%

1.11%

0.01%

—

232,493

December 31, 2004

1.00

—§

—

—

(—)§

—

(—)§

—

1.00

0.23%

1.19%

1.10%

0.20%

—

167,678

December 31, 2002

1.00

—§

—

—

(—)§

—

(—)§

—

1.00

0.47%

1.23%

1.23%

0.44%

—

258,953

**

Annualized

*

Since the commencement of operations: May 3, 2004 — Small-Cap Growth Fund, Mid-Cap Growth Fund, and Large-Cap Growth Fund.

†

††

Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

Calculated using the average daily shares outstanding for the year.

§

Δ

Unaudited

Less than $.01 per share.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.

Organization and Significant Accounting Policies

futures contracts purchased and sold by the Trust are

Organization

accounted for using the unrealized gain or loss on the

The Rydex Variable Trust (the “Trust”), a Delaware business

contracts that is determined by marking the contracts to

trust, is registered with the SEC under the Investment

their current realized settlement prices. Financial futures

valuation date for the morning pricing cycle. Financial

Company Act of 1940 (the “1940 Act”) as a non-diversified,

contracts are valued as of 10:45 a.m., Eastern Time, on the

futures contracts are valued at the last quoted sales price,

open-ended investment company and is authorized to issue

an unlimited number of no par value shares. The Trust offers shares of its Funds to insurance companies for their variable usually as of 4:00 p.m., Eastern Time, on the valuation

exchange for a specific futures contract closes earlier than annuity and variable life insurance contracts.

date for the afternoon NAV cycle. In the event that the

At June 30, 2007, the Trust consisted of fifty-five operating

Funds: twenty-three Benchmark Funds, one Money Market

4:00 p.m., Eastern Time, the futures contract is valued at

Fund, eight Alternative Strategy Funds, seventeen Sector

the Official Settlement Price of the exchange. However,

Funds, three Essential Portfolio Funds and three CLS

the underlying securities from which the futures contract

AdvisorOne Funds. This report covers the Benchmark and

value is derived are monitored until 4:00 p.m., Eastern

the Money Market Funds (the “Funds”), while the Alternative

Time, to determine if fair valuation would provide a more

accurate valuation. Short-term securities, if any, are valued

Strategies Funds, the Sector Funds, the Essential Portfolio

Funds and the CLS AdvisorOne Funds are contained in

at amortized cost, which approximates market value.

separate reports.

Debt securities with a maturity greater than 60 days are

Rydex Investments provides advisory, transfer agent and

valued at the last traded fill price at the close of the Fund’s administrative services, and accounting services to the Trust.

pricing cycle, unless no trades were executed. If there are

no trades, a security is valued at the reported bid price,

Rydex Distributors, Inc. (the “Distributor”) acts as principal at the close of the Funds’ pricing cycle, usually 4:00 p.m.,

underwriter for the Trust. Both, Rydex Investments and

Rydex Distributors, Inc. are affiliated entities.

Eastern Time.

Significant Accounting Policies

Structured notes are valued in accordance with the terms of

their agreement at the value of the underlying index close,

The following significant accounting policies are in conform-

usually 4:00 p.m., Eastern Time, adjusted for any interest

ity with U.S. generally accepted accounting principles and

accruals and financing charges. If the securities comprising are consistently followed by the Trust.

the underlying index cease trading before a Fund’s close of

A. Effective June 16, 2006, the Trust began calculating a

business, the index will be fair valued with the use of an

NAV twice each business day; first in the morning and again

appropriate market indicator.

in the afternoon for the S&P 500 2x Strategy Fund, the OTC

The value of domestic equity index and credit default

2x Strategy Fund, the Dow 2x Strategy Fund, and the

swap agreements entered into by a Fund is accounted for

Inverse Dow 2x Strategy Fund. All other Funds in the Trust

using the unrealized gain or loss on the agreements that is

will price at the afternoon NAV. The morning NAV is

determined by marking the agreements to the last quoted

calculated at 10:45 a.m., Eastern Time, and the afternoon

value of the index that the swap pertains to at 10:45 a.m.,

NAV is calculated at the close of the New York Stock

Eastern Time, for the morning NAV, and at the close of the

Exchange (“NYSE”), usually 4:00 p.m., Eastern Time. The

NYSE, usually 4:00 p.m., Eastern Time, for the afternoon

NAV is calculated using the current market value of each

NAV. The swap’s market value is then adjusted to include

Fund’s total assets as of the respective time of calculation.

dividends accrued, financing charges and/or interest

These financial statements are based on the June 30, 2007

associated with the swap agreements.

afternoon NAV.

The value of foreign equity index and currency index swap

B. All equity securities for the morning NAV are valued at

agreements entered into by a Fund are accounted for

the current sales price as of 10:45 a.m., Eastern Time, on

using the unrealized gain or loss on the agreements that

the valuation date. Equity securities listed on an exchange

is determined by marking the agreements to the price at

(NYSE or American Stock Exchange) are valued at the last

which orders are being filled at the close of the NYSE, usu-

quoted sales price as of the close of business on the

ally 4:00 p.m., Eastern Time. In the event that no order is

NYSE, usually 4:00 p.m., Eastern Time, on the valuation

filled at 4:00 p.m., Eastern Time, the security dealer provides date for the afternoon NAV. Equity securities listed on the

a fair value quote at which the swap agreement is valued.

Nasdaq market system are valued at the Nasdaq Official

The swap’s market value is then adjusted to include divi-

Closing Price, usually as of 4:00 p.m., Eastern Time, on the dends accrued, financing charges and/or interest associated

valuation date. Listed options held by the Trust are valued

with the swap agreements.

at the their last bid price for twice a day pricing or the

Official Settlement Price listed by the exchange, usually as

Investments, including structured notes, for which market

quotations are not readily available are valued at fair value of 4:00 p.m., Eastern Time. Over-the-Counter options held

as determined in good faith by Rydex Investments under

by the Trust are valued using the average bid price

direction of the Board of Trustees using methods

obtained from one or more security dealers. The value of

98

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

established or ratified by the Board of Trustees. These

F. Upon the purchase of an option by a Fund, the premium

methods include, but are not limited to: (i) general

paid is recorded as an investment, the value of which is

information as to how these securities and assets trade;

marked-to-market daily. When a purchased option expires,

(ii) in connection with futures contracts and options

that Fund will realize a loss in the amount of the cost of the thereupon, and other derivative investments, information as

option. When a Fund enters into a closing sale transaction,

to how (a) these contracts and other derivative investments

that Fund will realize a gain or loss depending on whether

trade in the futures or other derivative markets, respectively,

the proceeds from the closing sale transaction are greater

and (b) the securities underlying these contracts and other

or less than the cost of the option. When a Fund exercises a derivative investments trade in the cash market; and

put option, that Fund will realize a gain or loss from the sale

(iii) other information and considerations, including current of the underlying security and the proceeds from such sale

values in related markets.

will be decreased by the premium originally paid. When a

C. Securities transactions are recorded on the trade date for

Fund exercises a call option, the cost of the security pur-

financial reporting purposes. Realized gains and losses from chased by that Fund upon exercise will be increased by the

securities transactions are recorded using the identified cost premium originally paid. When a Fund writes (sells) an

basis. Proceeds from lawsuits related to investment holdings option, an amount equal to the premium received is

are recorded as realized gains in the respective Fund.

entered in that Fund’s accounting records as an asset and

Dividend income is recorded on the ex-dividend date, net

equivalent liability. The amount of the liability is subsequent-

of applicable taxes withheld by foreign countries. Interest

ly marked-to-market to reflect the current value of the

income, including amortization of premiums and accretion

option written. When a written option expires, or if a Fund

of discount, is accrued on a daily basis.

enters into a closing purchase transaction, that Fund realizes

D. Net investment income is computed and dividends are

a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

declared daily in the Government Long Bond 1.2x Strategy

Fund and the U.S. Government Money Market Fund. Income

G. The Trust may enter into stock and bond index futures

contracts are contracts for delayed delivery of securities at a dividends in these Funds are accrued daily. Dividends are

contracts and options on such futures contracts. Futures

specified future delivery date and at a specific price. Upon reinvested in additional shares unless shareholders request

payment in cash. Distributions of net investment income in

the remaining Benchmark Funds and distributions of net

entering into a contract, a Fund deposits and maintains as

realized capital gains in all Funds are recorded on the ex-

collateral such initial margin as required by the exchange on the Fund agrees to receive from or pay to the broker an

dividend date and are determined in accordance with

which the transaction is effected. Pursuant to the contract,

amount of cash equal to the daily fluctuation in value of the income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are

primarily due to differing treatments for items such as

contract. Such receipts or payments are known as variation

or losses. When the contract is closed, the Fund records

deferral of wash sales and post-October losses and

margin and are recorded by the Fund as unrealized gains

regulated futures contracts and options. Net investment

income and loss, net realized gains and losses, and net

a realized gain or loss equal to the difference between the

assets are not affected by these differences.

value of the contract at the time it was opened and the

E. When a Fund engages in a short sale, an amount equal

value at the time it was closed.

to the proceeds is reflected as an asset and an equivalent

H. The Trust may enter into domestic equity index swap

liability. The amount of the liability is subsequently marked-

agreements, which are over-the-counter contracts in which

to-market to reflect the market value of the short sale.

one party agrees to make periodic payments based on the

The Fund maintains a segregated account of cash and/or

change in market value of a specified equity security, basket securities as collateral for short sales. The Fund is exposed of equity securities, equity index or domestic currency

to market risk based on the amount, if any, that the market

index, in return for periodic payments based on a fixed or

value of the security exceeds the market value of the

variable interest rate or the change in market value of a

securities in the segregated account. Fees, if any, paid to

different equity security, basket of equity securities, equity brokers to borrow securities in connection with short sales

index or domestic currency index. Swap agreements are

owning or taking physical custody of securities. Domestic

are considered part of the cost of short sale transactions.

used to obtain exposure to an equity or market without

In addition, the Fund must pay out the dividend rate of

the equity or coupon rate of the treasury obligation to the

equity index swap agreements are marked-to-market daily

lender and records this as an expense. Short dividends or

based upon quotations from market makers and the

interest expense is a cost associated with the investment

change, if any, is recorded as unrealized gain or loss.

objective of short sales transactions, rather than an

Payments received or made as a result of a domestic equity

operational cost associated with the day-to-day

index swap agreement or termination of the agreement are

management of any mutual fund. Currently, the Inverse

recognized as realized gains or losses.

Government Long Bond Strategy Fund is the only Fund

The Trust may enter into credit default swap agreements

practicing the use of short sales.

where one party, the protection buyer, makes an upfront or

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT  |

99

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

periodic payment to a counterparty, the protection seller,

corresponding unrealized gain or loss on the contracts, as

in exchange for the right to receive a contingent payment.

measured by the difference between the forward foreign

The maximum amount of the payment may equal the

exchange rates at the dates of entry into the contracts

notional amount, at par, of the underlying index or security and the forward rates at the reporting date, is included in

as a result of a related credit event. Upfront payments

the Statement of Assets and Liabilities. Realized and

received or made by a Fund, are amortized over the

unrealized gains and losses are included in the Statement

expected life of the agreement. Periodic payments received

of Operations.

or paid by a Fund are recorded as realized gains or losses.

L. The Funds may also purchase American Depository

The credit default contracts are marked-to-market daily

based upon quotations from market makers and the

Receipts, U.S. Government securities, and enter into

change, if any, is recorded as unrealized gain or loss.

repurchase agreements.

Payments received or made as a result of a credit event

M. The Funds may leave cash overnight in their cash

or termination of the contract are recognized, net of a

account with the custodian, U.S. Bank. Periodically, a Fund

proportional amount of the upfront payment, as realized

may have cash due to the custodian bank as an overdraft

gains or losses.

balance. A fee is incurred on this overdraft, calculated by

I. The Trust may invest in structured notes, which are over-

multiplying the overdraft by a rate based on the federal

funds rate. Segregated cash with the broker is held as

the-counter contracts linked to the performance of an

underlying benchmark such as interest rates, equity markets,

collateral for investments in derivative instruments such as futures contracts and index swap agreements.

equity indices, commodities indices, corporate credits or

foreign exchange markets. A structured note is a type of

N. Certain U.S. Government and Agency Obligations are

bond in which an issuer borrows money from investors and

traded on a discount basis; the interest rates shown on the

pays back the principal, adjusted for performance of the

Schedules of Investments reflect the discount rates paid at

underlying benchmark, at a specified maturity date. In

the time of purchase by the Funds. Other securities bear

addition, the contract may require periodic interest payments.

interest at the rates shown, payable at fixed dates through

Structured notes are used to obtain exposure to a market

maturity.

without owning or taking physical custody of securities or

commodities. Fluctuations in value of the structured notes

O. The preparation of financial statements in conformity

with U.S. generally accepted accounting principles requires

are recorded as unrealized gains and losses in the

accompanying financial statements. Net payments are

management to make estimates and assumptions that affect

the reported amount of assets and liabilities and disclosure recorded as net realized gains/losses.

of contingent assets and liabilities at the date of the

J. Investment securities and other assets and liabilities

financial statements and the reported amounts of revenues

denominated in foreign currencies are translated into U.S.

and expenses during the reporting period. Actual results

dollar amounts at the date of valuation. Purchases and sales could differ from these estimates.

of investment securities and income and expense items

denominated in foreign currencies are translated into U.S.

2.

Financial Instruments

dollar amounts on the respective dates of such transactions.

As part of its investment strategy, the Trust may utilize a

The Trust does not isolate that portion of the results of

variety of derivative instruments, including options, futures,

operations resulting from changes in foreign exchange rates

options on futures, structured notes, swap agreements and

on investments from the fluctuations arising from changes

short sales. These investments involve, to varying degrees,

recognized in the Statements of Assets and Liabilities.

in market prices of securities held. Such fluctuations are

elements of market risk and risks in excess of the amounts

included with the net realized and unrealized gain and loss

from investments.

Throughout the normal course of business, the Funds enter

Reported net realized foreign exchange gains or losses

into contracts that contain a variety of representations and arise from sales of foreign currencies and currency gains or warranties which provide general indemnifications. The

losses realized between the trade and settlement dates on

Funds’ maximum exposure under these arrangements is

investment transactions. Net unrealized exchange gains and

unknown, as this would involve future claims that may be

losses arise from changes in the fair values of assets and

made against the Funds and/or their affiliates that have not liabilities other than investments in securities at the fiscal yet occurred. However, based on experience, the Funds

period end, resulting from changes in exchange rates.

expect the risk of loss to be remote.

K. The Trust may enter into forward currency contracts

The risk associated with purchasing options is limited to the primarily to hedge against foreign currency exchange rate

premium originally paid. The risk in writing a covered call

risks on its non-U.S. dollar denominated investment

option is that a Fund may forego the opportunity for profit

securities. When entering into a forward currency contract,

if the market price of the underlying security increases and a Fund agrees to receive or deliver a fixed quantity of

the option is exercised. The risk in writing a covered put

foreign currency for an agreed-upon price on an agreed

option is that a Fund may incur a loss if the market price

future date. These contracts are valued daily and the

of the underlying security decreases and the option is

100

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exercised. In addition, there is the risk that a Fund may not transaction. Conversely, if the security goes up in price

be able to enter into a closing transaction because of an

during the period, that Fund will realize a loss on the

illiquid secondary market or, for over-the-counter options,

transaction. The risk of such price increases is the principal because of the counterparty’s inability to perform.

risk of engaging in short sales.

There are several risks in connection with the use of futures

In conjunction with the use of options, futures, options on

contracts. Risks may be caused by an imperfect correlation

futures, swap agreements, as well as short sales of

between movements in the price of the instruments and the

securities, the Funds are required to maintain collateral in price of the underlying securities. In addition, there is the various forms. The Funds use, where appropriate, depending

risk that a Fund may not be able to enter into a closing

on the financial instrument utilized and the broker involved,

transaction because of an illiquid secondary market.

margin deposits at the broker, cash and/or securities

There are several risks associated with the use of structured segregated at the custodian bank, discount notes, or the

notes. Structured securities are leveraged, thereby

repurchase agreements allocated to each Fund.

providing an exposure to the underlying benchmark of

The risks inherent in the use of options, futures contracts,

three times the face amount and increasing the volatility of options on futures contracts, structured notes, swap

each note relative to the change in the underlying linked

agreements, as well as short sales of securities, include

financial instrument. A highly liquid secondary market may

i) adverse changes in the value of such instruments; ii)

not exist for the structured notes a Fund invests in, which

imperfect correlation between the price of the instruments

may make it difficult for that Fund to sell the structured

and movements in the price of the underlying securities,

notes it holds at an acceptable price or to accurately value indices, or futures contracts; iii) the possible absence of a them. In addition, structured notes are subject to the risk

liquid secondary market for any particular instrument at any that the counterparty to the instrument, or issuer, might not time; and iv) the potential of counterparty default. The Trust pay interest when due or repay principal at maturity of the

has established strict counterparty credit guidelines and

obligation. Although the Trust will not invest in any

enters into transactions only with financial institutions of structured notes unless Rydex Investments believes that the

investment grade or better.

issuer is creditworthy, a Fund does bear the risk of loss of the amount expected to be received in the event of the

3.

Fees And Other Transactions With Affiliates

default or bankruptcy of the issuer.

Under the terms of an investment advisory contract, the

There are several risks associated with the use of swap

Trust pays Rydex Investments investment advisory fees

agreements that are different from those associated with

calculated at an annualized rate of 0.50% of the average

daily net assets of the Government Long Bond 1.2x

ordinary portfolio securities transactions. Swap agreements

Strategy Fund and the U.S. Government Money Market

may be considered to be illiquid. Although the Trust will not

Fund; 0.75% of the average daily net assets of the Nova

enter into any swap agreement unless Rydex Investments

Fund, the OTC Fund, the Small-Cap Value Fund, the Mid-

believes that the other party to the transaction is

Cap Value Fund, the Large-Cap Value Fund, the Small-Cap

creditworthy, the Funds bear the risk of loss of the amount

Growth Fund, the Mid-Cap Growth Fund and the Large-Cap

the Inverse S&P 500 Strategy Fund, the Inverse OTC

expected to be received under a swap agreement in the

Growth Fund; and 0.90% of the average daily net assets of

event of the default or bankruptcy of the agreement

counterparty.

Strategy Fund, the S&P 500 2x Strategy Fund, the OTC 2x

There are several risks associated with credit default swaps.

Strategy Fund, the Mid-Cap 1.5x Strategy Fund, the Inverse

Mid-Cap Strategy Fund, the Russell 2000® 2x Strategy Fund,

Credit default swaps involve the exchange of a fixed-rate

premium for protection against the loss in value of an

the Russell 2000® 1.5x Strategy Fund, the Inverse Russell

2000® Strategy Fund, the Inverse Government Long Bond

underlying debt instrument in the event of a defined credit

event (such as payment default or bankruptcy). Under the

Strategy Fund, the Europe 1.25x Strategy Fund, the Japan

1.25x Strategy Fund, the Dow 2x Strategy Fund and the

terms of the swap, one party acts as a “guarantor,”

receiving a periodic payment that is a fixed percentage

Inverse Dow 2x Strategy Fund. Certain officers and trustees

of the Trust are also officers of Rydex Investments.

Rydex Investments provides transfer agent and administra-

applied to a notional principal amount. In return, the party agrees to purchase the notional amount of the underlying

instrument, at par, if a credit event occurs during the term tive services to the Trust for fees calculated at an annualized of the swap. A Fund may enter into credit default swaps in

rate of 0.20% of the average daily net assets of the

which that Fund or its counterparty acts as guarantor. By

Government Long Bond 1.2x Strategy Fund and the U.S.

acting as the guarantor of a swap, that Fund assumes the

Government Money Market Fund; and 0.25% of the aver-

age daily net assets of the Nova Fund, the OTC Fund, the

market and credit risk of the underlying instrument,

including liquidity and loss of value.

Small-Cap Value Fund, the Mid-Cap Value Fund, the Large-

Cap Value Fund, the Small-Cap Growth Fund, the Mid-Cap

Short sales are transactions in which a Fund sells a security it

Growth Fund, the Large-Cap Growth Fund, the Inverse S&P

does not own. If the security sold short goes down in price

500 Strategy Fund, the Inverse OTC Strategy Fund, the S&P

between the time the Fund sells the security and closes its

500 2x Strategy Fund, the OTC 2x Strategy Fund, the Mid-

short position, that Fund will realize a gain on the

Cap 1.5x Strategy Fund, the Inverse Mid-Cap Strategy

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT  |

101

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fund, the Russell 2000® 2x Strategy Fund, the Russell 2000® 1.5x Strategy Fund, the Inverse Russell 2000® Strategy Fund, the

Inverse Government Long Bond Strategy Fund, the Europe 1.25x Strategy Fund, the Japan 1.25x Strategy Fund, the Dow 2x

Strategy Fund and the Inverse Dow 2x Strategy Fund.

Rydex Investments also provides accounting services to the Trust for fees calculated at an annualized rate of 0.10% on the first

$250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets, 0.05% on the next

$250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million of each Fund.

Rydex Investments engages external service providers to perform other necessary services for the Trust, such as audit related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets. Organizational and setup costs for new funds are paid by the Trust.

The Trust has adopted a Distribution Services Plan for which the Distributor and other firms that provide shareholder services

(“Service Providers”) may receive compensation. The Trust will pay fees to the Distributor at an annual rate not to exceed 0.25%

of average daily net assets. The Distributor, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.

Certain officers and trustees of the Trust are also officers of Rydex Investments.

4.

Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders. Therefore, no

Federal income tax provision has been recorded.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from

U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for derivatives, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.

Permanent book and tax basis differences, if any, will result in reclassifications. This includes reclasses due to net operating losses,

non-deductible expenses, the expiration of capital loss carry forward amounts, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share.

At June 30, 2007, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax

Tax

Net

Fund

Cost

Gain

Loss

Gain (Loss)

Tax

Unrealized

Unrealized

Unrealized

Nova Fund

$94,301,415

$13,544,292

$(1,011,883)

$12,532,409

OTC Fund

56,830,653

22,679,662

(241,094)

22,438,568

Inverse S&P 500 Strategy Fund

16,580,300

—

(2,078)

(2,078)

S&P 500 2x Strategy Fund

30,767,880

5,531,706

(33,564)

5,498,142

Inverse OTC Strategy Fund

10,017,937

—

(3,405)

(3,405)

Mid-Cap 1.5x Strategy Fund

85,429,209

4,089,516

(560,603)

3,528,913

OTC 2x Strategy Fund

32,330,978

7,003,817

(42,474)

6,961,343

Russell 2000® 2x Strategy Fund

9,040,202

409,608

(87,453)

322,155

Inverse Mid-Cap Strategy Fund

1,344,083

—

—

—

Inverse Russell 2000® Strategy Fund

8,868,383

—

—

—

Russell 2000® 1.5x Strategy Fund

53,423,542

2,896,683

(143,711)

2,752,972

Inverse Government Long Bond Strategy Fund

27,678,425

Government Long Bond 1.2x Strategy Fund

41,027,902

—

360,202

(1,992)

358,210

(470,592)

(470,592)

Japan 1.25x Strategy Fund

25,501,417

—

—

—

Europe 1.25x Strategy Fund

85,511,499

7,358,487

(46,425)

7,312,062

Inverse Dow 2x Strategy Fund

15,157,905

—

—

—

Dow 2x Strategy Fund

30,754,203

4,292,534

—

4,292,534

Small-Cap Value Fund

19,714,475

3,469,937

(388,432)

3,081,505

Large-Cap Value Fund

71,738,522

9,802,217

(213,660)

9,588,557

Mid-Cap Value Fund

39,424,007

4,380,717

(447,003)

3,933,714

Mid-Cap Growth Fund

46,002,442

4,135,763

(449,967)

3,685,796

Small-Cap Growth Fund

28,648,641

2,989,071

(273,207)

2,715,864

U.S. Government Money Market Fund

294,963,515

—

—

—

Large-Cap Growth Fund

34,635,571

2,843,318

(127,696)

2,715,622

102

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

5.

Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, along with uninvested cash balances of other series of the

Trust. The daily aggregate balance is invested in one or more repurchase agreements collateralized by obligations of the U.S.

Treasury and U.S. Government Agencies. The collateral is in the possession of the Trust’s custodian and is evaluated daily to ensure that its market value exceeds by, at a minimum, 102% of the delivery value of the repurchase agreements at maturity. Each

Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of June 30, 2007, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Mizuho Financial Group, Inc.

UBS Financial Services, Inc.

4.50% due 07/02/07

4.29% due 07/02/07

$117,000,000

$117,000,000

$117,043,875

Morgan Stanley

4.25% due 07/02/07

116,000,000

117,000,000

117,000,000

117,041,828

Lehman Brothers Holdings, Inc.

4.15% due 07/02/07

57,550,335

116,000,000

57,550,335

116,041,083

57,557,653

Credit Suisse Group

4.45% due 07/02/07

26,959,882

26,959,882

26,969,880

$434,510,217

$434,654,319

As of June 30, 2007, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Dates

Range of Rates

Par Value

Market Value

TIP Bonds

01/15/25

2.375%

$

27,935,000

$

29,508,827

U.S. Treasury Notes

TIP Notes

01/15/08 – 01/15/17

05/31/12

0.875% – 4.250%

4.750%

262,054,000

7,675,000

286,775,224

7,617,248

Freddie Mac Discount Notes

10/04/07 – 07/24/07

0.000%

119,974,000

119,340,356

$443,241,655

In the event of counterparty default, the Trust has the right to collect the collateral to offset losses incurred. There is potential loss to the Trust in the event the Trust is delayed or prevented from exercising its rights to dispose of the collateral securities,

including the risk of a possible decline in the value of the underlying securities during the period while the Trust seeks to assert its rights. The Trust’s investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Trust enters into repurchase agreements to evaluate potential risks.

6.

Securities Transactions

During the period ended June 30, 2007, the cost of purchases and proceeds from sales of investment securities, excluding short-

term and temporary cash investments, were:

Inverse

S&P 500

Inverse OTC

S&P 500 2x

OTC 2x

Mid-Cap 1.5x

Inverse

Nova Fund

Strategy Fund

OTC Fund

Fund

Fund

Fund

Fund

Strategy Fund

Strategy

Strategy

Strategy

Strategy

Mid-Cap

Purchases

$29,443,357

$

—

$11,249,687

$

—

$10,821,684

$33,940,984

$53,773,179

$

—

Sales

$47,275,059

$

—

$37,522,656

$

—

$13,396,154

$35,002,580

$40,996,118

$

—

Government

Inverse

Strategy

1.5x Strategy

Russell 2000®

1.2x Strategy

Long Bond

Strategy

Strategy

Strategy

Russell 2000® 2x

Russell 2000®

Inverse

Long Bond

Government

Europe 1.25x

Japan 1.25x

Dow 2x

Fund

Fund

Strategy Fund

Fund

Strategy Fund

Fund

Fund

Fund

Purchases

Sales

$

$

3,444,217

2,092,476

$44,657,338

$87,596,929

$

$

—

—

$265,628,889

$267,786,491

$69,675,692

$82,050,766

$28,649,984

$48,055,892

$

$

—

—

$

$  20,116,625

9,103,925

Inverse Dow 2x

U.S.

Small-Cap

Mid-Cap

Strategy

Small-Cap

Mid-Cap

Large-Cap

Growth

Growth

Growth

Money Market

Large-Cap

Government

Dow Fund

Value Fund

Value Fund

Value Fund

Fund

Fund

Fund

Fund

Purchases

Sales

$

$

—

—

$21,745,914

$38,971,201

$87,830,132

$84,802,001

$123,287,595

$148,028,351

$32,515,934

$34,065,745

$64,163,883

$44,013,412

$53,520,087

$47,106,314

$

—

$

—

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT  |

103

NOTES TO FINANCIAL STATEMENTS (continued)

7.

Share Transactions

The Trust is authorized to distribute an unlimited number of no par value shares. Transactions in shares for the periods presented were:

Shares Purchased

Dividend Reinvestment

Shares Redeemed

Purchased through

Net Shares

Purchased (Redeemed)

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

2007†

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

2006

2007†

2006

2007†

2006

2007†

2006

Nova Fund

12,125,334

Inverse S&P 500 Strategy Fund

13,420,648

6,349,104 ††

—

35,225††

(17,361,499)

(6,581,856)††

(3,940,851)

(197,527)††

36,391,385

—

134,112

(16,695,431)

(38,611,971)

(4,570,097)

(2,086,474)

Inverse OTC Strategy Fund

39,869,565

27,146,402

—

70,318

(40,415,511)

(26,920,756)

(545,946)

295,964

OTC Fund

6,979,882

23,324,174

—

—

(7,939,758)

(25,634,991)

(959,876)

(2,310,817)

OTC 2x Strategy Fund

23,466,610

32,871,270

—

1,149

(23,074,093)

(33,586,772)

392,517

(714,353)

S&P 500 2x Strategy Fund

3,258,149

8,927,290

—

80,824

(3,636,634)

(8,655,618)

(378,485)

352,496

Inverse Mid-Cap Strategy Fund

1,476,477

2,052,002

—

3,375

(1,590,448)

(1,966,866)

(113,971)

88,511

Mid-Cap 1.5x Strategy Fund

9,479,064

10,365,935

—

318,062

(8,406,526)

(10,771,652)

1,072,538

(87,655)

Russell 2000® 1.5x Strategy Fund

5,399,209

14,057,946

—

5,472

(6,115,454)

(13,416,501)

(716,245)

646,917

Russell 2000® 2x Strategy Fund

698,623

435,979*

—

281*

(569,685)

(259,751)*

128,938

176,509*

Government Long Bond 1.2x

Inverse Russell 2000® Strategy Fund

3,232,202

5,804,634

—

13,949

(3,305,346)

(5,756,889)

(73,144)

61,694

Inverse Government Long Bond

Strategy Fund

19,151,753

52,456,584

86,816

205,208

(19,985,254)

(53,159,906)

(746,685)

(498,114)

Europe 1.25x Strategy Fund

2,813,981

7,330,052

—

121,094

(3,286,857)

(5,516,268)

(472,876)

1,934,878

Strategy Fund

3,960,265

7,623,241

—

37,828

(4,079,483)

(7,730,453)

(119,218)

(69,384)

Dow 2x Strategy Fund

3,295,084

8,202,609

—

157,071

(3,911,886)

(7,232,030)

(616,802)

1,127,650

Japan 1.25x Strategy Fund

2,889,218

5,931,337

—

205,422

(3,130,697)

(6,664,739)

(241,479)

(527,980)

Small-Cap Value Fund

950,469

5,163,582

—

58,288

(1,565,762)

(4,770,195)

(615,293)

451,675

Inverse Dow 2x Strategy Fund

2,272,158

2,919,948

—

7,464

(2,258,820)

(2,583,888)

13,338

343,524

Large-Cap Value Fund

4,401,106

8,054,378

—

56,065

(5,190,194)

(6,368,500)

(789,088)

1,741,943

Mid-Cap Value Fund

4,106,994

3,686,972

—

9,490

(4,002,151)

(3,172,845)

104,843

523,617

Small-Cap Growth Fund

1,181,299

4,900,217

—

Mid-Cap Growth Fund

2,227,196

3,360,551

—

35,875

(1,597,498)

(4,623,670)

629,698

(1,227,244)

24,612

(1,248,627)

(4,994,748)

(67,328)

(69,919)

U.S. Government Money

Large-Cap Growth Fund

2,304,127

4,582,138

—

13,495

(2,091,017)

(4,589,497)

213,110

6,136

Market Fund

764,133,034

1,169,136,977

4,912,967

9,620,976

(690,269,279)

(1,155,974,653)

78,776,722

22,783,300

† Unaudited

* Since the commencement of operations: October 27, 2006.

†† Share amounts have been restated to reflect a 1:10 reverse stock split effective April 23, 2007.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

8.

Portfolio Securities Loaned

The Trust may lend its securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Trust acts as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Trust receives cash collateral, valued at 100% of the value of the securities on loan, which is initially held in a segregated account at U.S. Bank. As agent, U.S. Bank may, for investment purposes, pool the Trust’s collateral in joint accounts with cash collateral from one or more other securities lending customers of U.S. Bank. Under the terms of the

Trust’s securities lending agreement with U.S. Bank, cash collateral may be invested by U.S. Bank in certain high quality, liquid investments. At June 30, 2007, the pooled cash collateral investments consisted of mutual funds (93.12%) and repurchase agreements (6.88%). Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the Trust could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Trust has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral, its rates, and maturities:

Shares

Market Value

MUTUAL FUND

93.12%

Mount Vernon Securities Lending Trust

1,372,656,479

$1,372,656,479

TOTAL

$1,372,656,479

Cost

Market Value

Repurchase Date

REPURCHASE AGREEMENT

6.88%

Rate

5.30%

Goldman Sachs

$101,375,000

$

101,375,000

07/02/07

TOTAL

$

101,375,000

100.000%

GRAND TOTAL

$1,474,031,479

As of June 30, 2007, the collateral for the repurchase agreements in the joint account was as follows:

Range of Rates

Security Type

Current Par Value

Market Value

Maturity

0.00% – 5.77%

Federal Mortgage Backed

Securities

$253,667,698

$103,402,500

09/15/28 – 04/15/37

$103,402,500

At June 30, 2007, the following Funds participated in securities lending and received cash collateral:

Value of

Fund

Collateral

Cash

Securities

Loaned

Nova Fund

$11,632,888

OTC Fund

10,763,099

$11,276,325

S&P 500 2x Strategy Fund

10,317,794

OTC 2x Strategy Fund

3,527,474

5,750,008

3,415,190

5,529,628

Mid-Cap 1.5x Strategy Fund

Russell 2000® 2x Strategy Fund

10,357,760

1,022,607

9,970,563

Russell 2000® 1.5x Strategy Fund

4,991,791

979,919

Europe 1.25x Strategy Fund

9,280,296

4,779,427

Dow 2x Strategy Fund

3,658,714

9,057,927

3,557,255

Small-Cap Value Fund

Mid-Cap Value Fund

10,305,966

5,717,386

9,877,154

5,377,920

Large-Cap Value Fund

Small-Cap Growth Fund

18,642,953

18,001,921

Mid-Cap Growth Fund

11,740,582

7,195,326

11,299,036

6,887,243

Large-Cap Growth Fund

6,059,343

5,893,749

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT  |

105

NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)

9.

New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for

Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured,

presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December

15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund net asset value calculations as late as a fund’s last net asset value calculation in the first required financial statement reporting period. Management adopted FIN 48 on June 29, 2007. There was no material impact to the financial statements or disclosures thereto as a result of the adiption of this pronouncement.

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Funds’ financial statements.

10.

Acquisition of Rydex Investments and the Distributor

On June 28, 2007, Rydex NV, Inc. and Security Benefit Corporation (“Security Benefit”) entered into an agreement pursuant to which Rydex Investments, together with several other Rydex entities, will be acquired by Security Benefit, a financial services firm that provides a broad variety of financial programs to investors in the advisor, banking, education, government, institutional, and qualified plan markets (the “Transaction”). Upon completion of the Transaction, Rydex Investments and the Distributor will be wholly-owned subsidiaries of Security Benefit. While the Transaction will have no material impact on the Funds or their shareholders, it will result in a change of control of Rydex Investments, which in turn will cause the termination of the investment advisory agreement between Rydex Investments and the Funds.

As a result, a Special Meeting of Shareholders (the “Meeting”) of the Funds will be scheduled for the purpose of asking shareholders of record on August 6, 2007, to approve a new investment advisory agreement between Rydex Investments and the

Funds under substantially the same terms as the previous investment advisory agreement (the “New Agreement”). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur in the 4th Quarter of 2007. Shareholders of the Funds will receive additional, and more detailed, information about the Transaction and the approval of the New Agreement, including the date of the Meeting, as that information becomes available.

The Transaction will have no impact on the day-to-day operations of Rydex Investments, the fees payable to Rydex Investments under the New Agreement, or the persons responsible for the management of the Funds. Thus, the Transaction should have no impact on the Funds' shareholders.

106

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

OTHER INFORMATION

(Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the

Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended

June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form

N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the

SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT  |

107

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and

Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

Carl G. Verboncoeur*

Rydex Series Funds – 2004

140

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Chief Executive Officer and Treasurer of Rydex Specialized Products, LLC (2005 to

present); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present); Executive Vice President of

Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

140

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Secretary of Rydex Specialized Products, LLC (2005 to present); Vice President of

Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic

Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners

SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present); Chief Operating Officer of Rydex Investments and

Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

Year of Birth

(Year Began)

Funds Overseen

John O. Demaret

Rydex Series Funds – 1997

132

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

132

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

132

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller

Rydex Series Funds – 2005

132

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

108

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

132

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

132

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

132

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

–––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to

Vice President and Treasurer (1963)

present); Vice President and Treasurer of Rydex Series Funds,

Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust

(2003 to present); Senior Vice President of Rydex Investments

(2003 to present); Vice President and Treasurer of Rydex Capital

Partners SPhinX Fund (2003 to 2006); Vice President of

Accounting of Rydex Investments (2000 to 2003)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable

Chief Compliance Officer and Secretary (1966)

Trust, and Rydex Dynamic Funds (2004 to present); Secretary of

Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic

Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments

(2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust,

Assistant Treasurer (1966)

Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Vice

President of Rydex Investments (2004 to present); Director of

Accounting of Rydex Investments (2003 to 2004); Vice President

of Mutual Funds, State Street Bank & Trust (2000 to 2003)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex

Controller (1974)

Dynamic Funds, Rydex ETF Trust (2006 to present); Director of

Fund Administration of Rydex Investments (2001 to present)

* Officers of the Fund are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT  |

109

9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800.820.0888

RVABENF-SEMI-3-0607x1207